AUGUST 12, 2011
SUN LIFE SOLUTIONS

This prospectus describes an individual flexible premium deferred variable annuity contract (“Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (“Sun Life (U.S.),” “we,” “us,” “our”) in all jurisdictions except New York. The Contract is designed as a long-term investment vehicle for retirement planning and is not suitable for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract.

The Contract offers a choice of features and benefits. You, in consultation with your financial professional, determine which ones may be appropriate for you based on your financial circumstances and objectives. The fees and charges that you pay under your Contract are based on the features and benefits that you select. For example, if you select an enhanced death benefit or an optional living benefit, then your expenses will be higher than if you purchased a Contract without such benefits.

You may accumulate value on a tax-deferred basis under your Contract by allocating your money to one or more variable investment options (“Subaccounts”) of Sun Life of Canada (U.S.) Variable Account K (the “Variable Account”), and any investment option(s) available with our dollar cost averaging program (“DCA Account”). Each Subaccount, in turn, invests in one of the following investment portfolios (“Funds”).

AIM Variable Insurance Funds (Invesco Variable	Huntington Funds (continued)	PIMCO Variable Insurance Trust
Insurance Funds)	Huntington VA New Economy Fund	PIMCO All Asset Portfolio
Invesco Van Kampen V.I. Comstock Fund	Huntington VA Real Strategies Fund	PIMCO CommodityRealReturn® Strategy
Invesco Van Kampen V.I. Equity and Income Fund	Huntington VA Rotating Markets Fund	Portfolio
Invesco V.I. International Growth Fund	Huntington VA Situs Fund	PIMCO Emerging Markets Bond Portfolio
Invesco Van Kampen V.I. Mid Cap Value Fund	JPMorgan Insurance Trust	PIMCO Global Multi-Asset Portfolio
AllianceBernstein Variable Products Series Fund, Inc.	JPMorgan Insurance Trust Core Bond	Putnam Variable Trust
AllianceBernstein Balanced Wealth Strategy Portfolio	Portfolio	Putnam VT Absolute Return 500 Fund
AllianceBernstein Dynamic Asset Allocation Portfolio	JPMorgan Insurance Trust U.S. Equity	Putnam VT Equity Income Fund
AllianceBernstein Small/Mid Cap Value Portfolio	Portfolio	Sun Capital Advisers Trust
BlackRock Variable Series Funds, Inc.	Lazard Retirement Series, Inc.	SCSM AllianceBernstein International Value Fund
BlackRock Global Allocation V.I. Fund	Lazard Retirement Emerging Markets Equity	SCSM BlackRock Inflation Protected Bond Fund
Columbia Funds Variable Insurance Trust I	Portfolio	SCSM BlackRock International Index Fund
Columbia Variable Portfolio - Marsico Growth Fund	Lord Abbett Series Fund, Inc.	SCSM BlackRock Large Cap Index Fund
Fidelity® Variable Insurance Products Fund II	Growth Opportunities Portfolio	SCSM BlackRock Small Cap Index Fund
Contrafund® Portfolio	Fundamental Equity Portfolio	SCSM Columbia Small Cap Value Fund
Fidelity® Variable Insurance Products III	MFS® Variable Insurance Trust	SCSM Davis Venture Value Fund
Balanced Portfolio	MFS® Research Bond Series	SCSM Lord Abbett Growth & Income Fund
Mid Cap Portfolio	MFS® Variable Insurance Trust II	SCSM Goldman Sachs Mid Cap Value Fund
First Eagle Overseas Variable Fund	MFS® Core Equity Portfolio	SCSM Goldman Sachs Short Duration Fund
First Eagle Overseas Variable Fund	MFS® Emerging Markets Equity Portfolio	SCSM Ibbotson Balanced Fund
Franklin Templeton Variable Insurance Products	MFS® Global Tactical Allocation Portfolio	SCSM Ibbotson Conservative Fund
Trust	MFS® Government Securities Portfolio	SCSM Ibbotson Growth Fund
Franklin Income Securities Fund	MFS® Growth Portfolio	SCSM Invesco Small Cap Growth Fund
Franklin Small Cap Value Securities Fund	MFS® International Growth Portfolio	SCSM PIMCO High Yield Fund
Franklin Strategic Income Securities Fund	MFS® International Value Portfolio	SCSM PIMCO Total Return Fund
Mutual Shares Securities Fund	MFS® Research International Portfolio	SCSM WMC Blue Chip Mid Cap Fund
Templeton Global Bond Securities Fund	MFS® Total Return Portfolio	SCSM WMC Large Cap Growth Fund
Huntington Funds	MFS® Utilities Portfolio	Sun Capital Global Real Estate Fund
Huntington VA Balanced Fund	MFS® Value Portfolio	Sun Capital Investment Grade Bond Fund®
Huntington VA Dividend Capture Fund	Oppenheimer Variable Account Funds	Sun Capital Money Market Fund®
Huntington VA Growth Fund	Oppenheimer Global Securities Fund/VA	Universal Institutional Funds, Inc.
Huntington VA Income Equity Fund	PIMCO Equity Series VIT	Growth Portfolio
Huntington VA International Equity Fund	PIMCO EqS Pathfinder Portfolio	Mid Cap Growth Portfolio
Huntington VA Macro 100 Fund		Wells Fargo Variable Trust
Huntington VA Mid Corp America Fund		VT Total Return Bond Fund
Huntington VA Mortgage Securities Fund

*Not all Funds may be available to you as an investment option under your Contract. Refer to “Investment Options” for specific information regarding circumstances affecting the availability of Funds.

The Contract is not a bank deposit or an obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. This prospectus contains basic information you should understand about the Contract before investing. Please read the prospectus carefully and keep it for future reference. The Contract has not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

To learn more about the Contract, you can obtain a copy of the statement of additional information (“SAI”), dated August 12, 2011. The SAI is incorporated by reference into this prospectus. The prospectus and SAI are parts of the registration statement that we filed with the SEC. The SEC maintains a website (www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The table of contents for the SAI appears at the back of this prospectus. For a free copy of the SAI, call us at (800) 752-7215 or write to us at the Sun Life Financial Annuity Service Center (“Service Center”) at the following address.

Sun Life Assurance Company of Canada (U.S.)
(for overnight mail)	(for regular mail)
Sun Life Financial Annuity Service Center 112 Worcester Street Wellesley Hills, MA 02481	Sun Life Financial Annuity Service Center P.O. Box 9133 Wellesley Hills, MA 02481

TABLE OF CONTENTS
Page

GLOSSARY	[INSERT PAGE NUMBER]

KEY FACTS ABOUT SUN LIFE SOLUTIONS VARIABLE ANNUITY	[INSERT PAGE NUMBER]

FEES AND EXPENSES	[INSERT PAGE NUMBER]

EXAMPLES	[INSERT PAGE NUMBER]

CONDENSED FINANCIAL INFORMATION	[INSERT PAGE NUMBER]

GENERAL INFORMATION ABOUT SUN LIFE (U.S.), THE VARIABLE ACCOUNT AND THE INVESTMENT OPTIONS UNDER THE CONTRACT[INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.)                                                                                                                            [INSERT PAGE NUMBER]
The Variable Account                                                                                                                            [INSERT PAGE NUMBER]
Investment Options                                                                                                                            [INSERT PAGE NUMBER]

SUN LIFE SOLUTIONS VARIABLE ANNUITY	[INSERT PAGE NUMBER]
Eligible Plans                                                                                                                            [INSERT PAGE NUMBER]
Owner, Annuitant and Beneficiary Designations                                                                                                                            [INSERT PAGE NUMBER]
Purchasing a Contract                                                                                                                            [INSERT PAGE NUMBER]
Purchase Payments                                                                                                                            [INSERT PAGE NUMBER]
Investing Your Purchase Payments                                                                                                                            [INSERT PAGE NUMBER]
Contract Value                                                                                                                            [INSERT PAGE NUMBER]
Transfer Privilege                                                                                                                            [INSERT PAGE NUMBER]
Additional Contract Features                                                                                                                            [INSERT PAGE NUMBER]
Taking Withdrawals                                                                                                                            [INSERT PAGE NUMBER]

OPTIONAL LIVING BENEFIT: SUN INCOME VISIONSM	[INSERT PAGE NUMBER]
Key Terms                                                                                                                            [INSERT PAGE NUMBER]
How the Living Benefit Works                                                                                                                            [INSERT PAGE NUMBER]
Income Benefit Base                                                                                                                            [INSERT PAGE NUMBER]
Lifetime Income Percentage                                                                                                                            [INSERT PAGE NUMBER]
Annual Income Amount                                                                                                                            [INSERT PAGE NUMBER]
Step-Up                                                                                                                            [INSERT PAGE NUMBER]
Impact of Withdrawals                                                                                                                            [INSERT PAGE NUMBER]
Contract Value Goes to Zero                                                                                                                            [INSERT PAGE NUMBER]
Cost of the Living Benefit                                                                                                                            [INSERT PAGE NUMBER]
Cancellation of the Living Benefit                                                                                                                            [INSERT PAGE NUMBER]
Death of Owner                                                                                                                            [INSERT PAGE NUMBER]
Annuitization Under the Living Benefit                                                                                                                            [INSERT PAGE NUMBER]
Tax Considerations Under the Living Benefit                                                                                                                            [INSERT PAGE NUMBER]

DEATH BENEFIT	[INSERT PAGE NUMBER]
Death Benefit Options                                                                                                                            [INSERT PAGE NUMBER]
Calculating the Death Benefit Amount                                                                                                                            [INSERT PAGE NUMBER]
Payment of the Death Benefit                                                                                                                            [INSERT PAGE NUMBER]
Spousal Continuation                                                                                                                            [INSERT PAGE NUMBER]

INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS[INSERT PAGE NUMBER]
100% Allocation Option                                                                                                                            [INSERT PAGE NUMBER]
Models under the Asset Allocation Program                                                                                                                            [INSERT PAGE NUMBER]
Build Your Own Portfolio                                                                                                                            [INSERT PAGE NUMBER]
Changes to Fund Classifications                                                                                                                            [INSERT PAGE NUMBER]
Fund “Closings”                                                                                                                            [INSERT PAGE NUMBER]

CONTRACT FEES AND CHARGES	[INSERT PAGE NUMBER]
Withdrawal Charge                                                                                                                            [INSERT PAGE NUMBER]
Annual Contract Fee                                                                                                                            [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                                                                                            [INSERT PAGE NUMBER]
Purchase Payment Charge                                                                                                                            [INSERT PAGE NUMBER]
Optional Living Benefit Charge                                                                                                                            [INSERT PAGE NUMBER]
Premium Taxes                                                                                                                            [INSERT PAGE NUMBER]
Fund Expenses                                                                                                                            [INSERT PAGE NUMBER]

ANNUITY PAYMENTS - THE INCOME PHASE	[INSERT PAGE NUMBER]
Selection of the Annuity Income Date                                                                                                                            [INSERT PAGE NUMBER]
Annuity Payout Options                                                                                                                            [INSERT PAGE NUMBER]
Selection of Annuity Payout Option                                                                                                                            [INSERT PAGE NUMBER]
Amount of Annuity Payments                                                                                                                            [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units                                                                                                                            [INSERT PAGE NUMBER]

FEDERAL TAX CONSIDERATIONS	[INSERT PAGE NUMBER]
U.S. Federal Income Tax Provisions                                                                                                                            [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions                                                                                                                            [INSERT PAGE NUMBER]

MORE INFORMATION	[INSERT PAGE NUMBER]
Right to Return Your Contract                                                                                                                            [INSERT PAGE NUMBER]
Communicating to Us About Your Contract                                                                                                                            [INSERT PAGE NUMBER]
Electronic Account Information                                                                                                                            [INSERT PAGE NUMBER]
Sending Forms and Transaction Requests in Good Order                                                                                                                            [INSERT PAGE NUMBER]
Voting Rights                                                                                                                            [INSERT PAGE NUMBER]
Reports to Owners                                                                                                                            [INSERT PAGE NUMBER]
Payments We Make                                                                                                                            [INSERT PAGE NUMBER]
Waivers, Reduced Charges, Credits, Special Guaranteed Interest Rates                                                                                                                            [INSERT PAGE NUMBER]
Distribution of the Contract                                                                                                                            [INSERT PAGE NUMBER]
Legal Proceedings                                                                                                                            [INSERT PAGE NUMBER]
Financial Statements                                                                                                                            [INSERT PAGE NUMBER]

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION[INSERT PAGE NUMBER]

APPENDIX A: CALCULATION OF WITHDRAWAL CHARGES	[INSERT PAGE NUMBER]

APPENDIX B: PURCHASE PAYMENT CHARGE EXAMPLES	[INSERT PAGE NUMBER]

APPENDIX C: OPTIONAL LIVING BENEFIT EXAMPLES	[INSERT PAGE NUMBER]

APPENDIX D: 100% ALLOCATION OPTION	[INSERT PAGE NUMBER]

APPENDIX E: BUILD YOUR OWN PORTFOLIO OPTION	[INSERT PAGE NUMBER]

GLOSSARY

This section provides definitions or brief explanations of the following terms used in this prospectus.

ACCUMULATION PHASE	The period, before the Annuity Income Date, when you can make Purchase Payments.
ANNUITANT	The natural person(s) on whose life (lives) annuity benefits are based.
ANNUITY INCOME DATE
The date on which annuity payments are to begin. The latest date on which you can begin receiving annuity payments is the first day of the month immediately following the youngest Annuitant’s 95th birthday.

BUSINESS DAY	Any day the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).
CODE	Internal Revenue Code of 1986, as amended.
CONTRACT ANNIVERSARY	Each anniversary of the Issue Date.
CONTRACT QUARTER	A three-month period, with the first Contract Quarter beginning on your Issue Date.
CONTRACT VALUE	The value of all amounts allocated to the DCA Account and to the Variable Account under a Contract.
CONTRACT YEAR	Each 12-month period beginning on the Issue Date and each Contract Anniversary thereafter.
DEATH BENEFIT AMOUNT	The amount we will pay to the beneficiary(ies) if the Owner dies during the Accumulation Phase.
DEATH BENEFIT DATE	The date we receive Due Proof of Death.
DESIGNATED FUNDS
The Funds you must invest in if you are participating in an optional living benefit or an enhanced death benefit. We may also permit investment in a DCA Account to satisfy the Designated Funds requirement under the optional living benefit and enhanced death benefit options.

DUE PROOF OF DEATH
The documentation we need to set the Death Benefit Date: (i) an original certified copy of the official death certificate (or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death) or any other proof we deem acceptable in our own discretion; and (ii) other information or documents we require to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, a death benefit option election (in good order from at least one beneficiary), state inheritance tax waivers, etc.).

FUND	The underlying fund in which assets of a Subaccount are invested.
GOOD ORDER
An instruction that Sun Life (U.S.) receives, along with all forms, information and supporting legal documentation (including any required spousal or co-owner’s consents), that is complete and clear enough to follow without interpretation. For example, all orders to process an application, a withdrawal request, a request to surrender your Contract, a request to transfer Contract Value, an election to receive annuity payments, or a death benefit claim, must be in good order.

INCOME PHASE	The period on and after the Annuity Income Date when we make annuity payments under the Contract.
ISSUE DATE	The date we apply your initial Purchase Payment and your application is in good order. This is the date that the Contract takes effect.
NON-QUALIFIED CONTRACT	A Contract that is not used in connection with a Qualified Plan and does not receive favorable tax treatment under Sections 401, 408, 408A, or 457 of the Internal Revenue Code.
OWNER (“you,” “your”)	The person(s) entitled to the privileges of ownership described in the Contract.
PURCHASE PAYMENT	An amount paid to us for the benefits provided by a Contract.
QUALIFIED CONTRACT	A Contract used in connection with a Qualified Plan.
QUALIFIED PLAN	A retirement plan that receives favorable tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code.
SUBACCOUNTS	Divisions of the Variable Account, each of which invests in shares of a single Fund.
SURRENDER VALUE	The Contract Value less any applicable premium taxes, annual contract fee, withdrawal charge, purchase payment charge, and living benefit charge.
VALUATION PERIOD	The time between the close of regular trading on the NYSE on a Business Day and the close of such trading on the next Business Day.
VARIABLE ACCOUNT	Sun Life of Canada (U.S.) Variable Account K, a separate account of Sun Life (U.S.) into which Purchase Payments may be allocated.
VARIABLE ANNUITY UNIT	A unit of measure used to calculate the value of your variable annuity payments.

KEY FACTS ABOUT SUN LIFE SOLUTIONS VARIABLE ANNUITY

This summary provides some of the key facts about the Contract. Because it is an overview, this summary does not contain all of the information that may be important to you. You should read the entire prospectus and the statement of additional information before deciding to invest.

This prospectus describes the material rights and obligations of the person(s) entitled to the privileges of ownership under the Contract (“Owner,” “you,” “your”). The maximum fees and charges for all Contract features and benefits are set forth in the Fees and Expenses table of this prospectus. The Contract is subject to the insurance laws and regulations of the state where it is issued. Any material state variations in the Contract are disclosed in this prospectus.

You can purchase a Contract if you are age 85 or younger on the date we receive your application. (See “Purchasing a Contract.”) Younger issue age requirements may apply if you elect a death benefit option other than the Contract Value Death Benefit, and minimum issue age requirements may apply if you elect an optional living benefit. When you apply for this Contract you may elect a “Withdrawal Charge Option” that allows you to shorten the 9-year withdrawal charge schedule for the Contract. The shorter the withdrawal charge schedule, the higher the mortality and expense risk charge for the Contract. (See “FEES AND EXPENSES.”) You should consult with your financial professional to determine which option best meets your financial needs and circumstances.

How does the Contract work?
Your Contract, like all deferred variable annuity contracts, has an Accumulation Phase and an Income Phase.

The Accumulation Phase, is the period before you begin to receive annuity payments. During the Accumulation Phase, you can make payments to us under the Contract (“Purchase Payments”). Any earnings accumulate on a tax-deferred basis and depend upon the performance of the Subaccounts in which you invest, and are taxed as ordinary income when you make a withdrawal. The value of a Subaccount will vary based on the investment performance of the corresponding Fund, and will be reduced by certain charges we deduct.

Subject to certain restrictions, you may transfer the value of all amounts you have allocated to the DCA Account and to the Variable Account under your Contract (i.e., “Contract Value”), among the Subaccounts. Before the date you are to begin receiving your annuity payments (“Annuity Income Date”), you may withdraw some or all of your Contract Value. Your Contract will terminate upon full surrender of your Contract Value or on the date your Contract Value declines to zero.

The Income Phase is the period that begins on the Annuity Income Date and ends with the death of the natural person(s) on whose life (lives) annuity benefits are based (“Annuitant”). During the Income Phase, the Annuitant or a designated payee receives regular annuity payments from your Contract. When the Income Phase starts, the annuity payments will be based upon various factors, including the Annuitant’s age, the Contract Value on the Annuity Income Date, and the annuity option selected.

How much money can I invest in this Contract?
You can purchase the Contract with an initial Purchase Payment of $10,000. For Qualified Contracts, which are Contracts issued in connection with a retirement plan that receives favorable tax treatment under Sections 401, 403, 408 or 408A (“Qualified Plan”) of the Internal Revenue Code of 1986, as amended (“Code”), the minimum Purchase Payment is $5,000. The minimum amount for a subsequent Purchase Payment is $1,000. You will need our prior approval for:
•an initial Purchase Payment of $2 million or more ($1 million if any Owner or Annuitant is age 81 or older on the date we receive your application), or
•a subsequent Purchase Payment that would cause your total Purchase Payments to exceed $2 million ($1 million if any Owner or Annuitant is age 81 or older at the time the Purchase Payment is received, in good order).
These requirements for Purchase Payments apply even if you elect an optional living benefit.

You can make subsequent Purchase Payments throughout the Accumulation Phase of your Contract, except in Oregon where Purchase Payments can only be made during the first Contract Year. (A Contract Year is a 12-month period beginning on the date the Contract is issued or beginning on the anniversary of that date thereafter.) You can allocate Purchase Payments to one or more Subaccounts or to the DCA Account; the Contract does not offer a fixed investment option. Please note: We do not accept subsequent Purchase Payments if any Owner or Annuitant is older than age 85 at the time we receive the Purchase Payment in good order.

We reserve the right to refuse any Purchase Payment made after the first Contract Year.. If we exercise this right, we will do so in the same manner for all Owners, and will provide you with written notification of any change in relevant procedures before such change takes effect. (See “Purchase Payments.”)

Do I have access to my money?
Before your Annuity Income Date, you may choose to withdraw some or all of your Contract Value. You may take partial withdrawals, or withdrawals on a periodic basis, or surrender your Contract altogether.

If you take a withdrawal or surrender your Contract, you may incur income tax and a tax penalty, as well as a withdrawal charge. In addition, withdrawals will reduce your Contract Value, any death benefit, and may reduce the amount of any optional living benefit that you select under your Contract. See “Taking Withdrawals,” “OPTIONAL LIVING BENEFIT: SUN INCOME VISION” and “DEATH BENEFITS.”

Can I make transfers between Subaccounts?
Currently, you can make 12 transfers among Subaccounts each Contract Year. Such transfers can occur no more frequently than once every 6 days.

In the future, we may limit the number and frequency of such transfers, and may impose additional restrictions to discourage disruptive trading and market timing.

Currently, we do not charge for transfers. However, we reserve the right to impose a charge of up to $25 per transfer in the future.

What charges will I pay?
We deduct several different types of fees and expenses under the terms of your Contract. Please see “FEE TABLES AND EXPENSE EXAMPLES” and “CONTRACT FEES AND CHARGES” for complete details.

•We will deduct a charge to cover state or local government premium taxes. Premium taxes currently range from 0% to 3.5%.
•An annual contract fee and a mortality and expense risk charge compensate us primarily for our administrative and distribution expenses and the mortality and expense risks that we assume under the Contract.
•We assess a withdrawal charge upon partial withdrawal or full surrender of Contract Value. For each Purchase Payment, the withdrawal charge starts at 8% of the Purchase Payment and declines to 0% after the Purchase Payment has been in the Contract for the number of complete years in the applicable withdrawal charge period. The withdrawal charge is not assessed on amounts annuitized.
•We will deduct charges associated with any Withdrawal Charge Option that you elect under the Contract, including a charge for any Purchase Payments made after the first Contract Anniversary (i.e., the anniversary of the date the Contract was issued). The “Purchase Payment Charge” will be assessed no longer than the applicable withdrawal charge period.
•We will deduct charges associated with any enhanced death benefit and/or optional living benefit that you elect under the Contract.

The Funds also deduct fees from their assets to cover operating expenses (including investment management fees). These deductions are not charges under the terms of the Contract, but are reflected in the share values of the Funds. You can find more detail about these deductions in the prospectuses for the Funds.

What additional features and optional benefits are offered under the Contract?
You can shorten the withdrawal charge schedule for your Contract from 9 years to 7 years or to 5 years by electing a Withdrawal Charge Option.

The Contract also offers an optional living benefit and three death benefits.  If you elect the optional living benefit or an enhanced death benefit, then you must also meet certain age requirements and must allocate your Purchase Payments to specific Funds (“Designated Funds”). Other restrictions may also apply. (See “INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS,” “OPTIONAL LIVING BENEFIT: SUN INCOME VISION,” AND “DEATH BENEFITS.”)

You should consult with your financial professional about whether and which of these benefits are appropriate for your particular circumstances.

•Death Benefits. If the Owner dies during the Accumulation Phase, then we offer a death benefit to the designated beneficiary(ies).

If the Contract names more than one Owner, then we will pay the death benefit upon the death of the first Owner to die. If there is a non-natural Owner, (e.g., a trust), we pay the death benefit on the death of the first Annuitant to die. We will determine the amount of any death benefit payable on the date we receive: (i) an original certified copy of the official death certificate (or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death) or any other proof we deem acceptable in our own discretion; and (ii) other information or documents we require to make payment including, but not limited to, taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, and required claim forms from at least one beneficiary (“Due Proof of Death”).

You must elect one of the following death benefits when you apply for the Contract. If you make no election on your application, then your application will be deemed “not in good order,” and we will contact you with instructions for completing your application. (See “Sending Forms and Transaction Requests in Good Order.”)

oContract Value Death Benefit: The death benefit equals your Contract Value. You do not pay an additional charge for this death benefit.

oReturn of Purchase Payment Death Benefit (“ROP Death Benefit”): The ROP Death Benefit, equals the greater of:
•your Contract Value; or
•your total Purchase Payments adjusted for any withdrawals.

You pay an additional charge for this enhanced death benefit.

oHighest Anniversary Value Death Benefit (“HAV Death Benefit”): The HAV Death Benefit equals the greatest of:
•your Contract Value;
•your total Purchase Payments adjusted for any withdrawals; or
•your highest Contract Value on any Contract Anniversary before your 81st birthday adjusted for any subsequent Purchase Payments and any withdrawals made between such Contract Anniversary and the date we receive Due Proof of Death (“Death Benefit Date”).

You pay an additional charge for this enhanced death benefit.

• Optional Living Benefit.

oSun Income VisionSM: This optional living benefit offers protection against the risk that your investments may decline in value and result in less income to you.

•If you are 59 or older, Sun Income Vision provides lifetime income even if your Contract Value declines to zero, provided that, you—(i) allocate 100% of your Contract Value to Designated Funds, and (ii) you limit your total withdrawals in each year that the benefit is in effect to an amount no greater than the withdrawal limit set under the benefit.
•Sun Income Vision is available only if, on the day you elect Sun Income Vision, (i) all Owners and Annuitants are at least age 40, and (ii) the oldest Owner and the oldest Annuitant (or the oldest Annuitant in the case of a non-natural Owner) are age 85 or younger.

Currently, you can only elect Sun Income Vision before or on your “Issue Date” (i.e., date we apply your Purchase Payment and your application is in good order). We reserve the right to make Sun Income Vision available under the Contract after the Issue Date to Owners who meet the eligibility criteria (for the benefit) on the date they elect Sun Income Vision.

You will pay a fee for Sun Income Vision.You can terminate Sun Income Vision at any time, but once terminated, it cannot be reinstated.

Please note: On your maximum Annuity Income Date (i.e., the latest date on which you can begin receiving annuity payments), we make available a fixed annualized annuity payment equal to at least the amount you are eligible to receive annually under Sun Income Vision. This option will apply if you do not elect another annuity payment option. (See “Annuitization Under the Living Benefit.”)

How will Sun Life (U.S.) calculate my annuity payments?
You may choose to begin receiving annuity payments (i.e., “annuitize” your Contract), at least one Contract Year after your Issue Date. If you decide to annuitize your Contract, then the amount of your annuity payment will be based on the age of the Annuitant on the Annuity Income Date, the annuity payout option you select, and the changing values of any Subaccounts in which you have invested. We make annuity payments monthly, quarterly, semi-annually, or annually.

If you annuitize your Contract, your annuity payments can be made on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, then the amount of the annuity payments will depend upon the investment performance of the Funds you select for the Income Phase of your Contract. If you choose fixed annuity payments, then the amount of each payment will remain unchanged during the Income Phase.

What happens if I die before I annuitize my Contract?
We will pay your beneficiary a death benefit if you die during the Accumulation Phase of your Contract.

Your beneficiary is the person(s) or entity you designate to receive any death benefit. If you do not designate a beneficiary, the death benefit will be paid to your estate. You can elect an enhanced death benefit by purchasing the ROP Death Benefit or the HAV Death Benefit.

Can I return my Contract?
You can return your Contract for a refund, but only if you return it within a prescribed time frame, generally, 10 days (or longer in some states) after you receive it. The length of this “free look” period depends on state law and can vary depending on whether you purchased this Contract to replace another annuity contract that you own.

In most states you will receive a refund equal to your Contract Value. Some states require that we return the full amount of your Purchase Payment(s). If applicable state law requires us to return the amount of your Purchase Payments, we will return the greater of (i) the full amount of any Purchase Payment(s) or (ii) your Surrender Value (i.e., your Contract Value less any applicable taxes, fees, and charges). (See “Right to Return Your Contract.”)

Will I pay taxes on my Contract earnings?
Generally, your earnings are not taxed until they are distributed to you, to the Annuitant, or to your beneficiary. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
•full surrender of the Contract or partial withdrawals (including any systematic withdrawals);
•payment of any death benefit proceeds; and
•periodic payments under an annuity payout option.

How much you are taxed on any distribution is based upon complex tax rules and depends on matters such as:
•the type and amount of a distribution;
•your age when a distribution is taken;
•the nature of any Qualified Plan funded by the Contract; and
•the circumstances under which the payments are made.

If you take a withdrawal during the Accumulation Phase from a Contract that is not used in connection with a Qualified Plan and does not receive favorable tax treatment under Sections 401, 408, 408A, or 457 of Code (“Non-Qualified Contract”), then, for tax purposes, any earnings are deemed to come out first and are taxed as ordinary income. Adding an optional living benefit also may increase the taxable portion of any withdrawals.

If your Contract is issued in connection with an IRA, then all or part of your Purchase Payments may be tax deductible. In addition, most IRAs require that distributions from a Contract start and end during a certain period of time. This effectively limits the period of time during which you can derive tax-deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.

Please note:
•When you purchase a Contract in connection with any Qualified Plan, including an IRA, the Contract provides no additional tax-deferral benefits because Qualified Plans are already entitled to their own tax-deferral. Therefore, if you purchase your Contract in connection with a Qualified Plan, your purchase should be made on the basis of other benefits offered by the Contract, such as lifetime income payments, protection through living and death benefits, and guaranteed fees.
•If you are younger than 59½ when you take a withdrawal, then you may incur a 10% federal tax penalty.
•Certain assignments of the Contract (to third parties) may also be subject to taxation.

How can I contact Sun Life (U.S.)?
We have a Service Center where we handle all transactions—including, but not limited to, transfer requests, Purchase Payments, and any claims documents. Currently, Owners communicate with us by telephone or writing. Only certain authorized registered representatives of broker-dealer firms of record may submit transfer requests over the Internet on our broker portal website.

•Address for regular mail: P.O. Box 9133, Wellesley Hills, MA 02481;
•Address for overnight mail: 112 Worcester Street, Wellesley Hills, MA 02481;
•Telephone number: (800) 752-7215;
•Facsimile number: (781) 304-5383;
•Website: www.sunlife.com/us/Annuities.

Our hours are Monday—Friday from 8:30 a.m. until 6:00 p.m. Eastern Time.

FEES AND EXPENSES

The table below describes the fees and expenses that you will pay when you buy the Contract, surrender the Contract, or transfer Contract Value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

	Contract with 9-Year Withdrawal Charge Period	Contract with 7-Year Withdrawal Charge Option	Contract with 5-Year Withdrawal Charge Option
Withdrawal Charge[1] (% of Purchase Payment Withdrawn)
# of Complete Years from Receipt of Purchase Payment
0	8%	8%	8%
1	8%	8%	7.5%
2	7%	7%	7%
3	6%	6%	6%
4	5%	5%	5%
5	4%	4%	0%
6	3%	3%	0%
7	2%	0%	0%
8	1%	0%	0%
9+	0%	0%	0%
Transfer Charge[2]	$ 25	$ 25	$ 25
Premium Taxes[3] (as a percentage of Contract Value or total Purchase Payments; based on Owner’s state of residence)	0% - 3.5%	0% - 3.5%	0% - 3.5%
Annual Contract Fee[4]	$ 50	$ 50	$ 50

Variable Account Annual Expenses

	Contract with 9-Year Withdrawal Charge Period	Contract with 7-Year Withdrawal Charge Option	Contract with 5-Year Withdrawal Charge Option
Mortality and Expense Risk Charge[5] (as a percentage of daily net assets in the Subaccounts)
Contract with Contract Value Death Benefit	1.00%	1.20%	1.60%
Contract with Return of Purchase Payment Death Benefit	1.20%	1.40%	1.80%
Contract with Highest Anniversary Value Death Benefit	1.60%	1.80%	2.20%
Purchase Payment Charge[6] (as a percentage of any Purchase Payment made after first Contract Anniversary)	N/A	0.20% (assessed after 7th Contract Year and before Income Phase)	0.60% (assessed after 5th Contract Year and before Income Phase)
Charge for Optional Living Benefit[7] (as a percentage of Income Benefit Base during Contract Year)
Sun Income Vision–Single Life Option	0.95%	0.95%	0.95%
Sun Income Vision–Joint Life Option	1.10%	1.10%	1.10%

Summary of Maximum Variable Account Annual Expenses

Maximum Mortality and Expense Risk Charge	2.20%
Maximum Charge for an Optional Living Benefit	1.10%

Maximum Total Variable Account Annual Expenses:	3.30%[8]

The table below shows the minimum and maximum total operating expenses charged by the Funds (for the year ended December 31, 2010) that you may pay periodically during the time that you own the Contract. More detail concerning these fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses[9]	Lowest	Highest
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.80%	1.88%

1 The withdrawal charge is assessed upon partial withdrawal or full surrender of Contract Value as a percentage of each applicable Purchase Payment withdrawn. The period during which a particular percentage applies is based on the number of years from the date the Purchase Payment is made. (See “Withdrawal Charge.”) You may shorten the 9-year withdrawal charge period by selecting a Withdrawal Charge Option. In addition, if you elect the 5-Year or the 7-Year Withdrawal Charge Option, a purchase payment charge will apply to Purchase Payments made after the first Contract Anniversary. (See “Purchase Payment Charge.”)

2 We currently do not impose a charge on transfers, but reserve the right to charge up to $25 for each transfer in a Contract Year.

3 The premium tax rate varies by your state of residence and the type of Contract you own. We may deduct premium taxes from Purchase Payments, Contract Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Investing Your Purchase Payments” and “Premium Taxes.”)

4 The annual contract fee is waived: (i) if your Contract Value is at least $100,000 on your Contract Anniversary; or (ii) if the Owner notifies us that there are multiple Contracts with the same residential (not mailing) address and the Contract Value for one or more of those Contracts is at least $100,000 on the Contract Anniversary. (See “Annual Contract Fee.”)

5 The mortality and expense risk charge is assessed on a daily basis and applies only during the Accumulation Phase. Once you annuitize your Contract, we will deduct an insurance charge of 1.20% of your average daily annuity unit values;  this charge compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.

6 The purchase payment charge only applies to Contracts with a 5- or 7- Year Withdrawal Charge Option. Under these Contracts, we reduce the applicable mortality and expense risk charge after the relevant 5th or 7th Contract Anniversary and before the Income Phase has begun. Purchase Payments made after the first Contract Anniversary are, therefore, assessed the lower mortality and expense risk charge even though those Purchase Payments have not been invested in the Contract for the full 5 or 7 Contract Years, as applicable.  If you have elected the 7-Year Withdrawal Charge Option, after the 7th Contract Year, in addition to the reduced mortality and expense risk charge, any Purchase Payment made after the first Contract Anniversary will be subject to an additional quarterly charge of 0.05% of the Purchase Payment, equal to an annual rate of 0.20%. If you have elected the 5-Year Withdrawal Charge Option, after the fifth Contract Year, in addition to the reduced mortality and expense risk charge, any Purchase Payment made after the first Contract Anniversary will be subject to an additional quarterly charge of 0.15% of the Purchase Payment, equal to an annual rate of 0.60%. The purchase payment charge is deducted proportionally from the Subaccounts in which you are invested. This charge will be assessed on the last Business Day of each Contract Quarter and will be assessed no longer than the 5- or 7- Year withdrawal charge period applicable to the Purchase Payment. (See “Purchase Payment Charge.”)

7 The fee for Sun Income Vision is assessed and deducted quarterly based upon your Income Benefit Base on the last Business Day of the Contract Quarter. (On the Issue Date, your Income Benefit Base is equal to your initial Purchase Payment; thereafter, it is subject to certain adjustments. (See “Income Benefit Base.”)) Your actual charge may be less than the maximums stated above. (See “OPTIONAL LIVING BENEFIT: Sun Income Vision” and “Optional Living Benefit Charge.”)

8 The amount assumes that the Income Benefit Base and the Contract Value are equal and that the charges are assessed during the first 5 Contract Years, and that you have selected a Contract with a Highest Anniversary Value Death Benefit and a 5-Year Withdrawal Charge Option—for a 2.20% total mortality and expense risk charge—and a 1.10% charge for Sun Income Vision with joint-life coverage. For any period that a purchase payment charge applies under a Contract, the maximum total Variable Account annual expenses will remain the same. The purchase payment charge does not increase the maximum mortality and expense risk charge assessed under either Withdrawal Charge Option.  Rather, it makes up the difference between the mortality and expense risk charge assessed during the relevant withdrawal charge period (i.e., the first 5 or 7 Contract Years) and the mortality and expense risk charge assessed after the first 5 or 7 Contract Years on Purchase Payments made after the first Contract Anniversary.

9 The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

The range of Fund expenses shown in this table are for the year ended December 31, 2010, and takes into account the expenses of Funds that are each a “fund of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain mutual funds (each such mutual fund an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the mutual funds in which it invests. In determining the range of Fund expenses, Sun Life (U.S.) took into account the information received on the combined actual expenses of each “fund of funds” and the mutual funds in which it invests. The combined expense information includes the fees and expenses of the Acquired Fund. See the prospectuses for each Fund that is a “fund of funds” for a presentation of the fees and expenses of the applicable Acquired Funds.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include withdrawal charges, the annual contract fee, Variable Account annual expenses, and Fund fees and expenses.

The Example assumes:

•      a $10,000 investment in the contract for the time periods indicated;
•      a 5% return each year;
•      the maximum fees and expenses of any of the Funds;
•      an average contract size of $50,000 for the purpose of converting the annual contract fee to a percentage;
•
the total Variable Account charges associated with the most expensive allowable combination of optional benefits with the highest fees and expenses—i.e., asset-based charges for a Contract with a 5-year withdrawal charge schedule plus charges for the HAV Death Benefit and for Sun Income Vision;

•      no premium taxes were deducted; and
•      no transfers were made.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years

$1,245	$2,203

(2)	If you annuitize your Contract at the end of the applicable time period:

1 Year	3 Years

$527	$1,579

(3)	If you do not surrender your Contract:

1 Year	3 Years

$527	$1,579

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those reflected in the Example. Similarly, your annual rate of return may be more or less than the 5% rate assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

The Contract described in this prospectus has not previously been available for sale, and the fees and charges set forth above may generate different values for Accumulation Units than the charges that apply under our other variable annuity contracts not offered by this prospectus. Therefore, we have not provided condensed financial information.

GENERAL INFORMATION ABOUT SUN LIFE (U.S.), THE VARIABLE ACCOUNT AND THE INVESTMENT OPTIONS UNDER THE CONTRACT

Sun Life Assurance Company of Canada (U.S.)

All obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of Sun Life (U.S.). We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is: One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”), a corporation organized in Canada. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

Financial Condition of the Company

Any guarantees under the Contract that exceed your Contract Value—such as those associated with any optional living benefit and any enhanced death benefit guarantees—are general corporate obligations of Sun Life (U.S.) and are subject to the claims of our creditors. Such guarantees are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Variable Account, however, are also available to cover the liabilities of our general account, but only to the extent the Variable Account assets exceed the Variable Account liabilities and then only to the extent the seed money provided by the Company remains in the Variable Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account to our contract owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our general account and may require that purchasers of certain of our variable insurance products allocate purchase payments and contract value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback due to the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets—such as, bonds, mortgages, general real estate investments, and stocks—as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

The Sun Life (U.S.) financial information in the statement of additional information includes a more detailed discussion of the risks inherent in our general account assets. We encourage both existing and prospective Owners to read and understand our financial statements.

The Variable Account

We established the Variable Account as a separate account on November 8, 2006, under Delaware law. We have registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

The assets of the Variable Account are held in our name on behalf of the Variable Account and legally belong to us. However, assets that underlie the Contracts cannot be charged with liabilities arising from any other business that we may conduct. All income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses.

The assets of the Variable Account are divided into Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund. All amounts allocated by you to a Subaccount will be used to purchase shares of a Fund at their net asset value. Any and all distributions made by a Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares of that Fund at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Contract fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to add other Subaccounts and to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

•	eliminate, combine, or add Subaccounts and make the combined or new subaccounts available for allocation of Purchase Payments;
•	combine the Variable Account or any Subaccount(s) with one or more different separate account(s) or subaccount(s);
•	close certain Subaccounts to allocations of new Purchase Payments by current or new Owners;
•	transfer assets of the Variable Account or any Subaccount that we determine to be associated with the class of contracts to which the Contract belongs, to another Variable Account or Subaccount;
•	operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law;
•	establish additional separate accounts or Subaccounts to invest in new Funds;
•	manage the Variable Account at the direction of a committee;
•	substitute new underlying funds for Funds in which Subaccounts currently invest;
•	add or delete Funds in which the Subaccounts invest; and
•	restrict or eliminate any voting privileges of Owners or other persons who have voting privileges in connection with the operation of the Variable Account.

We will not eliminate existing Subaccounts, combine Subaccounts, or substitute new Funds in which the Subaccounts invest without the prior approval of the appropriate state or federal regulatory authorities, and we will notify you of any such changes.

Investment Options

The Contract offers Subaccounts that invest in Funds--i.e., investment portfolios of companies registered under the 1940 Act. The following Funds are available as investment options under the Contract.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Invesco Van Kampen V.I. Comstock Fund, Series II	Large-Cap Equity Fund	•Invesco Advisers, Inc.

Invesco Van Kampen V.I. Equity and Income Fund, Series II	Asset Allocation Fund	•Invesco Advisers, Inc.

Invesco V.I. International Growth Fund, Series II	International/Global Equity Fund	•Invesco Advisers, Inc.

Invesco Van Kampen V.I. Mid Cap Value Fund, Series II	Mid-Cap Equity Fund	•Invesco Advisers, Inc.

AllianceBernstein Variable Products Series Fund, Inc. Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

AllianceBernstein Balanced Wealth Strategy Portfolio, Class B	Asset Allocation Fund	•AllianceBernstein L.P.

AllianceBernstein Dynamic Asset Allocation Portfolio, Class B	Asset Allocation Fund	•AllianceBernstein L.P.

AllianceBernstein Small/Mid Cap Value Portfolio, Class B	Small – Mid Cap Equity Fund	•AllianceBernstein L.P.

BlackRock Variable Series Funds, Inc. Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

BlackRock Global Allocation V.I. Fund, Class III	Asset Allocation Fund	•BlackRock Advisors, LLC •BlackRock Investment Management, LLC •BlackRock International Limited

Columbia Funds Variable Insurance Trust I Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Columbia Variable Portfolio - Marsico Growth Fund, Class 2	Large-Cap Equity Fund	•Columbia Management Investment Advisors, LLC •Marsico Capital Management, LLC

Fidelity® Variable Insurance Products Fund II1 Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Contrafund® Portfolio, Service Class 2	Large-Cap Equity Fund	•Fidelity® Management & Research Company •FMR Co. Inc. and other affiliates of Fidelity® Management & Research Company serve as sub-advisers for the fund.

Fidelity® Variable Insurance Products III[1] Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Balanced Portfolio, Service Class 2	Asset Allocation Fund	•Fidelity® Management & Research Company •Fidelity Investments Money Management, Inc. •FMR Co. Inc. and other affiliates of Fidelity® Management & Research Company serve as sub-advisers for the fund.

Mid Cap Portfolio, Service Class 2	Mid-Cap Equity Fund	•Fidelity® Management & Research Company •FMR Co. Inc. and other affiliates of Fidelity® Management & Research Company serve as sub-advisers for the fund.

First Eagle Overseas Variable Fund Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

First Eagle Overseas Variable Fund	International/Global Small/Mid-Cap Equity Fund	•First Eagle Investment Management, LLC

Franklin Templeton Variable Insurance Products Trust Fund Name	Classification	Investment Advisor (and Sub-Adviser(s), as applicable)

Franklin Income Securities Fund, Class 4	Asset Allocation Fund	•Franklin® Advisers, Inc.

Franklin Small Cap Value Securities Fund, Class 4	Small-Cap Equity Fund	•Franklin® Advisory Services, LLC

Franklin Strategic Income Securities Fund, Class 4	Multi-Sector Bond Funds	•Franklin® Advisers, Inc.

Mutual Shares Securities Fund, Class 4	Large-Cap Equity Fund	•Franklin® Mutual Advisers, LLC

Templeton Global Bond Securities Fund, Class 4	Global Bond Fund	• Franklin® Advisers, Inc.

Huntington Funds Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Huntington VA Balanced Fund[2,3]	Asset Allocation Fund	•Huntington Asset Advisors, Inc.

Huntington VA Dividend Capture Fund[2]	Large-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Growth Fund[2]	Large-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Income Equity Fund[2]	Large-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA International Equity Fund[2]	International/Global Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Macro 100 Fund[2]	Large-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Mid Corp America Fund[2]	Mid-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Mortgage Securities Fund[2]	Intermediate-Term Bond Fund	•Huntington Asset Advisors, Inc.

Huntington VA New Economy Fund[2]	Mid-Cap Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Real Strategies Fund[2]	Specialty Sector Commodity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Rotating Markets Fund[2]	International/Global Equity Fund	•Huntington Asset Advisors, Inc.

Huntington VA Situs Fund[2]	Small-Cap Equity Fund	•Huntington Asset Advisors, Inc.

JPMorgan Insurance Trust Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

JPMorgan Insurance Trust Core Bond Portfolio, Class 2	Intermediate-Term Bond Fund	•J.P. Morgan Investment Management Inc.

JPMorgan Insurance Trust U.S. Equity Portfolio, Class 2	Large-Cap Equity Fund	•J.P. Morgan Investment Management Inc.

Lazard Retirement Series, Inc. Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Lazard Retirement Emerging Markets Equity Portfolio, Service Class	Emerging Markets Equity Fund	•Lazard Asset Management LLC

Lord Abbett Series Fund, Inc. Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Growth Opportunities Portfolio, Class VC	Mid-Cap Equity Fund	•Lord, Abbett & Co. LLC

Fundamental Equity Portfolio, Class VC	Large-Cap Equity Fund	•Lord, Abbett & Co. LLC

MFS® Variable Insurance Trust Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

MFS® Research Bond Series, Service Class	Intermediate-Term Bond Fund	•Massachusetts Financial Services Company

MFS® Variable Insurance Trust II Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

MFS® Core Equity Portfolio, Service Class	Large-Cap Equity Fund	•Massachusetts Financial Services Company

MFS® Emerging Markets Equity Portfolio, Service Class	Emerging Markets Equity Fund	•Massachusetts Financial Services Company

MFS® Global Tactical Allocation Portfolio, Service Class	Asset Allocation Fund	•Massachusetts Financial Services Company

MFS® Government Securities Portfolio, Service Class	Intermediate-Term Bond Fund	•Massachusetts Financial Services Company

MFS® Growth Portfolio, Service Class	Large-Cap Equity Fund	•Massachusetts Financial Services Company

MFS® International Growth Portfolio, Service Class	International/Global Equity Fund	•Massachusetts Financial Services Company

MFS® International Value Portfolio, Service Class	International/Global Equity Fund	•Massachusetts Financial Services Company

MFS® Research International Portfolio, Service Class	International/Global Equity Fund	•Massachusetts Financial Services Company

MFS® Total Return Portfolio, Service Class	Asset Allocation Fund	•Massachusetts Financial Services Company

MFS® Utilities Portfolio, Service Class	Specialty Sector Equity Fund	•Massachusetts Financial Services Company

MFS® Value Portfolio, Service Class	Large-Cap Equity Fund	•Massachusetts Financial Services Company

Oppenheimer Variable Account Funds Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Oppenheimer Global Securities Fund/VA, Service Shares	International/Global Equity Fund	•OppenheimerFunds, Inc.

PIMCO Equity Series VIT Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

PIMCO EqS Pathfinder Portfolio, Advisor Class	International/Global Equity Fund	•Pacific Investment Management Company LLC

PIMCO Variable Insurance Trust Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

PIMCO All Asset Portfolio, Advisor Class[3]	Asset Allocation Fund	•Pacific Investment Management Company LLC •Research Affiliates, LLC

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class	Specialty Sector Commodity Fund	•Pacific Investment Management Company LLC

PIMCO Emerging Markets Bond Portfolio, Advisor Class	Emerging Markets Bond Fund	•Pacific Investment Management Company LLC

PIMCO Global Multi-Asset Portfolio, Advisor Class[3]	Asset Allocation Fund	•Pacific Investment Management Company LLC

Putnam Variable Trust Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Putnam VT Absolute Return 500 Fund, Class IB	Asset Allocation Fund	•Putnam Investment Management, LLC

Putnam VT Equity Income Fund, Class IB	Large-Cap Equity Fund	•Putnam Investment Management, LLC

Sun Capital Advisers Trust Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

SCSM AllianceBernstein International Value Fund, Service Class	International/Global Equity Fund	•Sun Capital Advisers LLC •AllianceBernstein L.P.

SCSM BlackRock Inflation Protected Bond Fund, Service Class	Inflation Protected Bond Fund	•Sun Capital Advisers LLC •BlackRock Financial Management, Inc.

SCSM BlackRock International Index Fund, Service Class	International/Global Equity Fund	•Sun Capital Advisers LLC •BlackRock Investment Management, LLC

SCSM BlackRock Large Cap Index Fund, Service Class	Large-Cap Equity Fund	•Sun Capital Advisers LLC •BlackRock Investment Management, LLC

SCSM BlackRock Small Cap Index Fund, Service Class	Small-Cap Equity Fund	•Sun Capital Advisers LLC •BlackRock Investment Management, LLC

SCSM Columbia Small Cap Value Fund, Service Class	Small-Cap Equity Fund	•Sun Capital Advisers LLC •Columbia Management Investment Advisers, LLC

SCSM Davis Venture Value Fund, Service Class	Large-Cap Equity Fund	•Sun Capital Advisers LLC •Davis Selected Advisers, L.P.

SCSM Goldman Sachs Mid Cap Value Fund, Service Class	Mid-Cap Equity Fund	•Sun Capital Advisers LLC •Goldman Sachs Asset Management, L.P.

SCSM Goldman Sachs Short Duration Fund, Service Class	Short-Term Bond Fund	•Sun Capital Advisers LLC •Goldman Sachs Asset Management, L.P.

SCSM Lord Abbett Growth & Income Fund, Service Class	Large-Cap Equity Fund	•Sun Capital Advisers LLC •Lord, Abbett & Co. LLC

SCSM Ibbotson Balanced Fund, Service Class[3]	Asset Allocation Fund	•Sun Capital Advisers LLC •Ibbotson Associates, Inc.

SCSM Ibbotson Conservative Fund, Service Class[3]	Asset Allocation Fund	•Sun Capital Advisers LLC •Ibbotson Associates, Inc.

SCSM Ibbotson Growth Fund, Service Class[3]	Asset Allocation Fund	•Sun Capital Advisers LLC •Ibbotson Associates, Inc.

SCSM Invesco Small Cap Growth Fund, Service Class	Small-Cap Equity Fund	•Sun Capital Advisers LLC •Invesco Advisers, Inc.

SCSM PIMCO High Yield Fund, Service Class	High Yield Bond Fund	•Sun Capital Advisers LLC •Pacific Investment Management Company LLC

SCSM PIMCO Total Return Fund, Service Class	Intermediate-Term Bond Fund	•Sun Capital Advisers LLC •Pacific Investment Management Company LLC

SCSM WMC Blue Chip Mid Cap Fund, Service Class	Mid-Cap Equity Fund	•Sun Capital Advisers LLC •Wellington Management Company, LLP

SCSM WMC Large Cap Growth Fund, Service Class	Large-Cap Equity Fund	•Sun Capital Advisers LLC •Wellington Management Company, LLP

Sun Capital Global Real Estate Fund, Service Class	Real Estate Equity Fund	•Sun Capital Advisers LLC •Massachusetts Financial Services Company

Sun Capital Investment Grade Bond Fund®, Service Class	Intermediate-Term Bond Fund	•Sun Capital Advisers LLC

Sun Capital Money Market Fund®, Service Class	Money Market Fund	•Sun Capital Advisers LLC

Universal Institutional Funds, Inc.[4] Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

Growth Portfolio, Class II	Large-Cap Equity Fund	•Morgan Stanley Investment Management Inc.

Mid Cap Growth Portfolio, Class II	Mid-Cap Equity Fund	•Morgan Stanley Investment Management Inc.

Wells Fargo Variable Trust[5] Fund Name	Classification	Investment Adviser (and Sub-Adviser(s), as applicable)

VT Total Return Bond Fund, Class 2	Intermediate-Term Bond Fund	•Wells Fargo Funds Management, LLC •Wells Capital Management Incorporated

[1] Referred to as Fidelity® VIP in sales and marketing materials
[2] Only available as an investment option if you purchase your Contract through a Huntington Bank representative.

[3] These are “fund of funds” investment options. The expenses of each “fund of funds” combines the actual expenses of the “fund of funds” and the expenses of each of the mutual funds in which the “fund of funds” invests. The expenses of these “fund of funds” investment options may be higher than those of Funds that do not invest in other mutual funds.

[4] Referred to as Morgan Stanley UIF in sales and marketing materials.
  5 Referred to as Wells Fargo Advantage VT in sales and marketing materials.

These Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of Sun Life (U.S.). Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other companies, or some other reason. In the event of conflict, we will take whatever steps are necessary to protect Owners and payees, including withdrawing the Variable Account from participation in the Funds involved in the conflict or substituting shares of other Funds.

Some of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for costs associated with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Owners, but are paid from assets of the advisers, transfer agents, or underwriters.

Certain publicly available mutual funds may have similar investment goals and policies as one or more of the Funds, and may be managed by the same investment adviser or manager as a Fund. While Funds may have many similarities to other publicly available mutual funds, you should not expect the investment results of the Funds to be the same as those of publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to those of any other mutual fund, even those with the same investment adviser or manager. In addition, there is no assurance that a Fund will achieve its stated objective.

You can find more detailed information about the Funds, including a description of their management, investment objectives, expenses, and potential risks, in the prospectuses for the Funds. The Fund prospectuses should be read in conjunction with this prospectus before you invest. You may obtain a copy of the Fund prospectuses by contacting us at (800) 752-7215 or by writing to us at the Service Center.

Selection of Funds

When we select the Funds offered through this Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, please refer to the section entitled “Revenue We Receive” in this prospectus.) We review the Funds periodically and may remove a Fund, or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You must also decide how much money to allocate to each Fund. Because you bear the investment risk, you should carefully consider your decisions about investment allocations. Please note: Because many Funds have similar names, be sure to state or write the full name of the Subaccount when providing your allocation instructions to ensure that your allocation instructions are in good order.

Before you choose investment options, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide current information, including information about any regulatory actions or investigations relating to a Fund. After you select Funds for your initial Purchase Payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose. However, if you have elected Sun Income Vision, then you may be eligible to receive lifetime income payments under that optional living benefit, even if your Contract Value declines to zero.

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Addition, Deletion, or Substitution of Funds

We do not guarantee that any of the Funds and Subaccounts will always be available for Purchase Payments, allocation, or transfers. We reserve the right, subject to compliance with applicable law, to add new Funds or classes of Funds, no longer offer existing Funds or classes of Funds, or substitute Fund shares that are held by any Subaccount for shares of a different Fund. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you (in the form of a supplement to the prospectus) and without prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

SUN LIFE SOLUTIONS VARIABLE ANNUITY

During the Accumulation Phase of your Contract, you make Purchase Payments into your Contract, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins when we accept your first Purchase Payment and ends on the earliest of:

•	the Business Day before your Annuity Income Date;
•	the day that you surrender your Contract; or
•	the date we receive Due Proof of Death.

A “Business Day” is any day the New York Stock Exchange (“NYSE”) is open for regular trading. The end of a Business Day is at the close of daytime trading of the NYSE, which is generally 4 p.m. Eastern Time.

Eligible Plans

The Contract may be used to fund individual retirement accounts and annuities qualifying for special income tax treatment under the Code (“Qualified Plans”).

•	Individual Retirement Annuity (“IRA”)
o	Traditional IRA (Code section 408)
o	Roth IRA (Code section 408A)
o	SEP-IRA (Code section 408(k))
•	Keogh and H.R. 10 Plans
•	Deferred Compensation Plan - Code section 457
•	Employer Contribution Plan - Code section 401(a)
•	Profit sharing or Stock Bonus Plan - Code section 401(k)

We also designed the Contracts so they can be used as individually-owned Non-Qualified Contracts and with certain non-qualified retirement plans.

Owner, Annuitant and Beneficiary Designations

We will ask you to name the Owner(s), Annuitant(s), and Beneficiary(ies) for your Contract.

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Owner: The Owner is the person, persons (if a co-owner is named), or entity entitled to all of the ownership rights under the Contract. If the Contract is owned by a non-natural person (or an entity), then the Owner must be a custodian or a trust established for the sole benefit of the Annuitant or his or her beneficiaries in order for tax-deferral to apply. Owners can exercise their rights and privileges during the Accumulation Phase, up to the Annuity Income Date, unless the Contract specifies otherwise. After the Annuity Income Date, the Annuitant holds any rights and privileges of ownership that continue.

Our Contracts are designed to focus on the retirement needs of individuals. Our Contracts are not designed for ownership by—nor can any optional living benefit available under the Contract be elected by—entities such as non-profit organizations, limited liability companies, partnerships, corporations, endowments, or pooled accounts such as certain defined benefit plans and omnibus Qualified Plans.

Ownership of a Qualified Contract may not be transferred except:

•	to the Annuitant;
•	to a trustee or successor trustee of a pension or profit sharing trust that is qualified under Code section 401;
•
to the employer of the Annuitant, provided that, after transfer, the Qualified Contract is maintained for the benefit of the Annuitant under the terms of a retirement plan qualified under Code section 403(a);

•	to the trustee or custodian of a traditional IRA for the benefit of the Owners under a group contract; or
•	as otherwise permitted from time to time by applicable Internal Revenue Service laws and regulations.

Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than Sun Life (U.S.).

The Owner of a Non-Qualified Contract may change the ownership of the Contract before the Annuity Income Date. Any change of ownership must be made in writing, and we must receive such written notification in good order at the Service Center. Although the change of ownership will be effective as of the date on which the Owner signed the request for change, we assume no liability for any payments we make or any actions we take before receiving the change in good order. If you change the Owner of a Non-Qualified Contract, you will immediately become liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership (including adding or removing Owners) will cancel optional living benefits. (See “Cancellation of the Living Benefit.”) Change of ownership will also cancel any enhanced death benefits, and thereafter the Contract Value Death Benefit will be payable upon the death of the new Owner. (See "Enhanced Death Benefits" under "Death Benefit Options.”) After a change of ownership, the Contract itself will remain in force, and all remaining Contract features and benefits, (i.e., benefits other than optional living or enhanced death benefits) will continue, based on the life of the new Owner.

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Annuitant: The Annuitant is the natural person(s) who receive(s) annuity payments during the Income Phase. The amount of those payments is based on the life (or lives, as appropriate) of the Annuitant(s). When an annuity payout option has been selected as the method of paying the death benefit, the beneficiary is the recipient of the annuity payment. You select the Annuitant(s) on your application. If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, then you become the Annuitant.

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Beneficiary: Each beneficiary is a person or entity that you name to receive the Death Benefit. You select your beneficiary on your application. Unless you made an irrevocable beneficiary designation, you may change your beneficiary at any time by sending us a written request (in good order) on our required form. A new beneficiary designation goes into effect once we receive the required forms in good order, and we record the change. The change in beneficiary designation will take effect as of the date when the request for change was signed by the Owner. The change will not affect any payment(s) we make or any action(s) we take before we record the written request.

Purchasing a Contract

To purchase a Contract, you must submit a completed application (in good order) and an initial Purchase Payment to us through any licensed insurance agent who also is a registered representative of a broker-dealer firm that has entered into a selling agreement with Sun Life (U.S.) and the general distributor of the Contract. The Annuitant(s) and Owner(s) must not be older than age 85. Different age requirements apply if you elect an optional living benefit or an enhanced death benefit under the Contract. (See “OPTIONAL LIVING BENEFIT: SUN INCOME VISION” and “DEATH BENEFIT.”)

We will credit your initial Purchase Payment to your Contract within two Business Days of receiving your completed application in good order. If your application is not complete, we will notify you. If we do not have the necessary information to complete the application within five Business Days, we will return your money or ask your permission to retain your Purchase Payment until the application is in good order. Then we will apply the Purchase Payment within two Business Days of when the application is in good order.

The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.

Please note: There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker-dealer firm or sales agent to forward the application to us promptly, or because of delays in determining whether the Contract is suitable for you). Any such delays will affect when your Contract can be issued and when your Purchase Payment is allocated among the investment options under the Contract.

Purchase Payments

The minimum initial Purchase Payment is $10,000 ($5,000 for Qualified Contracts). The minimum amount for subsequent Purchase Payments is $1,000. You will need our prior approval to make an initial Purchase Payment of $2 million or more ($1 million if any Owner or Annuitant is age 81 or older on the date we receive your application), or a subsequent Purchase Payment that would cause your total Purchase Payments to exceed $2 million ($1 million if any Owner or Annuitant is age 81 or older at the time the Purchase Payment is received in good order). You may make Purchase Payments throughout the Accumulation Phase subject to the maximums, except in Oregon where Purchase Payments can only be made during the first Contract Year. Please note: We do not accept subsequent Purchase Payments if any Owner or Annuitant is older than age 85

We reserve the right to refuse any Purchase Payment made after the first Contract Year. We will exercise this right to respond to changes in market or economic conditions, regulatory requirements, or our financial condition. If we exercise this right, we will do so in the same manner for all Owners, and will provide you with written notification of any change in procedures related to the refusal of Purchase Payments before such change takes effect.

Investing Your Purchase Payments

When you purchase a Contract, we allocate your Purchase Payment to the dollar cost averaging (DCA) account and/or to the Subaccounts that invest in the Funds you selected. Any allocations to the Subaccounts must be in whole percentages and must total 100%. We will allocate subsequent Purchase Payments based on your current allocation instructions, unless you request a different allocation by sending us notice of the change in a form acceptable to us. Please note: If you elect an enhanced death benefit or an optional living benefit, then you must allocate all of your Contract Value to one or more Designated Funds. (See “INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS.”)

We reserve the right to deduct applicable premium taxes or similar taxes from your Purchase Payments if required under state law. (See “Premium Taxes.”) In that case, we will deduct any such taxes from your Purchase Payment(s) before allocating the balance to the Subaccounts that you select.

Contract Value

Your Contract Value is the sum of your investment in each Subaccount and the DCA Account. Your Contract Value will fluctuate with the investment results of the Funds you have chosen.

Variable Accumulation Unit Value

We use a unit of measure to calculate your Contract Value allocated to the Variable Account before your Annuity Income Date (“Variable Accumulation Units”). Each Subaccount has its own Variable Accumulation Units. The value of each Variable Accumulation Unit in a Subaccount reflects the net investment performance of that Subaccount. We determine that value once on each day that the NYSE is open for trading, at the close of regular trading on the NYSE, which is generally 4:00 p.m., Eastern Time. The NYSE is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

On the first Business Day that a Subaccount is established, we set the value of a Variable Accumulation Unit at a specified dollar amount. We determine the value of a Variable Accumulation Unit value for any subsequent day by multiplying (i) the value of a Variable Accumulation Unit for the immediately preceding Business Day by (ii) the “net investment factor” for the Subaccount for the Business Day for which the Variable Accumulation Unit value is being determined. The “net investment factor” represents the net return on the Subaccount’s assets from the close of regular trading on the NYSE on one Business Day to the close of such trading on the next Business Day (i.e., a “Valuation Period”).

We calculate the net investment factor for each Subaccount for any Valuation Period using the following equation:

Investment factor	=	[	(a)	]	–	(c)
(b)

where:

(a) is the net asset value of a Fund share held in the Subaccount at the end of the current Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the current Valuation Period, plus or minus a per share credit or charge relating to any taxes attributable to the operation of the Subaccount that we pay or reserve for during the Valuation Period;

(b) is the net asset value per share of the Fund share held in the Subaccount at the end of the immediately preceding Valuation Period; and

(c) is a factor representing the asset-based charges.

Because the value of a Variable Accumulation Unit fluctuates with the value of the corresponding Fund share, no minimum value is guaranteed. See the statement of additional information for a hypothetical example of how we calculate the value of a Variable Accumulation Unit.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Subaccount, either from a Purchase Payment or a transfer of Contract Value, we credit that amount to your Contract in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Subaccount, or when we deduct certain charges under the Contract. We determine the number of units credited to or canceled from a particular Subaccount by dividing the dollar amount transferred or withdrawn by the Variable Accumulation Unit value for that Subaccount at the end of the Valuation Period when the transaction or charge is effective.

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Contract Value to one or more Subaccounts, subject to the following restrictions.
•	You may not make more than 12 transfers in any Contract Year.
•	At least 6 days must elapse between transfers to and from a Subaccount.
•	Transfers to or from Subaccounts are subject to terms and conditions that may be imposed by the Funds.
•	We impose additional restrictions on market timers, which are further described below.

We reserve the right to change or eliminate these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change before it takes effect.

A request to transfer Contract Value from one or more Subaccounts to one or more other Subaccounts constitutes a single transfer. A transfer request that does not comply with these permitted transfer restrictions will be denied and the Owner will be notified immediately.

These transfer restrictions do not apply to transfers made pursuant to any dollar cost averaging, asset allocation, systematic withdrawal, or rebalancing portfolio programs. However, additional restrictions will apply to transfers made under an enhanced death benefit or an optional living benefit. (See “INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS.”)

Currently, we do not charge you for transfers. However, we reserve the right to charge up to $25 for each transfer. We will notify you in writing of any change in current procedures related to assessment of transfer charges before such a change takes effect. Transfers made under any dollar cost averaging, asset allocation, systematic withdrawal, or portfolio rebalancing programs available under the Contract will not count as transfers for purposes of assessing a transfer charge.

Under current law, there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer firm of record, or another authorized third party may request transfers in writing or by telephone or facsimile. We automatically apply telephone transfer privileges to your Contract unless you notify us in writing at the Service Center that you do not want the ability to make transfers by telephone. To make a telephone transfer, you may call us at (800) 752-7215, Monday through Friday, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time, or fax your instructions to (781) 304-5383.

In addition, registered representatives of broker-dealer firms that have entered into selling agreements with us may submit transfer requests on behalf of their clients through the Internet to our broker website. To use this electronic transfer service, the registered representative must agree to our online terms of use. If you wish to purchase a Contract for which this electronic transfer service is available, then you can contact us at (800) 752-7215 to identify broker-dealer firms with registered representatives that use this service.

We will require personal identifying information to process a transfer request made by telephone or electronically. We will not be liable for following instructions communicated electronically or by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or facsimile, or electronically, and to require that certain transfer requests be submitted in writing instead. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a Fund involved in the transfer. If a telephone, facsimile or electronic transfer request is denied, then we will immediately notify you and/or your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone, facsimile, or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone, facsimile, and/or electronically may also be limited by circumstances beyond our control, such as during system outages or periods of high volume.

Your transfer request will be priced at the Variable Accumulation Unit value next determined at the end of the Valuation Period when we receive or are deemed to receive it in good order in a form that we accept. (See “Communicating to Us About Your Contract.”) Please note: Certain Subaccounts have similar names. To ensure that your request is in good order, it is important that you state or write the full name of the affected Subaccount(s) when making your transfer request.

Certain transfer requests can result in modifications to or cancellation of one or more of the Contract’s enhanced features or optional benefits or programs that require, or are based on, specific allocations among the available Subaccounts or the DCA Account. For more information, see “OPTIONAL LIVING BENEFIT: SUN INCOME VISION,” “APPENDIX D: 100% ALLOCATION OPTION,” and “APPENDIX E: BUILD YOUR OWN PORTFOLIO OPTION.”

No more than one transfer request may be made on the same Business Day, regardless of whether (i) the request is made by you, your authorized registered representative, or another authorized third party, and (ii) the request is submitted in writing, by telephone or facsimile, or electronically. (On any given day, a request to transfer Contract Value from one or more Subaccounts to one or more other Subaccounts constitutes a single transfer.)

You, your authorized registered representative, or another authorized third party can cancel a transfer request by contacting us by telephone at (800) 752-7215 (or by facsimile at (781) 304-5383) before the end of the Valuation Period when the transfer request was submitted. We may also permit your authorized registered representative to cancel a transfer request through the broker website, provided that we receive the request before the end of the Valuation Period when the transfer was submitted.

Disruptive Trading and Market Timing

Market timing and frequent or disruptive trading among the Subaccounts can cause risks with adverse effects on Funds as well as all Owners and beneficiaries invested in the affected Subaccounts, not just those making the transfers. Some of the harmful effects of frequent or disruptive trading include:

•	dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;
•	an adverse effect on portfolio management, such as
o	impeding a portfolio manager’s ability to sustain an investment objective;
o	causing a Fund to maintain a higher level of cash than would otherwise be the case;
o	causing a Fund to liquidate investments prematurely (or at an inopportune time) to pay withdrawals or transfers out of the Fund; and
•	increased brokerage and administrative expenses.

In addition, short-term trading can diminish a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Contracts are not designed for short-term trading. If you wish to employ short-term trading strategies, do not purchase a Contract.

The transfer limits and other restrictions described below depend on our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.

We have policies and procedures to limit the number and frequency of transfers of Contract Value. We also reserve the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer—i.e., this fee as well as any charge that we may assess on a permitted transfer of Contract Value among Subaccounts (see “Permitted Transfers” above)—exceed the maximum fee per transfer presented under “Fees and Expenses.”

Short-term trading activities, whether by the Owner or a third party authorized to initiate transfer requests on behalf of Owner(s), may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading that restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (i.e., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging in a pattern of short-term trading (either alone or in combination with transfers effected by you directly), we may refuse to process certain transfers requested by such a third party. We impose additional restrictions on third parties who engage in transfers of Contract Values on behalf of multiple Owners at one time. Specifically, we:
•	limit the form of such large group transfers to mail delivery only;
•	require the third party to give us advance notice of any large group transfers so that we can have additional staff ready to process those requests; and
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require that the amount transferred out of a Subaccount for each Owner be equal to 100% of that Owner’s value in the Subaccount. If a transfer request for less than 100% of an Owner’s value in a Subaccount is made, we will deem that request not in good order and immediately notify the Owner or the third party authorized to act on behalf of the Owner.

We will notify you in writing of any restrictions imposed.

We also reserve the right to waive short-term trading restrictions in the following instances, where permitted by law and not adverse to the interests of the relevant Fund:

•      when a new broker of record is designated for the Contract;
•	when the Owner changes;
•	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;
•	when necessary in our view to avoid hardship to an Owner; or
•	when Funds are dissolved, merged, or substituted.

We apply the short-term trading policy and the permitted waivers of that policy to all contracts uniformly. If we did not do so, some Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described above under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their shares. These policies and procedures may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Funds and the policies and procedures that we have adopted for our variable insurance contracts to discourage market timing and disruptive trading. Owners should be aware that we may not have the contractual ability or the operational capacity to monitor all Owners’ transfer requests and to apply the frequent trading policies and procedures of each respective Fund that would affected by the transfers. Accordingly, Owners, and other persons who have material rights under our variable insurance contracts, should assume that any protection that they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures that we have adopted for our variable insurance contracts to discourage market timing and disruptive trading in certain Subaccounts.

In addition, as required by SEC regulation, we have entered into a written agreement with each Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities (or the trading activities of a third party acting on your behalf) in the Funds . In addition, we are obligated to execute instructions from a Fund that may require us to restrict or prohibit your investment in a specific Fund if that Fund identifies you as violating the frequent trading policies it has established. If we disagree with the timing or substance of a Fund’s requests for information or with any transaction limits or restrictions that the Fund requests us to impose on our customers, and that disagreement cannot be resolved satisfactorily, then the Fund may be restricted or, subject to regulatory approval, replaced as a variable investment option.

If we receive a Purchase Payment allocated to a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Orders

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by Funds are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit a Fund’s ability to apply its respective frequent trading policies and procedures. As a result, we cannot guarantee that the Funds you select will not be harmed by the transfer activity of retirement plans or other insurance companies that may invest in the Funds.

Those other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. However, if their policies and procedures fail to successfully discourage harmful transfer activity, then that activity will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance contracts, including ours, that offer the Funds as investment options. In addition, if a Fund manager believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, then the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Additional Contract Features

You may participate in any of the following programs free of charge. This means:
•	you will not need to pay for transfers made under the terms of these optional programs; and
•	any transfers that you make under these programs will not count as one of the 12 transfers per year. (See “Transfer Privilege.”)

We reserve the right to terminate any of these programs at any time. You may also end your participation in any of these programs at any time.

Dollar Cost Averaging Program

You may elect to participate in the dollar cost averaging (“DCA”) program, at no extra charge, when you make Purchase Payments before the Annuity Income Date. Dollar cost averaging allows you to invest gradually, over time, in the Subaccounts by allocating all or a portion of your Purchase Payment to the DCA Account.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations on Contract Value. In general, because you transfer the same dollar amount(s) to the Subaccount(s) at set intervals, dollar cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. As a result, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A DCA program allows you to take advantage of market fluctuations, but does not insure a profit or protect against losses in a declining market.

Under the DCA program:
•	We reserve the right to limit minimum investments to at least $1,000.
•	At regular time intervals, we will automatically transfer a portion of your Contract Value in the DCA Account to one or more Subaccounts that you choose.
•	The transfers continue until: (i) you deplete your Contract Value allocated to the DCA program, (ii) you choose to stop the program, (iii) your Annuity Income Date, or (iv) your death.
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Under the current DCA program, the final amount transferred from any fixed account will include all interest earned on amounts allocated to the DCA Account. (Previously applied amounts may not be transferred back to the DCA Account.) If the DCA Account is also funded through the Variable Account, then the final amount transferred from any Subaccount will include any earnings on amounts allocated to the DCA Account.

At your direction, all amounts allocated to the DCA Account will be invested in 6-month or 12-month fixed account options, which are part of the general assets of Sun Life (U.S.) (referred to as the “general account”). We credit interest on amounts allocated to the DCA Account for the duration of the fixed account option that you select at a guaranteed interest rate that we declare. We may change the guaranteed interest rate from time to time, but no guaranteed interest rate will ever be less than the minimum guaranteed rate required by law. To find out about our current guaranteed interest rate, call us at (800) 752-7215.

If you discontinue the DCA program before completion, then any amounts remaining in the DCA Account will be transferred, in the same proportional allocation, to each of the Subaccounts you chose to receive funds transferred from the DCA Account. Any allocation of a new Purchase Payment to the DCA Account will start a new DCA program and may be subject to a $1,000 minimum investment limit.

Currently, the DCA Account is funded through fixed account options only. We reserve the right to fund the DCA Account through the Variable Account. In addition, we reserve the right to discontinue the DCA program at any time.

Asset Allocation Program

One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Annuity Income Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Subaccounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (800) 752-7215. We may add or delete such models in the future.

Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners of any existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.

Systematic Withdrawal Program

You can select our Systematic Withdrawal Program at any time before your Annuity Income Date at no extra charge. Under the Systematic Withdrawal Program, you specify the amount and frequency of regular withdrawals you would like to receive from your Contract Value and we will process those withdrawals automatically after we receive your written instructions in good order at the Service Center. You can take withdrawals on a monthly, quarterly, semi-annual, or annual basis.

Please note:
•	We reserve the right to make this program available only under Contracts with a minimum Contract Value of $10,000.
•	Withdrawal amounts under this program must be $25 or more.
•	Withdrawals under this program may be subject to withdrawal charges.
•
Withdrawals under this program may be included as income. Withdrawals made before you are 59½ may also be subject to a 10% federal tax penalty. You should consult a qualified tax professional before selecting this program.

•
If you have selected Sun Income Vision, you may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw each year. (See “Annual Income Amount” and “Lifetime Income Percentage.”)

You may change or stop this program at any time, by written notice to us or other means approved by us. We reserve the right to terminate this program at any time.

Portfolio Rebalancing Program

You may select our Portfolio Rebalancing Program at any time before your Annuity Income Date. Under this program, we transfer funds among all Subaccounts to maintain the percentage allocation you have selected for these Subaccounts. Depending on your instructions, we will make these transfers on a quarterly, semi-annual or annual basis. If you elected an optional living benefit or an enhanced death benefit, then each quarter we will automatically transfer your Contract Value among the Designated Funds you selected to maintain the percentage allocations that you chose. (See “Investment Options.”)

Taking Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase, you can have access to the money in your Contract by: (i) withdrawing all or any portion of your Contract Value; or (ii) taking payouts through our systematic withdrawal program. To make a withdrawal, other than a systematic withdrawal, you must send a request in writing (or in another form acceptable to us) to the Service Center. Your request must be in good order and must specify whether you want to withdraw your full Contract Value or, if less, the amount you wish to withdraw.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”), as well as to income tax and a 10% penalty tax. (See “FEDERAL TAX CONSIDERATIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Please note:
•	If your contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on withdrawals.
•	Certain withdrawals may require verification that a signature is authentic. You can obtain a signature guarantee at many banks and broker-dealer firms.
•
Withdrawals may significantly reduce any death benefit and/or living benefit amount, and may do so by an amount that exceeds the amount of the withdrawal. For more information on the impact of withdrawals on death benefit proceeds and on amounts payable under Sun Income Vision, you should refer to the more detailed discussion in the “OPTIONAL LIVING BENEFIT: SUN INCOME VISION” and “DEATH BENEFIT” sections of this prospectus.

Full Withdrawals

If you request a full withdrawal, then to determine the amount we will pay you, we deduct the following from your Contract Value at the end of the Valuation Period during which we receive your withdrawal request (in good order at the Service Center):
•	any applicable annual contract fee;
•	any applicable Withdrawal Charge;
•	any applicable Purchase Payment Charge; and
•	any applicable optional living benefit charge.

A full withdrawal results in the surrender of, and the cancellation of all rights and privileges under, your Contract. Your optional living benefit and any death benefit will end.

Partial Withdrawals

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:
•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Contract Value (thereby reducing your Contract Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).
If you make no specification, we will process your withdrawal request using the first option above.

Please note: Under either option any applicable taxes will be deducted from the amount you receive.

You may specify the amount you wish to withdraw from each Subaccount and the DCA Account to which your Contract Value is allocated. If you do not specify these amounts, we will deduct the total amount that you request be withdrawn on a pro rata basis from the Subaccount(s) and the DCA Account based on your Contract Value at the end of the Valuation Period during which we receive your request in good order at our Service Center. (If you have selected the Build Your Own Portfolio investment option or an asset allocation model, then withdrawals out of your portfolio model will be taken pro-rata from each of your selected Designated Funds.)

If you request a partial withdrawal that reduces your Contract Value to an amount less than the annual contract fee for the Contract Year in which you make the withdrawal, we reserve the right to treat that request as a request for a full withdrawal.

Free Withdrawal Amount

Each Contract Year, you may withdraw a portion of your Contract Value, which we call the “free withdrawal amount,” without incurring a withdrawal charge. The free withdrawal amount is equal to the greatest of:
•	10% of the amount of all Purchase Payments that are still subject to a withdrawal charge;
•	your maximum Annual Income Amount, if you selected an optional living benefit (see “OPTIONAL LIVING BENEFIT: SUN INCOME VISION,” or
•	your Contract’s yearly required minimum distribution required under the Code, if you have a Qualified Contract.

For a Qualified Contract, the waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Any portion of the “free withdrawal amount” that you do not use in a Contract Year cannot be carried forward for use in future years.

Order of Withdrawals

Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount that you withdraw is greater than your free withdrawal amount, then that excess will be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

OPTIONAL LIVING BENEFIT: SUN INCOME VISIONSM

We offer an optional living benefit (“Sun Income Vision” or “Living Benefit”) that you can elect with your Contract to help protect your future income against market risk (that is, the risk that your investments may decline in value and result in less income to you).

For a better understanding of the Living Benefit, we have included definitions of several key terms, and more information about the availability and cost of, and the restrictions applicable to, Sun Income Vision. You should consult with tax and financial professionals to determine if the Living Benefit is appropriate for you.

Key Terms

It is important to understand several key terms that are fundamental to the Living Benefit. These key terms are described in greater detail elsewhere in this prospectus.

Annual Income Amount: an annual dollar amount calculated as a percentage of the Income Benefit Base beginning on the Coverage Date.

Coverage Date: your Issue Date if you are at least age 59; otherwise, the first Contract Anniversary after you reach age 59. On this date, you are eligible to begin receiving your Annual Income Amount.

Early Withdrawal: a withdrawal taken before the Coverage Date.

Excess Withdrawal: a withdrawal taken after the Coverage Date which, alone or when combined with any other withdrawals taken in the same Contract Year, exceeds the Annual Income Amount (or, if greater, your Contract’s required minimum distribution amount, as defined under the Internal Revenue Code).

Income Benefit Base: the amount used to calculate (i) your Annual Income Amount and (ii) the cost of your Living Benefit described below.

Lifetime Income Percentage: a percentage of the Income Benefit Base used to calculate the amount you can withdraw each Contract Year. The percentage is determined based on your attained age (or, with joint-life coverage, the attained age of the younger spouse) at the time of your first withdrawal after the Coverage Date. A different Lifetime Income Percentage applies to specified age ranges and the oldest age range corresponds to the highest percentage.

Please note:
•	When discussing the Living Benefit, the terms “you” and “your” refer to the oldest living Owner under single-life coverage or the younger spouse under joint-life coverage.
•	In the case of a non-natural Owner, the terms “you” and “your” refer to the oldest living Annuitant. Non-natural Owners currently are only eligible for single-life coverage.
•	In your Contract, the person whose age is used to determine the Lifetime Income Percentage or other benefits provided by the Living Benefit is referred to as the “Covered Person.”)

How the Living Benefit Works

The Living Benefit is designed to give you income for the rest of your life, regardless of investment performance. To determine the amount of lifetime income for which you are eligible, we consider two factors, your Income Benefit Base and your Lifetime Income Percentage.

•
Initially, we set your Income Benefit Base to equal your initial Purchase Payment. The Income Benefit Base may be increased by any subsequent Purchase Payment or step-up; it may be decreased by any Early Withdrawals and Excess Withdrawals taken.

•	We determine your Lifetime Income Percentage based on your age when you start taking withdrawals after your Coverage Date.
•	Under the Living Benefit, the amount you can withdraw each Contract Year equals your Annual Income Amount, which is your Lifetime Income Percentage multiplied by your Income Benefit Base.

The Living Benefit provides lifetime income even if the Contract Value declines to zero, provided that certain requirements are met while the Living Benefit is in effect.

•
You must allocate 100% of your Contract Value in Designated Funds that help manage our risk and support the guarantees under the Living Benefit. (See “INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS.”)

•
After your Coverage Date, you must limit your total withdrawals to an amount not to exceed your Annual Income Amount or your Contract’s yearly required minimum distribution, if greater. (See “Tax Issues Under the Living Benefit.”)

Sun Income Vision will not be available under Contracts issued in conjunction with beneficiary IRAs, and cannot be elected by non-profit corporations, limited liability companies, partnerships, corporations, endowments, defined benefit retirement plans, and other entities, retirement plans or pooled accounts that we may specify in the future.

See “APPENDIX C—OPTIONAL LIVING BENEFIT EXAMPLES” for examples showing how the features of the Living Benefit work.

Please note:

•	You can elect Sun Income Vision before or on your Issue Date.
•	To be eligible for Sun Income Vision all Owners and all Annuitants must be at least age 40, and no older than age 85, on the date you elect the Living Benefit.
•	You will pay a fee for the Living Benefit.
•
Your Living Benefit is in effect beginning on the Issue Date and ending on the earlier of the Annuity Income Date or the date the Living Benefit terminates. Of course, you can always withdraw an amount up to your Surrender Value pursuant to your rights under the Contract.

•
If your Contract Value is reduced to zero as a result of an Excess Withdrawal or an Early Withdrawal, your Income Benefit Base will be reduced to zero. Consequently, your Contract and your Living Benefit will end. This means that you could pay for a benefit that you never receive.

•
If, however, your Contract Value is reduced to zero for any reason other than immediately following an Excess Withdrawal or an Early Withdrawal (e.g., through any combination of poor investment performance of the Designated Funds, Contract charges, and other withdrawals), then your Income Benefit Base will not be reduced. Your Contract will end, but your right to receive an Annual Income Amount will continue. Regardless of your age on the day the Contract Value is reduced to zero, you still will be entitled to receive your Annual Income Amount each year for as long as you live.

•	You may terminate the Living Benefit at any time; once terminated, it cannot be reinstated.

Sun Income Vision may not be appropriate for all investors. Before purchasing Sun Income Vision, you should carefully consider the following:

Sun Income Vision may be appropriate for you if you are an investor who:

●	wants an opportunity for annual income to increase as you grow older.
●	wants a guaranteed stream of income for life without annuitizing, beginning after your Coverage Date.
●	wants the option of joint-life coverage.

Sun Income Vision may be inappropriate for you if you are an investor who:

●	does not anticipate making frequent withdrawals, and your primary objective is to take maximum advantage of the tax deferral aspect of the Contract.
●	wants single-life coverage on a co-owned Contract.

Sun Income Vision is inappropriate if you are an investor who:

●	wants to invest in investment options other than a Designated Fund.
●	plans to take repeated Early or Excess Withdrawals for any reason.
●	plans to take any withdrawals for the payment of advisory or other fees.

Single-Life and Joint-Life Coverage

You may elect single-life coverage or, for a higher fee, joint-life coverage, under the Living Benefit. Once you make your choice, however, you cannot switch between joint-life and single-life coverage regardless of any change in life events. Joint-life coverage:

•	must be elected on the Issue Date and cannot be added later;
•	is available on an individually-owned Contract only if the spouse (as recognized under federal law) is the sole primary beneficiary under the Contract while the Living Benefit is in effect;
•	is available on a co-owned Contract only if the spouses (as recognized under federal law) are the only co-owners while the Living Benefit is in effect; and
•	is not available to non-natural Owners or if you are unmarried on the Issue Date.

With joint-life coverage, the age of the person who was the younger spouse on the Issue Date determines when and how much income can be taken under the Living Benefit. Your Coverage Date will be the Issue Date provided that person is age 59 or older. If that person is younger than age 59, your Coverage Date will be the Contract Anniversary after he or she attains (or would have attained) age 59. It does not matter whether the person who was the spouse is still alive or whether you are still married to that person. The Lifetime Income Percentage is based on the age the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the Coverage Date. The Lifetime Income Percentage may be reset to a higher percentage in the event of a step-up.

Please note:
•
Whereas withdrawals of the Annual Income Amount under single-life coverage end when any Owner dies, withdrawals of the Annual Income Amount under joint-life coverage continue as long as the Owner or the Owner’s spouse is alive. To take the Annual Income Amount after the death of a spouse under joint-life coverage, however, the surviving spouse must first elect to continue the Contract through spousal continuation. (See “Joint-Life Coverage” under “Death of Owner.”)

•
If your spouse is significantly younger or older than you, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possible long waiting period to begin annual withdrawals and the higher fee for joint-life coverage.

•	Single-life coverage may not be an appropriate choice on a co-owned Contract because the Living Benefit will end on the death of any Owner.
•	If an Owner elects joint-life coverage, the Owner’s surviving spouse (and the sole primary beneficiary) will always pay the higher joint-life fee.
•
If the person who was your spouse on the Issue Date is no longer your spouse or the sole primary beneficiary under the Contract, then the Living Benefit will still continue for you and no new spouse can be added. The joint-life fee will continue.

•	If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “FEDERAL TAX CONSIDERATIONS.”

Income Benefit Base

We use the Income Benefit Base to calculate the Annual Income Amount. On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:

•	increased by any subsequent Purchase Payments;
•	increased by any step-ups; and
•	decreased by any Early and Excess Withdrawals (see “Impact of Withdrawals,” below).

The maximum Income Benefit Base permitted after any step-up is $10 million. To determine this maximum limit, we may aggregate the benefit bases of all variable annuity contracts with living benefits that you own and that are issued by Sun Life Assurance Company of Canada (U.S.) or its affiliates, unless your Contract is issued in Florida. For Contracts issued in Florida, we will not aggregate the benefit bases of all variable annuity contracts with living benefits that you own.

Please note: Your Income Benefit Base is not a cash value, a Surrender Value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any Subaccount, and it is not a guarantee of Contract Value. Rather, it is a value used to calculate the Annual Income Amount and the fee for your Living Benefit.

Lifetime Income Percentage

We use the Lifetime Income Percentage to calculate the Annual Income Amount. The Lifetime Income Percentage is determined based on:

•	your age when the first withdrawal is taken after the Coverage Date; or
•	if joint-life coverage is selected, the age of the younger spouse when the first withdrawal is taken after the Coverage Date.

Age at time of first withdrawal	Lifetime Income Percentage - Single-Life and Joint-Life Coverage
59-64	3%
65-79	4%
80+	5%

Once established, the Lifetime Income Percentage will not increase even though your age increases, except in certain circumstances involving step-ups (described below).

Annual Income Amount

Beginning on the Coverage Date, you can withdraw up to the Annual Income Amount from your Contract in any Contract Year without reducing your Income Benefit Base. We determine the Annual Income Amount by multiplying the Income Benefit Base by the Lifetime Income Percentage (shown in the chart above), based on your age at the time of the first withdrawal after the Coverage Date. Whenever you make a Purchase Payment that increases your Income Benefit Base, we will immediately recalculate your Annual Income Amount. We also recalculate your Annual Income Amount each year on your Contract Anniversary, based upon certain other increases or decreases to the Income Benefit Base that occurred during the previous Contract Year.

•	After each step-up to the Income Benefit Base, we will calculate the new Annual Income Amount on your next Contract Anniversary.
•
If an Excess Withdrawal has been taken, your available Annual Income Amount will be zero for the remainder of that Contract Year. On your next Contract Anniversary, we will calculate a new Annual Income Amount, based on your then current Income Benefit Base.

•	If your Contract Value has been reduced to zero immediately following an Excess Withdrawal, your Contract, including your Living Benefit, will end.

For further information about the impacts of taking your Annual Income Amount, see “Tax Issues Under the Living Benefit” and “FEDERAL TAX CONSIDERATIONS.”

Please note:
•
If you elect the Living Benefit and you are (or your spouse is, if joint-coverage applies) younger than age 59 on the Issue Date, then you will still be assessed a fee for the Living Benefit, even though the Annual Income Amount will be zero until the Coverage Date.

•
Your Annual Income Amount is not cumulative. If you do not take the entire Annual Income Amount during a Contract Year, then you cannot take more than the Annual Income Amount in the next Contract Year and still maintain the Living Benefit’s guarantees.

Step-Up

The step-up feature available with the Living Benefit gives you an opportunity to grow your Income Benefit Base.
•
On each Contract Anniversary before your Annuity Income Date, if your Contract Value exceeds your current Income Benefit Base, we will automatically increase your Income Benefit Base to an amount equal to your Contract Value.

•
If you cross into another age tier at the time of the step-up (we refer to this as “step-through”), then we will increase the Lifetime Income Percentage. For example, if you are age 79 (in the 65-79 age tier) when you make your first withdrawal, and you are age 80 at the time of the automatic step-up of your Income Benefit Base, then your Lifetime Income Percentage will increase to the level for the 80+ age tier. (See the chart under “Lifetime Income Percentage.”)

Impact of Withdrawals

Starting on your Coverage Date and continuing to your Annuity Income Date, you may take partial withdrawals up to your Annual Income Amount each Contract Year without reducing your Income Benefit Base. However, these withdrawals will reduce your Contract Value by the amount of the withdrawal (and reduce the amount of your death benefit proportionately); they may also affect step-ups. Withdrawals taken in connection with the Living Benefit also may be subject to income taxes and federal tax penalties (e.g., if taken before age 59½). You should consult a qualified tax professional for more information.

Early Withdrawals

If you take withdrawals before your Coverage Date, referred to as “Early Withdrawals,” we reduce your Income Benefit Base in the same proportion as the amount withdrawn reduced the Contract Value. We calculate your new Income Benefit Base using the following formula:

IBB x	(	CV – WD	)
CV

Where:
IBB	=	your Income Benefit Base immediately before the Early Withdrawal.
WD	=	the amount of the Early Withdrawal.
CV	=	your Contract Value immediately before the Early Withdrawal.

Excess Withdrawals

After the Coverage Date, any partial withdrawal that, when taken alone or in combination with all other withdrawals taken in the same Contract Year, exceeds the Annual Income Amount is considered an “Excess Withdrawal.” If you take an Excess Withdrawal, then we reduce your Income Benefit Base in the same proportion as the Contract Value (after deducting the Annual Income Amount) is reduced by the amount of the withdrawal that exceeds the Annual Income Amount. We calculate your new Income Benefit Base using the following formula:

IBB x	(	CV – EWD	)
CV

Where:
IBB	=	your Income Benefit Base immediately before the Excess Withdrawal.
EWD	=	the amount of the Excess Withdrawal that exceeds your Annual Income Amount.
CV	=	your Contract Value immediately after deducting the Annual Income Amount.

The above calculations of Early and Excess Withdrawals show proportionate reductions. That is, the reduction to your Income Benefit Base will not be dollar-for-dollar, and may be more or less than the amount withdrawn.

Please note:
•	Early Withdrawals and Excess Withdrawals could—
o	severely reduce, and even terminate, your Living Benefit; and
o	reduce your Contract Value to zero, thereby terminating your Contract without value.
•	We do not monitor for Excess Withdrawals. Accordingly, if you take regular or scheduled withdrawals, you should track your withdrawals to be sure they do not exceed your Annual Income Amount.
•
You should consider when to begin making withdrawals because you may not start at the most financially beneficial time for you. For example, by waiting to take withdrawals, you may have more opportunity to increase your Annual Income Amount, but you will have less time to take withdrawals.

•
The timing and amount of your withdrawals may significantly decrease, and even terminate, your benefits under the Living Benefit. For example, if your Contract Value is reduced to zero immediately following an Early or an Excess Withdrawal, then your Income Benefit Base will also be reduced to zero and your Contract will terminate without value and, thereafter, no Annual Income Amount will be paid.

Contract Value Goes to Zero

Before the coverage date, if your Contract Value is reduced to zero:

•
immediately following an Early Withdrawal, then your Income Benefit Base will be reduced to zero. Consequently, your Contract and your Living Benefit will end. This means that you could pay for a benefit that you never receive.

•
at any time other than immediately following an Early Withdrawal (e.g., for reasons such as through any combination of poor investment performance of the Designated Funds, Contract charges, and other withdrawals), then your Income Benefit Base will not be reduced. Your Contract will end, but your right to receive an Annual Income Amount will continue. Regardless of your age on the day the Contract Value is reduced to zero, you still will be entitled to receive your Annual Income Amount each year for as long as you live. We will provide an annual payment equal to 3.0% of your Income Benefit Base immediately before your Contract Value is reduced to zero. These annual payments will begin on what would have been your Coverage Date. We will not make any annual payments if you die before what would have been your Coverage Date.

After the coverage date, if your Contract Value is reduced to zero:

•
immediately following an Excess Withdrawal, then your Income Benefit Base will be reduced to zero. Consequently, your Contract and your Living Benefit will end. This means that you could pay for a benefit that you never receive.

•
at any time other than immediately following an Excess Withdrawal (e.g., for reasons such as through any combination of poor investment performance of the Designated Funds, Contract charges, and other withdrawals), then your Income Benefit Base will not be reduced. Your Contract will end, but your right to receive an Annual Income Amount will continue. In the Contract Year the Contract Value goes to zero, we will pay a lump sum adjustment equal to the Annual Income Amount minus any withdrawals previously taken in that Contract Year. Thereafter, the Annual Income Amount will be paid annually, immediately after each Contract Anniversary.

Cost of the Living Benefit

If you select the Living Benefit, then we will deduct a fee pro-rata from each of your Subaccounts on the last valuation day of each Contract Quarter. A Contract Quarter is a three-month period, with the first Contract Quarter beginning on your Issue Date. The fee is a percentage of your Income Benefit Base and differs for single-life and joint-life coverage. The percentage rate we use may increase or decrease over time, but will not exceed the Maximum Annual Rates shown in the table below. We will notify you of any change in the percentage rate, and you may elect to cancel your Living Benefit and no longer pay the fee.

	Single-Life Coverage				Joint-Life Coverage
	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate	Current Quarterly Rate	Current Annual Rate	Maximum Quarterly Rate	Maximum Annual Rate
Sun Income Vision	0.125%	0.50%	0.2375%	0.95%	0.1625%	0.65%	0.2750%	1.10%

Please note: Because the fee for the benefit is a percentage of your Income Benefit Base:
•	You will begin paying the fee for the Living Benefit as of the date you select the Living Benefit, even if you do not begin taking withdrawals for many years, or never take withdrawals.
•
Your total annual fee is the sum of four quarterly fees and could be a much higher percentage of your Contract Value than of your Income Benefit Base. The maximum annual fee is the maximum annual rate multiplied by the highest quarterly Income Benefit Base during that Contract Year.

•	Your fee will increase as your Income Benefit Base increases (although the rate used to calculate the fee may remain the same).

Cancellation of the Living Benefit

You may cancel the Living Benefit at any time. Upon cancellation, all benefits associated with the Living Benefit will end and we will deduct a pro-rata portion of the charge for the Living Benefit based upon the amount of time that has elapsed between the previous Contract Quarter and the cancellation date.

We will terminate the Living Benefit upon the earliest of the following:
•	when we receive, in good order, at our Service Center, your written request to cancel the Living Benefit.
•
when ownership of the Contract changes. (We reserve the right not to cancel the Living Benefit if (i) the new Owner has the same tax identification number as the previous Owner, or (ii) ownership is transferred from a custodian or other entity to the new Owner).

•	when the Owner dies (with single-life coverage).
•	annuitization.
•	termination/full surrender of the Contract.
•	if the Contract Value is reduced to zero immediately following an Early or an Excess Withdrawal.
•
an investment in or transfer of Contract Value to a Fund that is not a Designated Fund. (We will not process any such investment or transfer of Contract Value without confirmation – either written or on a recorded line – that you understand the transaction will cancel your living benefit.)

•
if you have selected Build Your Own Portfolio, an investment or transfer of Contract Value that is outside the specified allocation ranges. (We will not process any such investment or transfer of Contract Value without confirmation – either written or on a recorded line – that you understand the transaction will cancel your living benefit.)

Once the Living Benefit is cancelled or terminated, all benefits associated with it will end and we will deduct a pro-rata portion of the Living Benefit charge based on the amount of time that has elapsed between the previous Contract Quarter and the date the Living Benefit is cancelled. Once terminated, your Living Benefit cannot be reinstated. We will not refund the fees that you have paid for the Living Benefit.

Death of Owner

Single-Life Coverage

If you selected single-life coverage, then the Living Benefit ends on the death of any Owner and the beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole primary beneficiary, then he or she may elect to continue the Contract, but the Living Benefit will terminate and no optional living benefit will be available to your surviving spouse.

Please note:

•	Single-life coverage may be inappropriate on a co-owned Contract because the Living Benefit will end on the death of any Owner.
•
Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuation”) or the Living Benefit under the Contract. For this reason, co-owners who are not spouses should discuss with their financial advisor whether the Living Benefit is appropriate for them. If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “FEDERAL TAX CONSIDERATIONS.”

Joint-Life Coverage

If an Owner dies with joint-life coverage, then the surviving spouse who was the spouse on the Issue Date of the original Contract, as the sole primary beneficiary, can elect to continue the Contract and all currently-held benefits will continue to the surviving spouse. In such case, the Contract Value will be set equal to the Death Benefit, and the Income Benefit Base and Lifetime Income Percentage will remain unchanged.

Alternatively, the surviving spouse may elect any available option under the death benefit provisions of the Contract. In such case, the Contract, including the Living Benefit, will end.

The two spouses on the Issue Date are the only two people covered under the joint-life feature. If an Owner remarries, the new spouse is not covered under the joint-life feature. Therefore, if your spouse on the Issue Date is no longer your spouse, the Living Benefit will continue for your life and, when you die, annual withdrawals are no longer available. Please note: If you elect joint-life coverage, then you will pay the higher joint-life fee as long as the Living Benefit is in effect.

If you are in a same-sex marriage, see “Federal Defense of Marriage Act and Same-Sex Marriages” under “FEDERAL TAX CONSIDERATIONS.”

Annuitization Under the Living Benefit

If your Contract Value is greater than zero on your maximum Annuity Income Date, then you must elect to:

1.	surrender your Contract and receive your Surrender Value,

2.	annuitize your Contract Value under one of the annuity payout options available under your Contract at that time (see “Annuity Payout Options), or

3.	annuitize your remaining Contract Value as a fixed annualized annuity payment equal to at least your then current Annual Income Amount.

If you make no election, we will default your choice to option 3.

If you decide to annuitize your Contract prior to your maximum Annuity Income Date, then your Contract and the Living Benefit will end.

Tax Considerations Under the Living Benefit

Certain state and federal tax provisions may be important to you in connection with a living benefit. You should consult a qualified tax professional before electing a Living Benefit.

If your Contract is a Non-Qualified Contract, election of an optional living benefit, such as the Living Benefit, may increase the taxable portion of any withdrawal you take from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to the Living Benefit after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year, beginning generally in the calendar year in which you attain age 70½. Your failure to withdraw your yearly RMD amount from your retirement plan could result in a federal tax penalty. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).

When you elect the Living Benefit, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Income Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Contract Year without reducing your Income Benefit Base.

To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Income Amount permitted each year under your Living Benefit, we currently are waiving withdrawal provisions as follows. (If your Contract is funded through a transfer or rollover, however, we will not begin waiving withdrawal provisions until after the first Contract Year.) If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the Living Benefit, then we will reduce your Contract Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Income Amount under the Living Benefit will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Income Amount. In other words, we will not reduce your Annual Income Amount for future years (or your Income Benefit Base), if a Yearly RMD Amount exceeds your Annual Income Amount, provided that you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Contract Year (or any calendar year), more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Enhanced Death Benefits and Optional Living Benefits” under “FEDERAL TAX CONSIDERATIONS.”

DEATH BENEFIT

If an Owner dies during the Accumulation Phase and there is no surviving co-owner, then we pay a death benefit to the designated beneficiary(ies). If the beneficiary is not living on the date of death of the Owner, we will pay the death benefit to the Owner’s estate. If there is a surviving co-owner when an Owner dies, then the surviving co-owner will receive the death benefit instead of the designated beneficiary.

The amount we will pay to the beneficiary(ies) if you die during the Accumulation Phase (“Death Benefit Amount”) will depend upon the death benefit option that you choose. (See “Death Benefit Options.”) We determine the amount payable under a death benefit as of the Business Day referred to as the “Death Benefit Date.” If you elected the death benefit payment method and that payment method remains in effect when you died, then the Death Benefit Date will be the date we receive, in good order at the Service Center, the last document necessary to establish Due Proof of Death. To establish Due Proof of Death, we require: (i) an original certified copy of an official death certificate (or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death) or other proof of death acceptable to us; and (ii) other information or documents we deem necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.). If your beneficiary elected the death benefit payment method, then the Death Benefit Date will be the later of: (i) the date on which we receive the beneficiary’s election in good order at the Service Center; and (ii) the date on which we receive Due Proof of Death. If we do not receive the beneficiary’s election within 60 days after we receive Due Proof of Death, then the beneficiary will be deemed to have deferred receipt of payment under any death benefit payment method until such time as we receive a written election or a distribution is required by law.

The death benefit proceeds will remain invested in the Subaccounts in accordance with the allocations made by the Owner until we receive, in good order at the Service Center, Due Proof of Death including written directions from each beneficiary regarding distribution of the death benefit payment. Once we have received such Due Proof of Death (and written directions), then investments in the Variable Account and the DCA Account may be reallocated in accordance with that beneficiary’s instructions.

The chart below provides a brief overview of how death benefit proceeds will be distributed if death occurs before the Annuity Income Date.

Death Before Annuity Income Date

Upon death of	and . . .	then . . .
Owner	•There is a surviving co-owner •Annuitant is living or deceased	Death benefit proceeds pass to the surviving co-owner
Owner	•No surviving co-owner •Annuitant is living or deceased	Death benefit proceeds pass to designated beneficiary(ies)
Owner	•Designated beneficiary(ies) predecease Owner •Annuitant is living or deceased	Death benefit proceeds pass to surviving co-owner, if any; if none, then to Owner’s estate
Upon death of	and . . .	then . . .
Owner	•Surviving spouse is sole beneficiary •Annuitant is living or deceased
Surviving spouse may elect to continue Contract as Owner rather than receive death benefit; Contract Value on the new Contract will equal the amount of the death benefit on the original Contract (See “Spousal Continuation,” below.)

Death After Annuity Income Date

We do not pay a death benefit during the Income Phase. However, the beneficiary will receive annuity payments provided for under any annuity payout option that is in effect. If the Annuitant dies, then, the remaining annuity payments must be distributed to the beneficiary at least as rapidly as called for under the annuity payout option selected.

Death Benefit Options

At issue, you must elect:
•	a death benefit equal to the Contract Value (Contract Value Death Benefit); or
•	an enhanced death benefit, for an additional charge:
o	Return of Purchase Payment Death Benefit (ROP Death Benefit); or
o	Highest Anniversary Value Death Benefit (HAV Death Benefit).

Each of the death benefit options may be selected on its own or in combination with an optional living benefit.

Please note:
•	Under each of the death benefit options, death benefit proceeds will be payable upon the death of the first Owner (or, in the case of a non-natural Owner, the Annuitant) to die.
•	If you elect an enhanced death benefit, then
o	you must allocate all of your Contract Value to one or more Designated Funds. (See “INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT AND ENHANCED DEATH BENEFIT OPTIONS.”)
o	your Contract Value will be rebalanced quarterly.
•	If you have selected any death benefit in combination with the optional living benefit, then
o	you must adhere to the same investment restrictions that are in place for the optional living benefit, and
o	your Contract Value will be rebalanced in keeping with the requirements of the optional living benefit.
•	On the date we receive your application, all Owners and Annuitants must be:
o	younger than age 75, if you elect the HAV Death Benefit.
o	younger than age 81, if you elect the ROP Death Benefit.
o	younger than age 86, if you elect the Contract Value Death Benefit.
•
If your Contract is a Qualified Contract, then the required minimum distributions under the Code may affect the value of the enhanced death benefit that applies to your Contract. You should consult a qualified tax professional for advice before purchasing an enhanced death benefit.

•
The death benefit option that you select on the Issue Date cannot be changed. However, you may cancel your election of an enhanced death benefit at any time. If you cancel, then the Contract Value Death Benefit will apply, and you will pay a lower total mortality and expense risk charge, from that date forward. Once cancelled, an enhanced death benefit can not be reinstated.

Contract Value Death Benefit

The death benefit proceeds payable under this death benefit option will equal your Contract Value on the Death Benefit Date. If you elect the Contract Value Death Benefit, you are not required to allocate any portion of your Contract Value to Designated Funds, unless you also elect an optional living benefit. You will pay a lower total mortality and expense risk charge for this death benefit than you would for an enhanced death benefit.

Enhanced Death Benefits

Return of Purchase Payment Death Benefit (ROP Death Benefit). If all Owners and all Annuitants are younger than age 81 on the date we receive your application, then you may elect the ROP Death Benefit on or before the Issue Date. The fee for the ROP Death Benefit increases the total mortality and expense risk charge deducted under your Contract. (See “CONTRACT FEES AND CHARGES.”)

The Death Benefit Amount payable under the ROP Death Benefit will equal the greater of:

•      the Contract Value on the Death Benefit Date, or
•	total Purchase Payments reduced proportionately for any withdrawals (“Adjusted Purchase Payments”).

Adjusted Purchase Payments initially equal the initial Purchase Payment. Each time there is a subsequent Purchase Payment then:

Your new Adjusted Purchase Payments	=	APP + PP

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the subsequent Purchase Payment.
PP	=	The amount of the subsequent Purchase Payment.

Each time there is a withdrawal then:

Your new Adjusted Purchase Payments	=	APP x	(CV – WD)
CV

Where:

APP	=	Your Adjusted Purchase Payments immediately prior to the withdrawal.
WD	=	The amount of the withdrawal.
CV	=	Your Contract Value immediately prior to the withdrawal.

When the Contract Value is less than the Adjusted Purchase Payments, a withdrawal may cause the Adjusted Purchase Payments to decrease by more than the amount of the withdrawal.

Highest Anniversary Value Death Benefit (HAV Death Benefit). If all Owners and all Annuitants are younger than age 75 on the date we receive your application, then you may elect the HAV Death Benefit on or before the Issue Date. The fee for the HAV Death Benefit increases the total mortality and expense risk charge deducted under your Contract. (See “CONTRACT FEES AND CHARGES.”)

The Death Benefit Amount under the HAV Death Benefit will be the greatest of:
•	the Contract Value; or
•	the Adjusted Purchase Payments; or
•
the highest Contract Value on any Contract Anniversary before the Owner’s 81st birthday adjusted for any subsequent Purchase Payments and any withdrawals made between such Contract Anniversary and the Death Benefit Date.

When the Contract Value is less than the Death Benefit Amount, a withdrawal may cause any amount payable under the enhanced death benefit to decrease by more than the amount of the withdrawal.

Calculating the Death Benefit Amount

In calculating the Death Benefit Amount payable under the Adjusted Purchase Payments option under either enhanced death benefit, each partial withdrawal will reduce the Death Benefit Amount to an amount equal to the Death Benefit Amount immediately before the withdrawal multiplied by the ratio of (a) the Contract Value immediately after the withdrawal to (b) the Contract Value immediately before the withdrawal. (Refer to “Return of Purchase Payment Death Benefit” above for a presentation of how Adjusted Purchase Payments are calculated.) Please note: A withdrawal may cause the Death Benefit Amount to decrease by more than the amount of the withdrawal.

If the Death Benefit Amount is payable under an enhanced death benefit, then your Contract Value may be increased by the excess, if any, of that amount over your Contract Value. If the beneficiary elects to receive annuity payments, elects to defer receipt of annuity payments, or elects to continue the Contract, then any such increase will be allocated to the Subaccounts in proportion to your Contract Value in those Subaccounts on the Death Benefit Date. If a surviving spouse, as the named beneficiary, elects to continue the Contract after the Owner’s death, then the surviving spouse must allocate any such new Contract Value from the DCA Account to one or more Subaccounts.

Payment of the Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our annuity payout options available under the Contract. See “ANNUITY PAYMENTS—THE INCOME PHASE.”

During the Accumulation Phase, you may elect the method of payment for the death benefit by sending to the Service Center an election form that we will provide upon request. If no such election is in effect on the date of your death, then the beneficiary may elect either a single cash payment or an annuity. The beneficiary can elect to defer payment of the death benefit by sending us written notification in good order.

If the beneficiary is your spouse (as recognized under federal law), then the beneficiary may elect to continue the Contract by sending a letter of instruction to us at the Service Center. If we do not receive the beneficiary’s election within 60 days after we receive Due Proof of Death, then the beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit payment method until a written election is submitted to us or a distribution is required by law. We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940.

If we pay the death benefit in the form of an annuity payout option, then the beneficiary becomes the Annuitant under the terms of that annuity payout option, and the initial payment will generally be made the first day of the second calendar month following the Death Benefit Date.

Alternatively, if the death benefit proceeds are paid in a lump sum, then we will pay the Death Benefit Amount within seven days of the Death Benefit Date, subject to postponement under the circumstances that payment of withdrawals may be delayed. (See “Payments We Make.”)

For Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit proceeds. The Death Benefit Amount must be distributed either (i) as a lump sum within five years after your death, or (ii) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death. Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Code. Neither you nor the beneficiary may exercise rights that would have that effect.

Please note:

•
The “designated beneficiary” is determined in the following order: you; the co-owner(s); the primary beneficiary(ies); the contingent beneficiary(ies); and your estate. If you and one or more co-owners are alive, all such persons will be the designated beneficiary.

•
If the designated beneficiary is your surviving spouse (as recognized under federal law), then your spouse may continue the Contract in his or her own name as Owner. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the contract, see “Spousal Continuation” (below).

•	If the Annuitant dies during the Income Phase, then the remaining annuity payments in place (if any) must be distributed at least as rapidly as the method of distribution under that option.

•	If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Spousal Continuation

If you are the Owner and your spouse (as recognized under federal law) is the sole beneficiary, then upon your death your spouse may elect to continue the Contract as the Owner, rather than receive any available death benefit proceeds. Instead of paying a death benefit, we will set the Contract Value on the new Contract at the Death Benefit Amount payable on the original Contract. If, thereafter, your spouse surrenders the Contract or begins to receive annuity payments, then this step-up to the surviving spouse will not be treated as a Purchase Payment, but will be treated as income.

If your spouse continues the Contract, then he or she may exercise all Contract provisions available to you. If your spouse elects to continue the Contract, then any enhanced death benefit will be cancelled and withdrawal charges will no longer apply to Purchase Payments made before that election. Any Purchase Payments made after your spouse elects to continue the Contract will, however, be subject to withdrawal charges based on the Withdrawal Charge or Withdrawal Charge Option in effect on your Contract. (See “Withdrawal Charge.”)

Please note:
•
If your spouse continues the Contract, then the death benefit will be the Contract Value Death Benefit. However, your spouse will be given the opportunity to elect any enhanced death benefit or optional living benefit that we make available at the time the spousal continuation is elected (provided on that date your spouse meets any applicable age requirements for the enhanced death benefits and/or optional living benefits). For the purpose of spousal continuance, we reserve the right to allow only currently available enhanced death benefits or optional living benefits.

•
If you have elected an optional living benefit with joint-life coverage, then your surviving spouse may continue the Contract and the optional living benefit. If, however, you have elected an optional living benefit with single-life coverage, then your surviving spouse may continue the Contract, but cannot continue the optional living benefit. (See “Single-Life Coverage” under “Death of Owner.”)

•
The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under the Federal Defense of Marriage Act, or any other applicable federal law. Under current federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse. (See “Federal Defense of Marriage Act and Same-Sex Marriages” in the “FEDERAL TAX CONSIDERATIONS.”)

INVESTMENT RESTRICTIONS UNDER OPTIONAL LIVING BENEFIT
AND ENHANCED DEATH BENEFIT OPTIONS

While any optional living benefit or enhanced death benefit is in effect under your Contract, you must allocate all of your Contract Value to Designated Funds. You can to this by allocating all of your Contract Value to:

•	one or more Designated Funds (100% Allocation Option);
•	one or more models provided under the Asset Allocation Program); or
•	a portfolio that you design, using certain broad guidelines that we provide for target allocations to Designated Funds in prescribed asset classes (“Build Your Own Portfolio”).

Your Contract Value will automatically be rebalanced on a quarterly basis to your current target allocations to Designated Funds, unless you select the Contract Value Death Benefit without the optional living benefit.

These investment restrictions are designed to help us to manage our risk under the Living Benefit and enhanced death benefit options by prohibiting you from allocating your assets in a highly aggressive manner. In deciding whether to select the Living Benefit and/or either enhanced death benefit, you and your financial advisor should consider whether an asset allocation permitted under the optional living benefit and either of those death benefit options would best meet your investment objectives.

Please note:
•      In the future, we may add new Designated Funds or remove existing Designated Funds.
•	These investment restrictions will not apply if you select the Contract Value Death Benefit without the optional living benefit.
•	Any DCA Program that we make available can be used with the 100% Allocation Option, the Asset Allocation Program, or with Build Your Own Portfolio.

100% Allocation Option

Under the 100% Allocation Option, you may allocate Purchase Payments to those Designated Funds and DCA Account investment options that we make available. In addition, you may transfer Contract Value to the Designated Funds that we make available. There are no restrictions on the percentage of your Contract Value that you may allocate to any such investment options. The Designated Funds and DCA Account investment options currently available under the 100% Allocation Option are presented in “APPENDIX D: 100% ALLOCATION OPTION.”

Models under the Asset Allocation Program

You also may invest in a blended asset allocation model. (See “Asset Allocation Program” under “Additional Contract Features.”

Build Your Own Portfolio

Alternatively, you may invest in a selection of Funds that you design yourself (“your portfolio”), provided that your total allocation to Funds in a particular asset class falls within specified percentage ranges. Altogether you may choose no more than 18 Funds for your portfolio. The sum of your percentage allocations to the particular asset classes must total 100%. The Funds available in each asset class and the percentage range assigned to each asset class are presented in “APPENDIX E: BUILD YOUR OWN PORTFOLIO OPTION.”

If you elect Sun Income Vision or an enhanced death benefit, then to build your portfolio you must allocate all of your Contract Value among Designated Funds, each of which is assigned to an asset class. The amount you may invest in each asset class is determined by a percentage range that we provide. The sum of the percentages you invest in the asset classes altogether must total 100%. You may transfer Contract Value among these Designated Funds as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege.”) Withdrawals from your portfolio will be taken pro-rata from each of your selected Designated Funds. Any subsequent Purchase Payments will be allocated according to your current instructions. You can change your selection of Designated Funds or your allocation among them (within the specified limits) at any time by providing new allocation instructions. Your new instructions will change your existing allocations accordingly.

Changes to Fund Classifications

We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Owners whenever a Fund is no longer considered a Designated Fund. If you are invested in a Designated Fund at the time we declare that a Fund no longer qualifies as a Designated Fund, then your Contract Value can remain in that Fund without canceling your participation in the Living Benefit or in an enhanced death benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that we declare is no longer a Designated Fund, then you must first transfer your Contract Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers.

Please note:

•
This restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the Funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Contract Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Contract Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.

•
Under Sun Income Vision, although we do not currently do so, we have reserved the right to allow step-ups only if your Contract Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your Living Benefit will continue with all of the benefits except for step-up.

Fund “Closings”

We reserve the right to discontinue offering Funds as investment choices (i.e., “close Funds”). We can close Funds to new Contracts only, or to both new and existing Contracts. In either case, we will revise the prospectus to give notice to investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Contract Value may remain in that Designated Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.

If, at any time, a Fund is closed to all new business, no new payments or transfers into the Fund will be permitted. However, portfolio rebalancing under the Build Your Own Portfolio program will continue on existing Contracts. To make a payment into your portfolio under the Build Your Own Portfolio program after a Fund has been closed, you must redesign your portfolio without the closed Fund. Your entire Contract Value will then be reallocated to your redesigned portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (i) reallocate your total Contract Value among Funds that comply with the current Build Your Own Portfolio asset classes and percentage ranges or (ii) transfer your total Contract Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.

CONTRACT FEES AND CHARGES

The charges that we deduct under the Contract are designed to cover the aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and in assuming the risks associated with the Contract. These fees and charges may result in a profit to us.

Withdrawal Charge

We impose a withdrawal charge on certain amounts you withdraw. We assess this charge primarily to defray some of our expenses related to the sale and distribution of the Contract, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage that varies according to the number of years that have elapsed from the date you made the Purchase Payment to the date of the withdrawal. Each Purchase Payment begins a new withdrawal charge period; and moves down the declining withdrawal charge scale, as shown below. Accordingly, you may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your account.

When you apply for this Contract you may elect a “Withdrawal Charge Option” that allows you to shorten the 9-year withdrawal charge period for the Contract. The following withdrawal charge schedules are currently available.

9-Year Withdrawal Charge:

Complete Years From Receipt of Purchase Payment	Withdrawal Charge
0	8.0%
1	8.0%
2	7.0%
3	6.0%
4	5.0%
5	4.0%
6	3.0%
7	2.0%
8	1.0%
9+	0%

7-Year Withdrawal Charge Option:

Complete Years From Receipt of Purchase Payment	Withdrawal Charge
0	8.0%
1	8.0%
2	7.0%
3	6.0%
4	5.0%
5	4.0%
6	3.0%
7+	0%

5-Year Withdrawal Charge Option:

Complete Years From Receipt of Purchase Payment	Withdrawal Charge
0	8.0%
1	7.5%
2	7.0%
3	6.0%
4	5.0%
5+	0%

With respect to a partial withdrawal, we calculate the withdrawal charge by assuming that any available “free withdrawal amount” is taken out first. (See “Free Withdrawal Amount” under “Taking Withdrawals.”) If the requested withdrawal amount exceeds the “free withdrawal amount,” then we assume that the portion of the requested withdrawal in excess of the “free withdrawal amount” is taken from Purchase Payments, on a first-in-first-out basis, and then from other Contract Value.

We will waive any applicable withdrawal charge under certain circumstances (including medically-related circumstances or when a required minimum distribution is taken from a Qualified Contract). Note, however, that waiver of a withdrawal charge in the case of a Qualified Contract applies only to the portion of the required minimum distribution attributable to that Qualified Contract. For more information, see “Waivers, Reduced Charges, Credits, Special Guaranteed Interest Rates.”

For examples of how we calculate withdrawal charges, see “APPENDIX A: CALCULATION OF WITHDRAWAL CHARGES.”

Nursing Home Waiver of Withdrawal Fee

We will waive the withdrawal charge for a full withdrawal if:

•	at least one year has passed since your Issue Date;
•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and
•	your confinement to an eligible nursing home began after your Issue Date.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call the Service Center at (800) 752-7215.

Other Waivers of Withdrawal Fee

We do not assess a withdrawal charge:
•	when you annuitize your Contract;
•	on withdrawals of the Annual Income Amount under an optional living benefit;
•	on amounts we pay as a death benefit;
•	on amounts that you transfer among the Subaccounts; or
•	on any amounts transferred as part of an optional program. (See “Additional Contract Features.”)

Annual Contract Fee

During the Accumulation Phase of your Contract, we will deduct from your Contract Value an annual contract fee of $50 to help cover the administrative expenses we incur related to the issuance and maintenance of Contracts. On each Contract Anniversary, we deduct this fee pro rata from each Subaccount and the DCA Account, based on the allocation of your Contract Value on that Contract Anniversary.

We will not charge this fee: (i) if your Contract Value is at least $100,000 on your Contract Anniversary; or (ii) if the Owner notifies us that there are multiple Contracts with the same residential (not mailing) address and the Contract Value of one or more of those Contracts is at least $100,000 on the Contract Anniversary.

Please note:

•	If you make a full withdrawal of your Contract, then we will deduct the full amount of the annual contract fee at the time of the withdrawal.
•
On the Annuity Income Date we will deduct a pro rata portion of the annual contract fee to reflect the time elapsed between the day before the Annuity Income Date and the immediately preceding Contract Anniversary.

•
After the Annuity Income Date, we will deduct the total amount of the annual contract fee ($50) in equal installments from each Variable Annuity payment we make during the year. We do not deduct any portion of the annual contract fee from Fixed Annuity payments.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a daily mortality and expense risk charge from the average daily net assets of each Subaccount to compensate us for the mortality and expense risks that we assume under the Contract. These risks arise, in part, from: (i) our contractual obligation to continue to make annuity payments, regardless of how long any individual Annuitant (or all Annuitants as a group) live(s); (ii) our contractual obligations to pay any death benefits and any optional living benefits; (iii) the possibility that the cost of providing any enhanced death benefit and any optional living benefit available under the Contract will exceed the charges we deduct for those benefits; and (iv) the possibility that the annual contract fee and other expense charges that we assess under the Contract may be insufficient to cover the actual expenses we incur in administering the Contract. If this charge does not cover our actual costs, then we will bear the loss. If, as we expect, the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use any profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

During the Accumulation Phase, the maximum total mortality and expense risk charge will be as follows:

	9-Year Withdrawal Charge Period	7-Year Withdrawal Charge Option		5-Year Withdrawal Charge Option
		During first 7 Contract Years	After 7th Contract Year and before Income Phase	During first 5 Contract Years	After 5th Contract Year and before Income Phase
Contract Value Death Benefit	1.00%	1.20%	1.00%	1.60%	1.00%
ROP Death Benefit	1.20%	1.40%	1.20%	1.80%	1.20%
HAV Death Benefit	1.60%	1.80%	1.60%	2.20%	1.60%

Please note:

•
The mortality and expense risk charge is deducted from your Contract Value allocated to Subaccounts; any changes in your Contract Value that are attributable to market fluctuations of the Subaccounts will affect the charge.

•
If you are receiving variable payouts under an annuity payout option during the Income Phase of a Contract, then we will deduct an asset-based charge at an annual rate of no more than 1.20% of your Variable Annuity Unit value. This Income Phase charge does not apply to any fixed payouts that you receive under an annuity payout option.

Purchase Payment Charge

The purchase payment charge only applies to Contracts with a 5- or 7-Year Withdrawal Charge Option. Under those Contracts, we reduce the applicable mortality and expense risk charge after the relevant 5th or 7th Contract Anniversary and before the Income Phase has begun. Purchase Payments made after the first Contract Anniversary are, therefore, assessed the lower mortality and expense risk charge even though those Purchase Payments have not been invested in the Contract for the full five or seven Contract Years, as applicable. Through the assessment of this purchase payment charge, we are able to offer Owners the opportunity to make subsequent Purchase Payments, and we are able to recoup the mortality and expense risk charge that would have been assessed had the subsequent Purchase Payment been invested in the Variable Account for the applicable first five or seven Contract Years.

Please note: For Contracts issued in Oregon: We cannot assess the purchase payment charge because we cannot accept Purchase Payments made after the first Contract Anniversary.

If you have elected the 5-Year Withdrawal Charge Option, then any Purchase Payment made after the first Contract Anniversary will be subject to a quarterly charge equal to 0.15% of that Purchase Payment that has not been withdrawn. (See “Order of Withdrawals” under “Taking Withdrawals.”) This charge will be assessed on the last Business Day of each Contract Quarter:

•	beginning with the first Contract Quarter following the later of the fifth Contract Anniversary or the date of the Purchase Payment, and

•	ending with the Contract Quarter following the date the Purchase Payment has been in your Contract for 5 complete years.

If you have elected the 7-Year Withdrawal Charge Option, then any Purchase Payment made after the first Contract Anniversary will be subject to a quarterly charge equal to 0.05% of that Purchase Payment that has not been withdrawn. (See “Order of Withdrawals.”) This charge will be assessed on the last Business Day of each Contract Quarter:

•	beginning with the first Contract Quarter following the later of the seventh Contract Anniversary or the date of the Purchase Payment, and

•	ending on the Contract Quarter following the date the Purchase Payment has been in your Contract for 7 complete years.

	Quarterly Charge	Annual Charge
5-Year Withdrawal Charge Option	0.15%	0.60%
7-Year Withdrawal Charge Option	0.05%	0.20%

In any event, the Purchase Payment Charge will end on:

•	the date of full surrender.
•	the Annuity Income Date.
•	the Death Benefit Date.

We will pro-rate the Purchase Payment Charge on any Purchase Payment that has not been in the Contract for the entire Contract Quarter. (See “Appendix B: Purchase Payment Charge Examples.”)

Optional Living Benefit Charge

If you elect Sun Income Vision, then we will deduct a charge pro-rata from each of your Subaccounts on the last Business Day of each Contract Quarter during the Accumulation Phase. The charge will be a percentage of your Income Benefit Base and differs for single-life and joint-life coverage. (The Income Benefit Base is initially equal to your initial Purchase Payment and thereafter is subject to certain adjustments.) The percentage rates that we use to determine this charge may change over time, but will not exceed the maximum annual rates shown in the following chart. (See “OPTIONAL LIVING BENEFIT: SUN INCOME VISION.”)

Single-Life Coverage		Joint-Life Coverage
Current Annual Rate	Maximum Annual Rate	Current Annual Rate	Maximum Annual Rate
0.50%	0.95%	0.65%	1.10%

Once the Living Benefit is cancelled or terminated, we will deduct a pro-rata portion of the Living Benefit charge based on the amount of time that has elapsed between the previous Contract Quarter and the date the Living Benefit is cancelled.

Premium Taxes

We deduct charges from the Contract for any applicable premium or similar taxes levied by any governmental entity. The applicable premium tax rates that states and local jurisdictions impose are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend on the law of the state where you reside. The tax rates range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any such tax.

To reimburse ourselves for the premium tax we may pay on Purchase Payments, we deduct a charge in the amount of the tax from Contract Value at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Contract at any time, including at the time you make a Purchase Payment, or at the time of surrender (including a surrender for the death benefit) or partial withdrawal. We do not make any profit on the deductions we make to reimburse ourselves for premium taxes paid.

Fund Expenses

There are deductions from and expenses paid out of the assets of each Fund. These fees and expenses are described in the Fund prospectuses. These deductions and expenses are not charges under the terms of the Contract, but are reflected in the share values of each Fund.

ANNUITY PAYMENTS - THE INCOME PHASE

During the Income Phase of the Contract, we will use your Contract Value to provide payments (referred to as “annuity payments”) to the Annuitant. You may request that we make annuity payments on a monthly, quarterly, semi-annual, or annual basis. The Income Phase begins with the Annuity Income Date. If you choose to annuitize your Contract, then you may select one of the annuity payout options described below, or any other payout method to which we, at our discretion, agree.

You may elect to have your annuity payments made on a variable basis, a fixed basis, or a combination of both. If you choose to receive fixed payments, then the amount of each payment will be set on the Annuity Income Date and will not change. If you choose to receive variable payments, then the dollar amount of your annuity payments will vary based on the investment performance of the Subaccounts to which you apply your “Adjusted Contract Value” (see below).

Please note:

•      Once annuity payments begin, you cannot change the annuity payout option selected.
•	Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except as provided in “Annuity Options,” below.
•	Once your Contract is annuitized, then you are no longer eligible to receive a death benefit.
•	Your particular retirement plan or applicable law may impose additional limitations on the annuity payout option you elect.
•	Upon annuitization, any optional benefits you elected will automatically terminate.
•	The Annuitant may authorize that annuity payments be made to a designated payee.

Selection of the Annuity Income Date

When you apply for a Contract, you may select any Annuity Income Date permitted by law. The Annuity Income Date must always be the first day of a calendar month. The earliest possible Annuity Income Date is your first Contract Anniversary. The latest possible Annuity Income Date is the first day of the month immediately following the youngest Annuitant’s 95th birthday (“maximum Annuity Income Date”). Your retirement plan or applicable state law may impose additional restrictions on your selection of the Annuity Income Date, such as different age requirements for annuitization.

You may change the Annuity Income Date by sending us written notice, in a form acceptable to us. We must receive your notice, in good order at the Service Center, at least 30 days before the current Annuity Income Date. The new Annuity Income Date must be at least 30 days after we receive the notice.

Annuity Payout Options

We will make annuity payments under either of the payout options described below, or any other payout option that we, at our discretion, agree to make available.

Single -Life Annuity

We provide payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Please note: If the Annuitant dies before the end of the first month after the Annuity Income Date, then only one annuity payment will be made.

Life Annuity with 10-Year Period Certain

We make payments during the lifetime of the Annuitant. If, when the Annuitant dies, we have made payments for fewer than 10 years from the Annuity Income Date, then we will continue to make payments until we have made that designated number of monthly payments. If no beneficiary is designated, we pay the discounted value of the remaining payments in a lump sum to the Annuitant’s estate. The beneficiary may also elect to receive the discounted value of the remaining payments in a lump sum. The discount rate for variable annuity payments will be the assumed interest rate of 3%; the discount rate for fixed annuity payments will be based on the interest rate we used to determine the amount of each payment.

Joint and Survivor Annuity

We make payments while the Annuitant and the co-Annuitant are alive. After the death of one of the Annuitants, we will continue to make payments for the lifetime of the surviving Annuitant. We stop making payments on the death of the surviving Annuitant.

Selection of Annuity Payout Option

During the Accumulation Phase, you may choose an annuity payout option or change the annuity payout option that you have selected, as long as we receive your selection or change in writing, and in good order at the Service Center, at least thirty (30) days before the Annuity Income Date. If we have not received your written selection on the 30th day before the Annuity Income Date, you will receive the life annuity with 10-year period certain option.

Amount of Annuity Payments

Adjusted Contract Value

The “Adjusted Contract Value” is the amount we apply to provide variable annuity payments and/or fixed annuity payments. We calculate Adjusted Contract Value by making the following adjustments to your Contract Value on the Business Day immediately preceding the Annuity Income Date:

•	We deduct a proportional amount of the annual contract fee, based on the fraction of the current Contract Year that has elapsed.
•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

On the Annuity Income Date, we will exchange your Contract’s Variable Accumulation Units for Variable Annuity Units, upon which we will assess insurance charges of 1.20% of your average daily Variable Annuity Unit value. A Variable Annuity Unit is a unit of measure we use to calculate the value of your variable annuity payments. The dollar amount of the first Variable Annuity shall be determined based on a 3% assumed interest rate per year and the Annuity 2000 Mortality Table projected forward from the year 2000 to the Annuity Income Date. The dollar value of each variable annuity payment after the first may increase, decrease, or remain the same based on the investment performance of the Subaccounts to which you apply your Adjusted Contract Value.

Variable annuity payments are determined using an assumed interest rate of 3%. If the actual investment performance (net of fees and expenses) exactly matches the assumed investment rate at all times, then the amount of each variable annuity payment would remain level. If actual investment performance (net of fees and expenses) exceeds the assumed interest rate, then the amount of the variable annuity payments would increase. If actual investment performance (net of fees and expenses) is lower than the assumed investment rate, then the amount of the variable annuity payments would decrease. Please note: No minimum amount of variable annuity payment is guaranteed.

You should refer to the statement of additional information for more information about calculating Variable Annuity Units and variable annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed annuity payments are the same each period. We determine the dollar amount of each fixed annuity payment using the fixed portion of your Adjusted Contract Value and the applicable annuity payment rate. The minimum annuity payment rates shall be determined based on an interest rate of 1.5% and the Annuity 2000 Mortality Table projected forward from the year 2000 to the Annuity Income Date. The annuity payment rates will be either (i) the minimum annuity payment rates, or (ii) the rates we have published and are using on the Annuity Income Date, if they are more favorable.

Minimum Payments

If your Adjusted Contract Value is less than $2,000, or the first annuity payment for the annuity payout option you select is less than $20, then we will pay the Adjusted Contract Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, if variable annuity payments are being made, then the Annuitant may transfer annuity units in one Subaccount for annuity units in another Subaccount, up to 12 times each Contract Year. To make a transfer, the Annuitant must send to the Service Center a written request stating the number of annuity units in the Subaccount he or she wishes to transfer and the new Subaccount for which annuity units are requested. The number of new annuity units will be calculated so that the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use annuity unit values for the Valuation Period during which we receive the transfer request.

Please note:
•
The same Fund shareholder trading policies, as well as our own policies and procedures to limit the number and frequency of transfers of Contract Value, apply during both the Accumulation Phase and the Income Phase. (See “Transfer Privilege.”) You should review and comply with the shareholder trading policies set forth in each Fund prospectus.

•
Before transferring variable annuity units in one Subaccount for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Subaccounts invest.

•	We only permit transfers of variable annuity units among Subaccounts. No transfers to or from a fixed annuity payout option are permitted.

FEDERAL TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Provisions

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Contract Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Internal Revenue Code (the “Code”) defines as a single premium contract with an Annuity Income Date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase an annuity should be based on the assumption that the purchase of an annuity is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Contract Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Contract Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Contract Value under a Non-Qualified Contract before the Annuity Income Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A payee who receives annuity payments under a Non-Qualified Contract after the Annuity Income Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the payee’s expected return under the Contract. Once the payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Individual Retirement Accounts and Annuities. Individual Retirement Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;
•	any required minimum distribution; or
•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse Beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non- Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment choice under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Impact of Enhanced Death Benefits and Optional Living Benefits

For further discussion, refer to “Tax Considerations Under the Living Benefit.”

Qualified Contracts. If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. If you have an Individual Retirement Annuity, when we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above actuarial present value requirements, your initial election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Additionally, if your RMD amount exceeds your guaranteed withdrawal amount under an optional benefit, you will have to withdraw more than the guaranteed withdrawal amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed withdrawal benefit. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements” under “U.S. Federal Income Tax Provisions”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your initial election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Contract Value. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”

Treatment as Withdrawals or Annuity Payments. Certain state and federal tax provisions may be important to you in connection with a living benefit. If your Contract is a Non Qualified Contract, it is possible that the election of optional living benefits, such as the Living Benefit, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Contract Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to the Living Benefit after the Contract Value becomes zero as annuity payments for tax purposes.

You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.

Federal Defense of Marriage Act and Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. Because of the Federal Defense of Marriage Act, all such Contract continuation rights are available only to a person who is defined as a “spouse” under such Act and that definition does not include a same-sex spouse. Thus, under current federal law, if you are in a same-sex marriage, your spouse would not be able to exercise any of the Contract’s spousal continuation rights. You should consult a qualified tax professional for advice before purchasing a Contract and/or joint-life coverage under an optional living benefit.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Consult a qualified tax professional for more information.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended, and Section 1031.01 of the 20111 Internal Revenue Code for a New Puerto Rico, as amended (collectively, the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

MORE INFORMATION

Right to Return Your Contract

You may cancel your Contract for a refund during the “free look period” by mailing it to us at our Service Center. The “free look period” expires 10 days after you receive the Contract. If state law requires, this “free look period” may be longer. The postmark on a properly addressed and postage-pre-paid envelope determines if a Contract is returned within the “free look period.” If you decide to cancel your Contract during the “free look period,” then we will treat the Contract as if it had never been issued. We will pay the refund within seven days after the written request to cancel the Contract is received, along with the Contract, in good order and within the “free look period,” at the Service Center or by your authorized registered representative of the broker-dealer of record.

Generally, your refund will equal your Contract Value under the Contract on the day we receive your notification of cancellation in good order at the Service Center. Some states require that we return the full amount of your Purchase Payment(s). If applicable state law requires us to return the amount of your Purchase Payments, we will return the greater of (i) your Surrender Value or (ii) the full amount of any Purchase Payment(s) we received during the “free look period.” If your Contract is an Individual Retirement Annuity (IRA) and you decide to cancel it, we will refund an amount equal to the greater of your Purchase Payment(s) or your Surrender Value.

Please note:
•
We reserve the right to allocate your initial Purchase Payment to the Money Market Subaccount during the “free look period.” At the end of the “free look period,” we will allocate your Contract Value to the Subaccounts initially selected on your application.

•
For Contracts issued in California—If the Owner is age 60 or older as of the Issue Date, then the “free look period” will be 30 days from the date of Contract delivery. During this 30-day “free look period,” we will hold the Purchase Payments in a fixed account unless you direct us to allocate the Purchase Payments pursuant to your most recent allocation instructions. The amount of the free look refund will equal the Contract Value on the day the Contract is received, in good order, at the Service Center or by the registered representative who sold the Contract. On the day following the end of the 30-day “free look period,” we will transfer the Contract Value in accordance with your most recent allocation instructions.

Communicating to Us About Your Contract

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to the Service Center. For all telephone communications, you must call (800) 752-7215. In addition, the authorized registered representative of the broker-dealer firm of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in good order, at the Service Center. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (i) on a day that is not a Business Day or (ii) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer firm of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer firm that provides for this treatment and the broker-dealer firm electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer firm received the request before the earlier of (i) 4:00 p.m. Eastern Time on a Business Day, or (ii) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer firm, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to the Service Center, as set forth at the beginning of this prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at the Service Center or by telephone at (800) 752-7215.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until we have received them in good order at the Service Center. “Good order” means actual receipt by us of instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation (including any required spousal or co-owner’s consents), that are sufficiently complete and clear so that we do not need to exercise any discretion to follow such instruction. This information generally includes, to the extent applicable to your transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or co-owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

Voting Rights

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a group contract in which the Owner has reserved this right. During the Income Phase, the the Annuitant or beneficiary entitled to receive benefits is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Subaccount. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Please note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals (including any withdrawal charges, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

Generally, within five business days after each calendar quarter, we will send you a statement showing your current Contract Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including any Purchase Payments, annuity payments, transfers (including dollar cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, step-ups credited on living benefits, and annual contract fees assessed.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

We will also send you annual and semi-annual reports of the Funds in which you are invested (through the Subaccounts), including a list of investments held by each Fund as of the current date of the report.

Payments We Make

Payment of any amount due from the Variable Account for a full or partial withdrawal, or a death benefit, will generally occur within seven days after we receive your withdrawal request, in good order, at our Service Center. We may defer such payment if:
•	the New York Stock Exchange is closed (except weekends and holidays);
•	trading on the New York Stock Exchange is restricted;
•
the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; or

•      the SEC permits a delay for the protection of Owners.

Transfers of amounts from the Subaccounts may also be deferred under these circumstances.

In addition, if, pursuant to SEC rules, any money market Fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, partial withdrawal, surrender or death benefit from the corresponding Subaccount until the money market Fund is liquidated.

We also may defer payment of amounts you withdraw from the DCA Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Purchase Payment and/or “freeze” an Owner’s account. If these laws apply in a particular situation, then we would not be allowed to pay any request for full or partial withdrawals or death benefits, or to make transfers, or to continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Waivers, Reduced Charges, Credits, Special Guaranteed Interest Rates

Where permitted by state law, we may: reduce or waive the withdrawal charge, the mortality and expense risk charge, the administrative service fee, or the annual contract fee; credit additional amounts; or offer other options or benefits. These situations may include sales of contracts (i) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner, sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Contract Value), and certain group sales, and (ii) to our officers, directors and employees or our affiliates, registered representatives and employees of broker-dealer firms with a current selling agreement with us and affiliates of such representatives and broker-dealer firms, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. In determining whether to apply a reduction in the charges or deductions for certain Contracts we also may consider: (i) any prior or existing relationship with us that may increase the likelihood of effecting the sale of a Contract with fewer sales contacts; and (ii) the level of commissions paid to selling broker-dealer firms, particularly if the broker-dealer firms elect to receive lower commissions for sales of the Contract.

Eligible Employees and their immediate family members may purchase a Contract without regard to minimum Purchase Payment requirements.

In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person.

Distribution of the Contract

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with us and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, our wholly-owned subsidiary, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

We (or our affiliates, for purposes of this section only, collectively, “the Company”) pay the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement, but is not expected to be more than [7.00%] of Purchase Payments, and [1.00%] annually of the Owner’s Contract Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealer firms or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not affected by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this prospectus. (See “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates,” above.) No commissions have been paid to or retained by Clarendon in connection with the distribution of the Contracts described in this prospectus.

Legal Proceedings

Sun Life (U.S.), like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Sun Life (U.S.) believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Financial Statements

The financial statements of Sun Life (U.S.) have been included in the statement of additional information (SAI). These financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts including with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Subaccounts of the Variable Account.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
5-Year Contract	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
7-Year Contract	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
9-Year Contract	5
Example of Variable Accumulation Unit Value Calculation	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contract	5
Custodian	5
Independent Registered Public Accounting Firm	6
Financial Statements	6

APPENDIX A: CALCULATION OF WITHDRAWAL CHARGES

9-Year Withdrawal Charge:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no subsequent Purchase Payments are made and there are no partial withdrawals. The free withdrawal amount during the first nine Contract Years is equal to the greatest of: (i) 10% of all of the Purchase Payments that are still subject to a withdrawal charge; (ii) your maximum annual withdrawal amount if you have selected an optional living benefit; and (iii) if you have a Qualified Contract, your yearly required minimum distribution required under the Code. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Contract Value, based on hypothetical Contract Values.

		Hypothetical	Free	Payment Subject	Withdrawal	Withdrawal
	Contract	Contract	Withdrawal	to Withdrawal	Charge	Charge
	Year	Value	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
	5	$57,300	$4,000	$40,000	5.00%	$2,000
	6	$63,000	$4,000	$40,000	4.00%	$1,600
	7	$66,200	$4,000	$40,000	3.00%	$1,200
	8	$69,900	$4,000	$40,000	2.00%	$ 800
	9	$72,800	$4,000	$40,000	1.00%	$ 400
(c)	10	$78,000	$78,000	$ 0	0.00%	$ 0

(a)
In Contract Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Contract Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Contract Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Contract Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700. However, because only Purchase Payments, and not earnings, are subject to a withdrawal charge, the amount subject to a withdrawal charge in Contract Year 3 is $40,000 (which is the amount of your Purchase Payments not previously withdrawn) rather than $43,700.

(c)	In Contract Year 10, your payment is more than 9 complete years old, and no withdrawal charges apply to any withdrawals you make from that Purchase Payment.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no subsequent Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and a series of four partial withdrawals are made during the fourth Contract Year of $3,000, $8,000, $12,000, and $22,000.

		Hypothetical	Free		Amount of			Remaining	Hypothetical
		Contract	Withdrawal		Withdrawal			Free	Contract
		Value	Amount		Subject to	Withdrawal	Withdrawal	Withdrawal	Value
Contract		Before	Before	Amount of	Withdrawal	Charge	Charge	Amount After	After
	Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal
	1	$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
	2	$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
	3	$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

	Totals			$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)
In Contract Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. Because the partial withdrawal amount of $3,000 is less than the free withdrawal amount, there is no withdrawal charge.

(b)
After a partial withdrawal of $3,000 is taken, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge ($7,000 x 6.00% = $420). Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of “unliquidated” Purchase Payments is $33,000 ($40,000 - $7,000).

(c)
Because $4,000 of the two prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge ($12,000 x 6.00% = $720). Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000 ($40,000 - $19,000).

(d)
Because $4,000 of the three prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount at the time of the fourth Contract Year 4 partial withdrawal is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge ($21,000 x 6.00% = $1,260), and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Contract Year 4 withdrawal charges would then be $2,400 (i.e., $420 + $720 + $1,260), which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example above.

7-Year Withdrawal Charge Option:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no subsequent Purchase Payments are made and there are no partial withdrawals. The free withdrawal amount during the first seven Contract Years is equal to the greatest of: (i) 10% of all of the Purchase Payments that are still subject to a withdrawal charge; (ii) your maximum annual withdrawal amount if you have selected an optional living benefit; and (iii) if you have a Qualified Contract, your yearly required minimum distribution required under the Code. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Contract Value, based on hypothetical Contract Values.

		Hypothetical	Free	Payment Subject	Withdrawal	Withdrawal
	Contract	Contract	Withdrawal	to Withdrawal	Charge	Charge
	Year	Value	Amount	Charge	Percentage	Amount

(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
	5	$57,300	$4,000	$40,000	5.00%	$2,000
	6	$63,000	$4,000	$40,000	4.00%	$1,600
	7	$66,200	$4,000	$40,000	3.00%	$1,200
(c)	8	$72,800	$ 0	$ 0	0.00%	$ 0
(a)
In Contract Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Contract Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Contract Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Contract Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700. However, because only Purchase Payments, and not earnings, are subject to a withdrawal charge, the amount subject to a withdrawal charge in Contract Year 3 is $40,000 (which is the amount of your Purchase Payments not previously withdrawn) rather than $43,700.

(c)	In Contract Year 8, your payment is more than 7 complete years old, and no withdrawal charges apply to any withdrawals you make from that Purchase Payment.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no subsequent Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Contract Year, and a series of four partial withdrawals are made during the fourth Contract Year of $3,000, $8,000, $12,000, and $22,000.

		Hypothetical	Free		Amount of			Remaining	Hypothetical
		Contract	Withdrawal		Withdrawal			Free	Contract
		Value	Amount		Subject to	Withdrawal	Withdrawal	Withdrawal	Value
Contract		Before	Before	Amount of	Withdrawal	Charge	Charge	Amount After	After
	Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal
	1	$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
	2	$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
	3	$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

	Totals			$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)
In Contract Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. Because the partial withdrawal amount of $3,000 is less than the free withdrawal amount, there is no withdrawal charge.

(b)
After a partial withdrawal of $3,000 is taken, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge ($7,000 x 6.00% = $420). Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of “unliquidated” Purchase Payments is $33,000 ($40,000 - $7,000).

(c)
Because $4,000 of the two prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge ($12,000 x 6.00% = $720). Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000 ($40,000 - $19,000).

(d)
Because $4,000 of the three prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount at the time of the fourth Contract Year 4 partial withdrawal is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge ($21,000 x 6.00% = $1,260), and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Contract Year 4 withdrawal charges would then be $2,400 (i.e., $420 + $720 + $1,260), which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example above.

5-Year Withdrawal Charge Option:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no subsequent Purchase Payments are made and there are no partial withdrawals. The free withdrawal amount during the first five Contract Years is equal to the greatest of: (i) 10% of all of the Purchase Payments that are still subject to a withdrawal charge; (ii) your maximum annual withdrawal amount if you have selected an optional living benefit; and (iii) if you have a Qualified Contract, your yearly required minimum distribution required under the Code. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Contract Value, based on hypothetical Contract Values.

		Hypothetical	Free	Payment	Withdrawal	Withdrawal
	Contract	Contract	Withdrawal	Subject to Withdrawal	Charge	Charge
	Year	Value	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	7.50%	$3,000
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
	5	$55,600	$ 4,000	$40,000	5.00%	$2,000
(c)	6	$60,000	$ 0	$ 0	0.00%	$ 0

(a)
In Contract Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Contract Value of $41,000 minus the free withdrawal amount of $4,000.

(b)
In Contract Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Contract Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700. However, because only Purchase Payments, and not earnings, are subject to a withdrawal charge, the amount subject to a withdrawal charge in Contract Year 3 is $40,000 (which is the amount of your Purchase Payments not previously withdrawn) rather than $43,700.

(c)	In Contract Year 6, your payment is more than 5 complete years old, and no withdrawal charges apply to any withdrawals you make from that Purchase Payment.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken before the fourth Contract Year, and a series of four partial withdrawals of $3,000, $8,000, $12,000, and $22,000 are made during the fourth Contract Year.

		Hypothetical	Free		Amount of			Remaining
		Contract	Withdrawal		Withdrawal			Free	Hypothetical
		Value	Amount		Subject to	Withdrawal	Withdrawal	Withdrawal	Contract
Contract		Before	Before	Amount of	Withdrawal	Charge	Charge	Amount After	Value after
	Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal
	1	$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
	2	$44,200	$4,000	$ 0	$ 0	7.50%	$ 0	$4,000	$44,200
	3	$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

		Totals		$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)
In Contract Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. Because the partial withdrawal amount of $3,000 is less than the free withdrawal amount, there is no withdrawal charge.

(b)
After a partial withdrawal of $3,000 is taken, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge ($7,000 x 6.00% = $420). Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of “unliquidated” Purchase Payments is $33,000 ($40,000 - $7,000).

(c)
Because $4,000 of the two prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Contract Year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge ($12,000 x 6.00% = $720). Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000 ($40,000 - $19,000).

(d)
Because $4,000 of the three prior Contract Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount at the time of the fourth Contract Year 4 partial withdrawal is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge ($21,000 x 6.00% = $1,260), and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Contract Year 4 withdrawal charges would then be $2,400 (i.e., $420 + $720 + $1,260), which is the same amount that was assessed for a full liquidation in Contract Year 4 in the example above.

APPENDIX B: PURCHASE PAYMENT CHARGE EXAMPLES

Example A. 5 Year Withdrawal Charge Option

Assume you make an initial Purchase Payment of $100,000 on May 3, 2011, and a subsequent Purchase Payment of $50,000 on September 21, 2012.

Because the $50,000 Purchase Payment was made after the first Contract Anniversary, a Purchase Payment Charge will be deducted from your Contract Value in Subaccounts on each Contract Quarter, starting on August 3, 2016 (the end of the first Contract Quarter following your 5th Contract Anniversary). The quarterly Purchase Payment Charge will be equal to $75 ($50,000 x 0.15%) and will be deducted on each Contract Quarter until the $50,000 Purchase Payment has been in your Contract for 5 complete years.

On September 21, 2017, the $50,000 Purchase Payment will have been in your Contract for 5 complete years. Because that date falls before the Contract Quarter (ending November 3, 2017) when we deduct the last Purchase Payment Charge, your last Purchase Payment Charge will be a pro-rata portion of the full Purchase Payment Charge, calculated as follows:

A x	(	B	)
C

where:

A =	your full Purchase Payment Charge ($75)
B =	the number of days between the date the Purchase Payment has been in the Contract for 5 complete years and the beginning of the Contract Quarter immediately preceding that date (49 days)
C =	the number of days in a Contract Quarter (defined as 92 days)

In this case the last Purchase Payment Charge (deducted on November 13, 2017) would be:

75 x	(49)	= $39.95
92

Example B. 5 Year Withdrawal Charge Option

Assume you make an initial Purchase Payment of $100,000 on May 3, 2011, and a subsequent Purchase Payment of $50,000 on September 21, 2017, after the 5th Contract Anniversary.

Because your $50,000 Purchase Payment was made after the first Contract Anniversary, a Purchase Payment Charge will be deducted from your Contract Value in Subaccounts on each Contract Quarter, starting on November 3, 2017 (the end of the Contract Quarter immediately following the date of the Purchase Payment).

Your full Purchase Payment Charge will be equal to $75 ($50,000 x 0.15%). However, because your $50,000 Purchase Payment will not have been in your Account for the entire Contract Quarter ending on November 3, 2017, we will pro-rate your first Purchase Payment Charge, using the following formula:

A x	(	B	)
C

where:

A =	your full Purchase Payment Charge ($75)
B =	the number of days between the date of the Purchase Payment and the end of the Contract Quarter immediately following the date (43 days)
C =	the number of days in a Contract Quarter (defined as 92 days)

In this case your first Purchase Payment Charge (deducted on November 3, 2017) would be:

75 x	(43)	= $35.05
92

The full quarterly Purchase Payment Charge of $75 will be deducted on each subsequent Contract Quarter until August 3, 2022 (the last Contract Quarter prior to the date the Purchase Payment has been in the contract for 5 complete years.)

On September 21, 2022, the $50,000 Purchase Payment will have been in the contract for 5 complete years. Because that date falls before the Contract Quarter (ending November 3, 2022) when we deduct the last Purchase Payment Charge, your last Purchase Payment Charge will be a pro-rata portion of the full Purchase Payment Charge, calculated as follows:

●	your full Purchase Payment Charge ($75), multiplied by
●	the number of days between the date the Purchase Payment has been in the Contract for 5 complete years and the beginning of the Contract Quarter immediately preceding that date (49 days), divided by
●	the number of days in a Contract Quarter (defined as 92 days)

Therefore, the final Purchase Payment (deducted on November 3, 2022) would be:

75 x	(49)	= $39.95
92

APPENDIX C: OPTIONAL LIVING BENEFIT EXAMPLES

Example: How Sun Income Vision works

Assume for the example below that you are age 63 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate with single-life coverage. (If you selected joint-life coverage, then the numbers shown in the example would be different). Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your Coverage Date is your Issue Date. At any time, you can begin to withdraw up to your Annual Income Amount each Contract Year without reducing your Income Benefit Base. (For convenience, assume that the investment performance of your underlying investments equals and offsets all Contract expenses. Therefore, your Contract Value remains constant throughout the life of your Contract, except for Contract Years 2 and 5.)

Your Annual Income Amount is set equal to 3% of your Income Benefit Base, or $3,000.

Assume that, because of good investment performance of the Designated Funds during Contract Year 2, your Contract Value has grown to $110,000 on your second Contract Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Income Benefit Base. At this time we will step up your Income Benefit Base to $110,000. Additionally, because you have crossed into another age tier, your new Annual Income Amount will be 4% of your new Income Benefit Base, or $4,400. All values shown are as of the beginning of the Contract Year.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$3,000	$0
2	$100,000	$100,000	$3,000	$0
3	$110,000	$110,000	$4,400	$0

Assume you take your first withdrawal in Contract Year 4. We set your Lifetime Income Percentage at 4%. Your Annual Income Amount will be equal to 4% of your Income Benefit Base. You can withdraw up to $4,400 in Contract Year 4 without reducing your Income Benefit Base.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
4	$110,000	$110,000	$4,400	$4,400
5	$105,600	$110,000	$4,400	$4,400

Assume that, because of good investment performance of the Designated Funds during Contract Year 5, your Contract Value has grown to $115,000 on your fifth Contract Anniversary. Therefore, your Contract is eligible for an automatic step-up of its Income Benefit Base. We will step up your Income Benefit Base to $115,000. Your new Annual Income Amount will be 4% of your new Income Benefit Base, or $4,600. You can continue taking $4,600 per year for the rest of your life unless this amount is increased by a step-up or you take an Excess Withdrawal.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
6	$115,000	$115,000	$4,600	$4,600
7	$110,400	$115,000	$4,600	$4,600
8	$105,800	$115,000	$4,600	$4,600

Example: Early Withdrawals

Any withdrawal taken before your Coverage Date will be considered an Early Withdrawal. Your Income Benefit Base will be reduced using the following formula:

Your new Income Benefit Base	=	IBB x	(	CV – WD	)
CV

Where:
	IBB =	Your Income Benefit Base immediately before the Early Withdrawal.

	WD =	The amount of the Early Withdrawal.

	CV =	Your Contract Value immediately before the Early Withdrawal.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate with single-life coverage. Your Income Benefit Base is set to equal your initial Purchase Payment on your Issue Date. Your Coverage Date will be the first Contract Anniversary after you attain the age of 59.

Assume that, because of good investment performance of the Designated Funds during Contract Year 2 your Contract Value has grown to $110,000 prior to your second Contract Anniversary. At that time you withdraw $10,000. Because you are age 53 (and younger than age 59), this is an Early Withdrawal.

At this point, your Income Benefit Base will be recalculated as follows:

Your new Income Benefit Base	=	$110,000	x	$110,000 – $10,000
				$110,000

	=	$100,000

Your Annual Income Amount will still be $0 because you have not reached your Coverage Date.

Example: Excess Withdrawals

If you take an Excess Withdrawal your Income Benefit Base will be reduced according to the following formula:

Your new Income Benefit Base	=	IBB x	(	CV - EWD	)
CV

Where:
	IBB =	Your Income Benefit Base immediately before the Excess Withdrawal.

	EWD =	The amount of the Excess Withdrawal that exceeds the Annual Income Amount.

	CV =	Your Contract Value immediately after deducting the Annual Income Amount.

Assume that you invested $65,000 and, due to recent positive market performance, your Contract Value in Contract Year 5 is $100,000. Your Income Benefit Base has stepped up to 100,000, your Lifetime Income Percentage is 4%, and thus your Annual Income Amount is $4,000. During this Contract Year you make two withdrawals: a $3,000 withdrawal followed by a $5,000 withdrawal. Your first withdrawal reduces your Account Value to $97,000 but does not affect your Income Benefit Base because it is not in excess of your Annual Income Amount. The total of your first and second withdrawals, $8,000, is $4,000 greater than your Annual Income Amount ($4,000) After your second withdrawal, your Income Benefit Base will be reduced as follows:

Your new Income Benefit Base	=	$100,000	x	$96,000 – $4,000
				$96,000

	=	$95,833

Beginning on your Contract Anniversary and going forward, your new Annual Income Amount will be $95,833 x 0.04 = $3,833.

You should be aware that, if your Contract Value minus your Annual Income Amount is less than the Income Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Income Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce your benefit.

Example: Contract Value goes to zero before the Coverage Date

Assume for the next two examples (A and B) below that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000, and that you elected to participate in the Sun Income Vision living benefit with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different; however, the concept is the same).

Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date. Because you have not reached age 59 prior to your Issue Date, your Coverage Date is the anniversary following your 59th birthday. You may begin to withdraw up to your Annual Income Amount each Contract Year without reducing your Income Benefit Base starting on the Coverage Date.

A. Early Withdrawal causes Contract Value to go to zero before the Coverage Date.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$0	$ 0
2	$100,000	$100,000	$0	$ 0
3	$100,000	$100,000	$0	$ 0
4	$100,000	$100,000	$0	$100,000
5	$ 0	$ 0	$0	$ 0

Because your withdrawal was for the full Contract Value, your Contract, including Sun Income Vision, will end and you will not be eligible to receive your Annual Income Amount.

B. Poor performance, Contract fees and charges cause Contract Value to go to zero before the Coverage Date.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$ 0	$ 0
2	$ 75,000	$100,000	$ 0	$ 0
3	$ 55,000	$100,000	$ 0	$ 0
4	$ 40,000	$100,000	$ 0	$ 0
5	$ 25,000	$100,000	$ 0	$ 0
6	$ 15,000	$100,000	$ 0	$ 0
7	$ 8,000	$100,000	$ 0	$ 0
8	$ 400	$100,000	$ 0	$ 0
9	$ 0	$ 0	$ 0	$ 0
…	…	…	…	…
14	$ 0	$ 0	$3,000	$3,000
For Life	$ 0	$ 0	$3,000	$3,000

Because your Contract Value went to zero before the Coverage Date, your Contract, including the Living Benefit, will end. However, on what would have been your Coverage Date, generally the Contract Anniversary after you, or the younger spouse if joint-life coverage is selected, turn age 59, we will provide an annual payment equal to your Income Benefit Base immediately before your Contract Value went to zero multiplied by [3.0%]. Therefore, beginning on your fourteenth Contract Anniversary, you will receive $3,000 ($100,000 x 3.0%) on every Contract Anniversary for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

Examples: Contract Value goes to zero after the Coverage Date

Assume for the next two examples (A and B) below that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in the Sun Income Vision living benefit with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different; however, the concept is the same).

A. Excess Withdrawal combined with poor performance, Contract fees and charges cause Contract Value to go to zero after the Coverage Date.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$4,000	$ 0
2	$101,000	$101,000	$4,040	$ 0
3	$102,000	$102,000	$4,080	$ 0
4	$103,000	$103,000	$4,120	$ 0
5	$104,000	$104,000	$4,160	$ 0
6	$105,000	$105,000	$4,200	$ 0
7	$106,000	$106,000	$4,240	$ 0
8	$107,000	$107,000	$4,280	$ 0
9	$108,000	$108,000	$4,320	$50,000
10	$ 58,000	$ 60,417	$2,417	$ 2,417
11	$ 25,000	$ 60,417	$2,417	$ 2,417
12	$ 5,000	$ 60,417	$2,417	$ 2,417
For Life	$ 0	$ 60,417	$2,417	$ 2,417

B. Poor performance, Contract fees and charges cause Contract Value to go to zero after the Coverage Date.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$4,000	$ 0
2	$ 85,000	$100,000	$4,000	$ 0
3	$ 65,000	$100,000	$4,000	$ 0
4	$ 55,000	$100,000	$4,000	$ 0
5	$ 45,000	$100,000	$4,000	$ 0
6	$ 35,000	$100,000	$4,000	$ 0
7	$ 25,000	$100,000	$4,000	$ 0
8	$ 15,000	$100,000	$4,000	$ 0
9	$ 8,000	$100,000	$4,000	$ 0
10	$ 400	$100,000	$4,000	$ 0
11	$ 0	$100,000	$4,000	$4,000
For Life	$ 0	$100,000	$4,000	$4,000

Because your Contract Value was reduced to zero during Contract Year 11, we will pay the Annual Income Amount for the rest of your life. All other Contract features, benefits, and guarantees will terminate.

C. Excess Withdrawal causes Contract Value to go to zero after the Coverage Date.

Contract Year	Contract Value	Income Benefit Base	Annual Income Amount	Withdrawals
1	$100,000	$100,000	$4,000	$ 0
2	$ 80,000	$100,000	$4,000	$ 0
3	$ 60,000	$100,000	$4,000	$60,000
4	$ 0	$ 0	$ 0	$ 0

Your Contract and all benefits end because you took an Excess Withdrawal that caused your Contract Value to go to zero.

APPENDIX D: 100% ALLOCATION OPTION

The following Designated Funds and DCA program options are available for investment.

Funds	Dollar-Cost Averaging Program Options
AllianceBernstein Dynamic Asset Allocation Portfolio, Class B	6-Month DCA Period
BlackRock Global Allocation V.I. Fund, Class III	12-Month DCA Period
Huntington VA Balanced Fund[1]
MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Total Return Portfolio, Service Class
PIMCO All Asset Portfolio, Advisor Class
PIMCO Global Multi-Asset Portfolio, Advisor Class
Putnam VT Absolute Return 500 Fund, Class IB
SCSM Ibbotson Balanced Fund, Service Class
SCSM Ibbotson Conservative Fund, Service Class

1 Only available if you purchase your Contract through a Huntington Bank representative.

APPENDIX E: BUILD YOUR OWN PORTFOLIO OPTION

This Appendix sets forth the Funds and percentage limits that constitute the “build your own portfolio” program. This program is more fully described under “Build Your Own Portfolio” in the prospectus. If you do not comply with the allocation percentage limits in effect under your Contract, then the portfolio you build under this option will not satisfy the Designated Funds requirement under the optional living benefit and enhanced death benefit options and your participation in the Living Benefit and your election of any enhanced death benefit will be cancelled.

Fixed Income Funds	Asset Allocation / Balanced Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 100%	0% to 70%	0% to 70%	0% to 70%	0% to 10%
Huntington VA Mortgage Securities Fund[1]	AllianceBernstein Balanced Wealth Strategy Portfolio	Huntington VA Dividend Capture Fund[1]	AllianceBernstein Small/Mid Cap Value Portfolio	Franklin Strategic Income Securities Fund
JPMorgan Insurance Trust Core Bond Portfolio	AllianceBernstein Dynamic Asset Allocation Portfolio	Huntington VA Income Equity Fund[1]	Columbia Variable Portfolio - Marsico Growth Fund	Huntington VA Real Strategies Fund[1]
MFS® Research Bond Series	BlackRock Global Allocation V.I. Fund	Invesco Van Kampen V.I. Comstock Fund	Fidelity® Variable Insurance Products Fund II - Contrafund® Portfolio[4]	Huntington VA Rotating Markets Fund[1]
MFS® Government Securities Portfolio	Fidelity® Variable Insurance Products III - Balanced Portfolio[3]	JPMorgan Insurance Trust U.S. Equity Portfolio	Fidelity® Variable Insurance Products III - Mid Cap Portfolio[5]	Lazard Retirement Emerging Markets Equity Portfolio
SCSM Goldman Sachs Short Duration Fund	Franklin Income Securities Fund	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	First Eagle Overseas Variable Fund	MFS® Emerging Markets Equity Portfolio
SCSM PIMCO Total Return Fund	Huntington VA Balanced Fund[1]	MFS® Core Equity Portfolio	Franklin Small Cap Value Securities Fund	PIMCO CommodityRealReturn® Strategy Portfolio
SCSM BlackRock Inflation Protected Bond Fund	Invesco Van Kampen V.I. Equity and Income Fund	MFS® Utilities Portfolio	Huntington VA Growth Fund[1]	PIMCO Emerging Markets Bond Portfolio
Sun Capital Investment Grade Bond Fund®	MFS® Global Tactical Allocation Portfolio	MFS® Value Portfolio	Huntington VA International Equity Fund[1]	SCSM PIMCO High Yield Fund
Sun Capital Money Market Fund®	MFS® Total Return Portfolio	Mutual Shares Securities Fund	Huntington VA Marco 100 Fund[1]	Sun Capital Global Real Estate Fund
Wells Fargo Variable Trust - VT Total Return Bond Fund[2]	PIMCO All Asset Portfolio	Putnam VT Equity Income Fund	Huntington VA Mid Corp America Fund[1]	Templeton Global Bond Securities Fund
	PIMCO Global Multi-Asset Portfolio	SCSM BlackRock Large Cap Index Fund	Huntington VA New Economy Fund[1]
	Putnam VT Absolute Return 500 Fund	SCSM Davis Venture Value Fund	Huntington VA Situs Fund[1]
	SCSM Ibbotson Balanced Fund	SCSM Goldman Sachs Mid Cap Value Fund	Invesco Van Kampen V.I. Mid Cap Value Fund
	SCSM Ibbotson Conservative Fund	SCSM Lord Abbett Growth & Income Fund	Invesco V.I. International Growth Fund
	SCSM Ibbotson Growth Fund		Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio
MFS® Growth Portfolio
MFS® International Growth Portfolio
MFS® International Value Portfolio
MFS® Research International Portfolio
PIMCO EqS Pathfinder Portfolio
Oppenheimer Global Securities Fund/VA
SCSM AllianceBernstein International Value Fund
SCSM BlackRock International Index Fund
SCSM BlackRock Small Cap Index Fund
SCSM Columbia Small Cap Value Fund

Fixed Income Funds	Asset Allocation / Balanced Funds	Core Equity Funds	Growth Equity Funds	Specialty Funds
30% to 100%	0% to 70%	0% to 70%	0% to 70%	0% to 10%
SCSM Invesco Small Cap Growth Fund
SCSM WMC Blue Chip Mid Cap Fund
SCSM WMC Large Cap Growth Fund
Universal Institutional Funds Inc. - Growth Portfolio[6]
Universal Institutional Funds Inc. - Mid Cap Growth Portfolio[7]

1 Only available if you purchased your Contract through a Huntington Bank representative.
2 Referred to as Wells Fargo Advantage VT Total Return Bond Fund in sales and marketing materials.
3 Referred to as Fidelity® VIP Balanced Portfolio in sales and marketing materials.
4 Referred to as Fidelity® VIP Contrafund® Portfolio in sales and marketing materials.
5 Referred to as Fidelity® VIP Mid Cap Portfolio in sales and marketing materials.
6 Referred to as Morgan Stanley UIF Growth Portfolio in sales and marketing materials.
7 Referred to as Morgan Stanley UIF Mid Cap Growth Portfolio in sales and marketing materials.

This prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated August 12, 2011 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

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To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Solutions
Sun Life of Canada (U.S.) Variable Account K.

Name:

Address:

City:	State:	Zip Code:

Telephone:

AUGUST 12, 2011

SUN LIFE SOLUTIONS

VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT K

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Advertising and Sales Literature	2
Tax Deferred Accumulation	3
Calculations	4
5-Year Contract	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
7-Year Contract	4
Example of Variable Accumulation Unit Value Calculation	4
Example of Variable Annuity Unit Calculation	4
Example of Variable Annuity Payment Calculation	4
9-Year Contract	5
Example of Variable Accumulation Unit Value Calculation	5
Example of Variable Annuity Unit Calculation	5
Example of Variable Annuity Payment Calculation	5
Distribution of the Contract	5
Custodian	5
Independent Registered Public Accounting Firm	6
Financial Statements	6

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Solutions (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company” or “Sun Life (U.S.)”) in connection with Sun Life of Canada (U.S.) Variable Account K (the “Variable Account”) which is not included in the Prospectus dated August 12, 2011. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

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THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s, Fitch and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59½, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.
•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

[5-YEAR] CONTRACT

Example of Variable Accumulation Unit Value Calculation

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go “ex-dividend” during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006095 (the daily equivalent of the current maximum charge of 2.20% on an annual basis) gives a net investment factor of 1.00321416. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113801 (14.5645672 x 1.00321416).

Example of Variable Annuity Unit Calculation

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.38470102 (12.3456789 x 1.00324203 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.20% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

Example of Variable Annuity Payment Calculation

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.38470102. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.31 (70.1112 x 12.38407102).

[7-YEAR] CONTRACT

Example of Variable Accumulation Unit Value Calculation

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go “ex-dividend” during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004976 (the daily equivalent of the current maximum charge of 1.80% on an annual basis) gives a net investment factor of 1.00322535. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6115633 (14.5645672 x 1.00322535).

Example of Variable Annuity Unit Calculation

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.38470102 (12.3456789 x 1.00323092 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.20% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

Example of Variable Annuity Payment Calculation

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.38470102. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.31 (70.1112 x 12.38470102).

[9-YEAR] CONTRACT

Example of Variable Accumulation Unit Value Calculation

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go “ex-dividend” during the current Valuation Period. $18.38 ÷ $18.32 = 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004419 (the daily equivalent of the current maximum charge of 1.60% on an annual basis) gives a net investment factor of 1.00323092. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116242 (14.5645672 x 1.00323092).

Example of Variable Annuity Unit Calculation

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789.  If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.38470102 (12.3456789 x 1.00324203 (the Net Investment Factor based on the daily equivalent of maximum annuity phase charge of 1.20% on an annual basis) x 0.99991902). 0.99991902 is the factor, for a one day Valuation Period that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

Example of Variable Annuity Payment Calculation

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.38470102. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 ÷ 1,000). The number of annuity units credited would be 70.1112 ($865.57 ÷ 12.3456789) and the second variable annuity payment would be $868.31 (70.1112 x 12.38470102).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”).  Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or other contracts offered by the Company.  Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” No commissions have been paid by the Variable Account to Clarendon.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 28, 2011, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

FINANCIAL STATEMENTS

Sun Life of Canada (U.S.) Variable Account K has not yet commenced operations and therefore no financial statements are included. The financial statements of Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 28, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Revenues:
Premiums and annuity considerations (Note 8)	$136,175	$134,246	$122,733
Net investment income (loss) (1) (Note 7)	1,390,210	2,582,307	(1,970,368)
Net derivative loss(2) (Note 4)	(149,290)	(39,902)	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	26,951	(36,675)	3,801
Other-than-temporary impairment losses (3) (Note 4)	(885)	(4,834)	(41,864)
Fee and other income (Note 8)	511,027	385,836	449,991

Total revenues	1,914,188	3,020,978	(2,041,165)

Benefits and expenses:
Interest credited (Note 8)	401,848	385,768	531,276
Interest expense	51,789	39,780	60,285
Policyowner benefits (Note 8)	239,794	110,439	391,093
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	697,102	1,024,661	(1,045,640)
Goodwill impairment	-	-	701,450
Other operating expenses (Note 8)	318,170	248,156	261,819

Total benefits and expenses	1,708,703	1,808,804	900,283

Income (loss) from continuing operations before income tax expense (benefit)	205,485	1,212,174	(2,941,448)

Income tax expense (benefit) (Note 10)	71,211	335,649	(815,943)

Net income (loss) from continuing operations	134,274	876,525	(2,125,505)

Income (loss) from discontinued operations, net of tax (Note 2)	-	104,971	(109,336)

Net income (loss)	$134,274	$981,496	$(2,234,841)

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $674.2 million, $2,086.7 million and $(2,603.7) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2010	December 31, 2009
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,422,951 and $1,121,424 in 2010 and 2009, respectively) (Note 4)	$1,495,923	$1,175,516
Trading fixed maturity securities, at fair value (amortized cost of $11,710,416 and $12,042,961 in 2010 and 2009, respectively) (Note 4)	11,467,118	11,130,522
Mortgage loans (Note 4)	1,737,528	1,911,961
Derivative instruments – receivable (Note 4)	198,064	259,227
Limited partnerships	41,622	51,656
Real estate (Note 4)	214,665	202,277
Policy loans	717,408	722,590
Other invested assets	27,456	47,421
Short-term investments	832,739	1,267,311
Cash and cash equivalents	736,323	1,804,208
Total investments and cash	17,468,846	18,572,689

Accrued investment income	188,786	230,591
Deferred policy acquisition costs and sales inducement asset (Note 13)	1,682,559	2,173,642
Value of business and customer renewals acquired (Note 14)	134,985	168,845
Net deferred tax asset (Note 10)	394,297	549,764
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,328	12,611
Reinsurance receivable	2,347,086	2,350,207
Other assets (Note 1)	125,529	183,963
Separate account assets (Note 1)	26,880,421	23,326,323

Total assets	$49,235,136	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$14,593,228	$16,709,589
Future contract and policy benefits	849,514	815,638
Payable for investments purchased	44,827	88,131
Accrued expenses and taxes	52,628	61,903
Debt payable to affiliates (Note 3)	783,000	883,000
Reinsurance payable	2,231,835	2,231,764
Derivative instruments – payable (Note 4)	362,023	572,910
Other liabilities	285,056	280,224
Separate account liabilities	26,880,421	23,326,323

Total liabilities	46,082,532	44,969,482

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2010 and 2009	6,437	6,437
Additional paid-in capital	3,928,246	3,527,677
Accumulated other comprehensive income (Note 19)	46,553	35,244
Accumulated deficit	(828,632)	(962,906)

Total stockholder’s equity	3,152,604	2,606,452

Total liabilities and stockholder’s equity	$49,235,136	$47,575,934

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Net income (loss)	$134,274	$981,496	$(2,234,841)

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available- for-sale securities, net of tax (1)	34,459	113,278	(84,234)
Reclassification adjustment for OTTI losses, net of tax (2)	938	202	-
Change in pension and other postretirement plan adjustments, net of tax (3)	-	10,231	(66,998)
Reclassification adjustments of net realized investment (gains) losses into net income (4)	(24,088)	3,117	25,718
Other comprehensive income (loss)	11,309	126,828	(125,514)

Comprehensive income (loss)	$145,583	$1,108,324	$(2,360,355)

(1)	Net of tax (expense) benefit of $(18.6) million, $(60.1) million and $45.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million and $36.1 million for the years ended December 31, 2009 and 2008, respectively.
(4)	Net of tax expense (benefit) of $13.0 million, $(1.7) million and $(13.8) million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (2)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(3)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1, 2, and 3)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	$6,437	$3,928,246	$46,553	$(828,632)	$3,152,604

(1)	As of December 31, 2010, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $8.0 million.
(2)      FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825, “Financial Instruments.”
(3)      FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Operating Activities:
Net income (loss) from operations	$134,274	$981,496	$(2,234,841)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net amortization of premiums on investments	30,562	(689)	29,871
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	697,102	1,024,661	(1,045,640)
Depreciation and amortization	5,683	5,535	6,711
Net loss (gain) on derivatives	41,483	(96,041)	554,898
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,066)	41,509	38,063
Net (increase) decrease in fair value of trading investments	(674,223)	(2,086,740)	2,603,748
Net realized losses on trading investments	67,277	367,337	354,991
Undistributed loss (income) on private equity limited partnerships	2,339	9,207	(9,796)
Interest credited to contractholder deposits	401,848	385,768	531,276
Goodwill impairment	-	-	701,450
Deferred federal income taxes	149,377	295,608	(698,437)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(184,995)	(346,900)	(282,409)
Accrued investment income	41,805	36,736	18,079
Net change in reinsurance receivable/payable	129,907	209,637	216,282
Future contract and policy benefits	33,876	(125,992)	141,658
Other, net	17,031	(243,369)	149,390
Adjustments related to discontinued operations	-	(288,018)	4,315
Net cash provided by operating activities	867,280	169,745	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	498,087	113,478	101,757
Trading fixed maturity securities	4,170,750	2,097,054	1,808,498
Mortgage loans	249,283	143,493	294,610
Real estate	-	-	1,141
Other invested assets	(315,643)	(207,548)	692,157
Purchases of:
Available-for-sale fixed maturity securities	(771,747)	(347,139)	(129,474)
Trading fixed maturity securities	(3,946,548)	(867,310)	(2,175,143)
Mortgage loans	(101,668)	(17,518)	(58,935)
Real estate	(4,874)	(4,702)	(5,414)
Other invested assets	(64,998)	(106,277)	(122,447)
Net change in other investments	-	(183,512)	(349,964)
Net change in policy loans	5,182	6,817	(16,774)
Net change in short-term investments	434,572	(722,821)	(599,481)

Net cash provided by (used in) investing activities	$152,396	$(95,985)	$(559,469)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,217,014	$2,795,939	$2,190,099
Withdrawals from contractholder deposit funds	(3,606,335)	(3,011,499)	(3,616,458)
Repayments of debt	(100,000)	-	(122,000)
Debt proceeds	-	200,000	175,000
Capital contribution from Parent	400,000	748,652	725,000
Other, net	1,760	(27,312)	(16,814)
Net cash (used in) provided by financing activities	(2,087,561)	705,780	(665,173)

Net change in cash and cash equivalents	(1,067,885)	779,540	(145,033)

Cash and cash equivalents, beginning of year	1,804,208	1,024,668	1,169,701

Cash and cash equivalents, end of year	$736,323	$1,804,208	$1,024,668

Supplemental Cash Flow Information
Interest paid	$45,389	$47,151	$109,532
Income taxes (refunded) paid	$(107,063)	$21,144	$(113,194)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The Company did not pay any cash dividends to the Parent in 2010, 2009 and 2008.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2010, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009 and 2008 was $105.0 million and $(109.3) million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 and 2008 are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  During the year ended December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made cumulative payments of $17.6 million to the swap counterparty.  As of December 31, 2010, the maximum future payments of the CARS Trust could be required to make is $37.4 million.  The CARS Trust made no payment during the years ended December 31, 2010 and 2008, respectively.  At December 31, 2010 and 2009, the fair value of the credit default swap was a liability of $27.3 million and $34.3 million, respectively.  As of December 31, 2010 and 2009, the fair value of the assets held as collateral by the CARS Trust was $36.3 million and $35.3 million, respectively.  The carrying amount of this interest in a variable interest entity (“VIE”) is included in trading fixed maturity securities on the consolidated balance sheets.

To determine the nature of the Company’s interest in a VIE, it performs an assessment of each party’s interest in the VIE beyond any voting interest that it may have.  This assessment looks to sufficiency of an equity investment at risk in terms of the entity’s ability to self-finance its activities, as well as other indicators of control including the power to direct activities that impact economic performance, the obligation to absorb expected losses, and the right to receive expected returns.  The Company is deemed to control a VIE when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  If the Company determines that it is the VIE’s primary beneficiary, the VIE must be consolidated in the Company’s consolidated financial statements.  At December 31, 2010, the Company had no variable interest in significant VIEs for which disclosure is required under FASB ASC Topic 810.

All intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  ABS and RMBS are priced using fair value models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Prior to the Company’s adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  In addition, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss also would be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $4.6 million and $4.3 million for the year ended December 31, 2010 and 2009, respectively, if these holdings were performing.  As of December 31, 2010 and 2009, the fair market value of holdings for issuers in default was $53.9 million and $26.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income (loss).

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Sales inducement asset (“SIA”) represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC and SIA asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC and SIA, is higher than the present value of future expected gross profits.  During the years ended December 31, 2010 and 2009, the Company wrote down DAC and the SIA by $126.0 million and $326.9 million, respectively, as a result of loss recognition related to certain annuity products.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed and fixed index annuities was below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer.  Goodwill is allocated to the Group Protection segment  In accordance with FASB ASC Topic 350, “Intangibles–Goodwill and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2010 and concluded that this asset was not impaired.

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliated companies, outstanding premiums, and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million and $1.3 million for years ended December 31, 2009 and 2008, respectively.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2010, the Company recorded a $29.2 million adjustment to reserves related to loss recognition.  The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2009.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 for the period ending on December 31, 2010, are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310, “Receivables.”  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans, do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11 “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2010 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810 which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

In August 2009, the FASB issued No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The required disclosures are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢           Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢           Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2011, the FASB issued ASU 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20,” which delays the effective date for the disclosure requirements for public entities related to troubled debt restructurings.  ASU 2011-01 applies to all public-entity creditors that modify financing receivables within the guidance given about troubled debt restructurings in ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on the definition of a trouble debt restructuring.  Currently, it is anticipated that the new disclosure requirements for public entities regarding trouble debt restructurings as described in ASU 2010-20 will be effective for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued ASU 2010-28 “Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The amendments in ASU 2010-28 are effective for interim periods and fiscal years beginning after December 15, 2010.  Early adoption is not permitted.  The Company adopted ASU 2010-28 on January 1, 2011 and does not expect the adoption to have significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29 “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination.  The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In October 2010, the FASB issued ASU 2010-26 “Financial Services – Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 944 to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and is assessing the impact of this adoption.

In April 2010, the FASB issued ASU 2010-15, “Financial Services – Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments – a Consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIE. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party. The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and does not expect the adoption to have a significant impact to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

2009
Assets:
Total investments and cash	$1,602,733
Deferred policy acquisition costs	139,702
Reinsurance receivable	902,957
Other assets	12,698
Total assets	$2,658,090

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610
Future contract and policy benefits	87,830
Debt payable to affiliates	1,315,000
Net deferred tax liability	171,413
Derivative instruments - payable	19,617
Other liabilities	181,750

Total liabilities	$2,563,220

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008

Total revenues	$191,965	$29,031
Total benefits and expenses	46,304	181,407
Income (loss) before income tax expense (benefit)	145,661	(152,376)
Income tax expense (benefit)	40,690	(43,040)

Net income (loss)	$104,971	$(109,336)

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates which are not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

During the years ended December 31, 2010 and 2009, the Company received capital contributions totaling $400.0 million and $748.7 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the National Association of Insurance Comissioners (“NAIC”).  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2010 and 2009, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $1.0 million and $4.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC with a maturity date of September 27, 2011.  The Company paid interest quarterly to Sun Life (Hungary) LLC.  Total interest incurred was $1.3 million for the year ended December 31, 2008.  The Company used the proceeds of the note for general corporate purposes.  On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2010 and 2009, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2010, 2009 and 2008.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $6.2 million, $11.2 million, and $36.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.7 million, $1.3 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate, due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $5.4 million, $10.5 million, and $35.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $0.6 million, $1.2 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate, due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million, $11.3 million and $36.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to the LLC which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $140 thousand in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.5 million, $1.3 million and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  This agreement expired in July 2010 due to the maturity of the floating rate funding agreements with the LLC.

The account values related to these funding agreements issued to LLC III, LLC II and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$ 783,000	$ 44,925

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/06/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	1,257
				$ 883,000	$ 47,921

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $117.6 million for the year ended December 31, 2010.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the assets that were sold, which was estimated to be seven years.  As of December 31, 2010, the remaining deposit liability was $14.3 million.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million and $316.7 million for the years ended December 31, 2009 and 2008, respectively, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $13.0 million, $8.9 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $18.0 million, $15.5 million and $17.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $23.5 million, $24.2 million and $24.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $13.0 million, $8.9 million and $17.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $13.0 million, $4.3 million and $2.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company paid $21.4 million, $18.2 million and $18.6 million for the years ended December 31, 2010, 2009 and 2008, respectively, in investment management services fees to SCA.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $41.4 million, $45.4 million and $23.7 million, respectively, in distribution fees to SLFD.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $10.1 million, and $10.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  Rental income is reported as a component of net investment income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and fair market value of $87.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result. During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value and a fair market value of $150.2 million.  The Company did not purchase or sell any mortgage loan from SLOC during the year ended December 31, 2009.

In 2004, employees of the Company became participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $9.6 million, $7.9 million and $5.9 million relating to RSUs for the years ended December 31, 2010, 2009 and 2008, respectively.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2010, 2009 and 2008.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2010	2009	2008

VOBA	$-	$913	$782
VOCRA	$1,327	$4,063	$4,627

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2010, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 694	$ 27	$ (6)	$ -	$ 715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$ 1,422,951	$ 89,947	$ (4,671)	$ (12,304)	$ 1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 544,106	$ 10,104	$ (142,230)	$ 411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$ 11,710,416	$ 449,908	$ (693,206)	$ 11,467,118

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$ (198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$ (1,276,631)	$ 11,130,522

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2010 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 30,952	$ 31,587
Due after one year through five years	659,829	708,996
Due after five years through ten years	100,916	108,069
Due after ten years	582,345	596,892
Subtotal – Maturities of available-for-sale fixed securities	1,374,042	1,445,544
ABS, RMBS and CMBS securities (1)	48,909	50,379
Total available-for-sale fixed securities	$ 1,422,951	$ 1,495,923

Maturities of trading fixed securities:
Due in one year or less	$ 1,261,177	$ 1,264,869
Due after one year through five years	4,388,274	4,566,185
Due after five years through ten years	1,907,089	2,003,614
Due after ten years	1,507,936	1,478,482
Subtotal – Maturities of trading fixed securities	9,064,476	9,313,150
ABS, RMBS and CMBS securities (1)	2,645,940	2,153,968
Total trading fixed securities	$ 11,710,416	$ 11,467,118

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $172.6 million, $50.0 million and $14.0 million and gross losses of $40.9 million, $57.5 million and $161.2 million were realized on the sale of fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively.

Fixed maturity securities with an amortized cost of approximately $12.3 million and $12.4 million at December 31, 2010 and 2009, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2010 and 2009, 92.4% and 91.1%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.  During 2010, 2009 and 2008, the Company incurred realized losses totaling $0.9 million, $4.8 million and $41.9 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 11	$ (6)	$ 11	$ (6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. States and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$ 211,792	$ (6,185)	$ 93,699	$ (10,790)	$ 305,491	$ (16,975)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Total non-corporate securities	17,441	(89)	6,846	(2,625)	24,287	(2,714)

Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. States and political subdivision securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	3	10	13

Corporate securities	41	86	127

Total	44	96	140

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.9 million and $4.8 million for the year ended December 31, 2010 and 2009, respectively on its available-for-sale fixed maturity securities.  The $0.9 million credit loss OTTI recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial condition of the foreign issuer.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments also were driven primarily by the adverse financial conditions of the issuers.

The following tables roll-forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	-
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$-
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2010	2009

Total mortgage loans	$ 1,737,528	$ 1,911,961

Real estate:
Held for production of income	214,665	202,277
Total real estate	$ 214,665	$ 202,277

Total mortgage loans and real estate	$ 1,952,193	$ 2,114,238

Accumulated depreciation on real estate was $45.6 million and $40.6 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $30.1 million and $17.3 million at December 31, 2010 and 2009, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $23.7 million and $25.5 million at December 31, 2010 and 2009, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2010	2009

Past due:
Between 30 and 59 days	$ 16,607	$ 38,434
Between 60 and 89 days	12,333	8,704
90 days or more	19,310	4,300
Total past due	48,250	51,438
Current (1)	1,743,060	1,903,305
Balance, at December 31	$ 1,791,310	$ 1,954,743
Past due more than 90 days with total accrued interest	$ -	$ -

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2010	2009

General allowance	$ 23,662	$ 25,500
Specific allowance	30,120	17,282
Total	$ 53,782	$ 42,782

(1)
Included in the $1,743.1 million and $1,903.3 million of the Company’s mortgage loans in current status at December 31, 2010 and 2009, are $165.6 million and $191.4 million, respectively, of mortgage loans that are impaired but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31, 2010.

2010
Insured	$ -
High	394,288
Standard	544,243
Satisfactory	333,086
Low quality	519,693
Total	$ 1,791,310

The following table shows the gross carrying value of impaired mortgage loans and related allowances at December 31, 2010:

	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 119,323	$ 85,281	$ 204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$ 5,899	$ -	$ 5,899

Included in the $204.6 million and $215.9 million of impaired mortgage loans at December 31, 2010 and 2009, are $119.3 million and $134.9 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2010	2009	2008

Average investment	$200,276	$121,500	$11,963
Interest income	$5,899	$897	$-
Cash receipts on interest	$5,899	$897	$-

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $114.7 million at December 31, 2010.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The activity in the allowance for loan loss was as follows:

	2010	2009	2008

Balance at January 1	$42,782	$3,000	$3,288
Provisions for allowance	26,742	40,050	3,000
Charge-offs	(6,892)	-	-
Recoveries	(8,850)	(268)	(3,288)
Balance at December 31	$53,782	$42,782	$3,000

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2010	2009
Property Type:
Office building	$ 599,930	$ 638,603
Retail	748,345	808,125
Industrial/warehouse	242,413	241,627
Apartment	54,364	100,435
Other	360,923	368,230
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

	2010	2009
Geographic region:
Arizona	$ 46,968	$ 53,470
California	85,853	114,196
Florida	200,056	217,614
Georgia	69,173	57,861
Maryland	44,923	46,412
Massachusetts	112,128	116,025
Missouri	52,218	58,523
New York	247,154	305,810
Ohio	125,454	135,088
Pennsylvania	98,251	110,758
Texas	303,336	325,234
Washington	65,708	52,353
Other (1)	554,753	563,676
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2010, scheduled mortgage loan maturities were as follows:

2011	$ 110,273
2012	77,521
2013	135,745
2014	163,227
2015	183,253
Thereafter	1,091,171
General allowance	(23,662)
Total	$ 1,737,528

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate into the future.  The outstanding funding commitments for these mortgages amount to $0.6 million and $51.0 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE nor the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2010.  The Company's net investment in the leveraged lease at December 31, 2009 was composed of the following elements:

Lease contract receivable	$ 1,247
Less: non-recourse debt	-
Net receivable	1,247
Estimated value of leased assets	20,795
Less: Unearned and deferred income	(731)
Investment in leveraged leases	21,311
Less: Fees	(12)
Net investment in leveraged leases	$ 21,299

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.6 million and $12.8 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement such as collateral is used to improve the credit risk of longer term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is passed between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative (loss) income in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g., fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each GIC transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 1 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays.  The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Contracts

A foreign currency contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency contracts are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions at:

	December 31, 2010		December 31, 2009
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	70	$ 5,443,500	102	$ 8,883,000
Currency swaps	7	349,460	10	351,740
Credit default swaps	1	37,400	1	55,000
Equity swaps	-	-	2	4,908
Currency forwards	36	44,149	-	-
Swaptions	1	350,000	5	1,150,000
Futures (1)	(25,699)	2,918,839	(13,811)	2,378,216
Index call options	9,604	1,858,109	7,345	1,313,381
Index put options	4,100	515,632	7,100	682,499
Total		$ 11,517,089		$ 14,818,744

(1)           The negative amount represents the Company’s short position

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2010		At December 31, 2009
	Asset Derivatives	Liability Derivatives	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 97,060	$ 329,214	$ 130,178	$ 532,401
Foreign currency contracts	32,504	3,878	56,032	905
Equity contracts	59,397	-	58,692	-
Credit contracts	-	27,341	-	34,349
Futures contracts (b)	9,103	1,590	14,325	5,255
Total derivative instruments	198,064	362,023	259,227	572,910
Embedded derivatives (c)	2,896	178,069	11,308	417,764
Total	$ 200,960	$ 540,092	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures contracts include interest rate, equity price and foreign currency exchange risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2010	2009	2008

Interest rate contracts	$ (122,712)	$ 143,402	$ (501,413)
Foreign currency contracts	(16,206)	(12,116)	28,078
Equity contracts	(26,734)	(71,865)	(53,397)
Credit contracts	7,008	(9,855)	(35,149)
Futures contracts	(217,428)	(328,595)	35,447
Embedded derivatives	226,782	239,127	(79,024)
Net derivative loss from continuing operations	$ (149,290)	$ (39,902)	$ (605,458)
Net derivative income (loss) from discontinued operations	$ -	$ 216,956	$ (266,086)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A or higher.  As of December 31, 2010, the Company’s liability positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty payable net of collateral, had credit exposure of $7.9 million to the Company.  As of December 31, 2010, the Company’s asset positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty receivable net of collateral, had credit exposure of $4.1 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2010 was approximately $362.0 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2010, the Company would be expected to settle a net obligation of less than $0.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted by the Company.

At December 31, 2010, the Company pledged $224.2 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2010, counterparties pledged to the Company $60.3 million in collateral comprising of cash and U.S. Treasury securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2010, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivisions securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivisions securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (1) (2)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)      Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)           Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Fixed index annuities	-	-	131,608	131,608
Total other policy liabilities	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities:
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Short-term investments	1,267,311	-	-	1,267,311
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets:
Separate account assets (1) (2)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)	Excludes $501.0 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities:
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  ABS and RMBS are priced using models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  Guaranteed minimum accumulation benefit (“GMAB”) or guaranteed minimum withdrawal benefit (“GMWB”) are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency securities	15,323	(1,533)	-	-		13,790	65
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 30, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3(2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities:
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets:
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2009, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$35,035	$164,241
Net derivative income	537,981	513,445
Net realized investment gains, excluding impairment losses on available-for-sale securities	49	-
Net gains	$573,065	$677,686

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities		(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments – receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a recurring basis	$ 18,329	$ (1,346)	$ 276,113	$ (136,652)	$ 137,998	$ (294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the Company’s financial instruments whose carrying amounts and estimated fair values may differ at:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans	$ 1,737,528	$ 1,811,567	$ 1,911,961	$ 1,937,199
Policy loans	$ 717,408	$ 859,668	$ 722,590	$ 837,029

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$ 11,944,058	$ 11,490,525	$ 14,104,892	$ 13,745,774
Debt payable to affiliates	$ 783,000	$ 783,000	$ 883,000	$ 883,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2010	2009	2008

Fixed maturity securities	$ 34,409	$ 2,912	$ 2,162
Mortgage loans	(10,327)	(43,148)	538
Real estate	2	-	431
Other invested assets	(170)	1,289	175
Sales of previously impaired assets	3,037	2,272	495

Net realized investment gains (losses) from continuing operations	$ 26,951	$ (36,675)	$ 3,801
Net realized investment gains from discontinued operations	$ -	$ -	$ 178

7. NET INVESTMENT INCOME (LOSS)

The Company’s net investment income (loss) consisted of the following for the years ended December 31:

	2010	2009	2008

Trading fixed maturity securities: Interest and other income	$ 713,960	$ 822,599	$ 859,252
Change in fair value and net realized gains (losses)	606,946	1,736,975	(2,958,739)
Mortgage loans	108,555	121,531	134,279
Real estate	8,645	7,735	8,575
Policy loans	45,054	44,862	44,601
Income ceded under funds-withheld reinsurance agreements	(75,643)	(139,168)	(63,513)
Other	4,150	3,948	23,841
Gross investment income (loss)	1,411,667	2,598,482	(1,951,704)
Less: Investment expenses	21,457	16,175	18,664
Net investment income (loss) from continuing operations	$ 1,390,210	$ 2,582,307	$ (1,970,368)
Net investment loss from discontinued operations	$ -	$ (24,956)	$ (180,533)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income (loss) and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and certain affiliates and is further discussed in Note 8 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2010	2009	2008

Revenues:
Premiums and annuity considerations:
Direct	$94,869	$86,671	$67,938
Assumed	47,616	52,856	58,961
Ceded	(6,310)	(5,281)	(4,166)
Net premiums and annuity considerations from continuing operations	$136,175	$134,246	$122,733
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income (loss):
Direct	$1,465,853	$2,721,475	$(1,906,855)
Assumed	-	-	-
Ceded	(75,643)	(139,168)	(63,513)
Net investment income (loss) from continuing operations	$1,390,210	$2,582,307	$(1,970,368)
Net investment loss related to discontinued operations	$-	$(24,956)	$(180,533)

Fee and other income:
Direct	$676,670	$581,868	$608,066
Assumed	-	-	-
Ceded	(165,643)	(196,032)	(158,075)
Net fee and other income from continuing operations	$511,027	$385,836	$449,991
Net fee and other income related to discontinued operations	$-	$(49,947)	$114,762

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2010	2009	2008

Benefits and expenses:
Interest credited:
Direct	$491,090	$472,275	$601,435
Assumed	6,879	7,801	8,484
Ceded	(96,121)	(94,308)	(78,643)
Net interest credited from continuing operations	$401,848	$385,768	$531,276
Net interest credited related to discontinued operations	$-	$34,216	$30,350

Policyowner benefits:
Direct	$409,907	$265,021	$482,737
Assumed	26,189	38,313	42,662
Ceded	(196,302)	(192,895)	(134,306)
Net policyowner benefits from continuing operations	$239,794	$110,439	$391,093
Net policyowner benefits related to discontinued operations	$-	$13,267	$52,424

Other operating expenses:
Direct	$333,850	$282,502	$268,253
Assumed	5,079	6,129	5,386
Ceded	(20,759)	(40,475)	(11,820)
Net other operating expenses from continuing operations	$318,170	$248,156	$261,819
Net other operating expenses related to discontinued operations	$-	$10,436	$27,527

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 16 for additional information on the Company’s business segments.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion at both December 31, 2010 and 2009.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivables	$1,466,247	$1,540,697

Liabilities Contractholder deposit funds and other policy liabilities	1,478,459	1,493,145
Future contract and policy benefits	1,823	2,104
Reinsurance payable	$1,555,336	$1,603,711

The funds-withheld assets of $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased (reduced) contractholder deposit funds and other policy liabilities by $14.0 million and $(10.6) million at December 31, 2010 and 2009, respectively.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(24.6) million, $(120.0) million, and $130.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $49.9 million, $126.6 million and $60.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company also reduced interest credited by $71.5 million, $73.9 million and $74.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2010	2009
Assets Reinsurance receivable	$419,684	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	465,035	466,899
Reinsurance payable	$432,160	$430,528

Reinsurance payable includes a funds-withheld liability of $326.9 million and $307.8 million at December 31, 2010 and 2009, respectively, and a deferred gain of $105.3 million and $118.9 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2010 and 2009, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $24.1 million and $26.3 million, respectively.

The change in fair value of the embedded derivative increased (reduced) derivative income by $2.2 million and $(26.3) million for the years ended December 31, 2010 and 2009, respectively.  In addition, during the years ended December 31, 2010 and 2009, the reinsurance agreement reduced revenues by $24.3 million and $43.8 million, respectively, and decreased expenses by $56.2 million and $38.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds-withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain universal life (“UL”) policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivable	$133,088	$103,802

Liabilities Contractholder deposit funds and other policy liabilities	104,795	84,606
Future contract and policy benefits	21,662	10,518
Reinsurance payable	$225,387	$182,000

Reinsurance payable includes a funds-withheld liability of $172.8 million and $128.4 million at December 31, 2010 and 2009, respectively; and a deferred gain of $52.6 million and $50.3 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds-withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased (decreased) contractholder deposit funds and other policy liabilities by $3.2 million and $(0.7) million at December 31, 2010 and 2009, respectively.

The change in the fair value of this embedded derivative (decreased) increased derivative income by $(3.9) million, $(11.3) million, and $12.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $31.0 million, $29.0 million and $9.7 million, and decreased expenses by $28.0 million, $20.9 million and $11.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $134.7 million, $173.9 million and $145.4 million and reduced expenses by approximately $140.1 million, $168.5 million and $128.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2010 and 2009, SLNY held policyholder liabilities of $28.6 million and $30.3 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $47.6 million, $52.9 million and $59.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, and increased expenses by $31.2 million, $44.3 million and $48.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year-end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008 other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ -
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$ -	$ -
Accrued benefit cost	$ -	$ -

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and the Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)
Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 1,754	$ 1,616
Interest cost	17,434	16,617	3,218	3,332
Expected return on plan assets	(15,111)	(22,972)	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	-	-
Amortization of prior service cost	337	337	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	382	916
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 4,825	$ 5,335

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 3,926	$ 4,638

For the year ended December 31, 2010, Sun Life Services allocated to the Company costs of $3.1 million and $4.4 million for the Pension Plans and Other Post Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan for the following years:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ 2,344	$ (6,729)
Net actuarial (loss) gain recognized during the year	(2,782)	792	(382)	(916)
Prior service cost arising during the year	-	-	(803)	-
Prior service cost recognized during the year	(337)	(337)	529	529
Transition asset recognized during the year	2,093	2,093	-	-
Transition asset arising during the year	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	1,688	(7,116)
Tax effect	6,100	(38,566)	(591)	2,491
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ 1,097	$ (4,625)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ 3,648	$ (1,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.10%	6.50%	6.10%	6.50%
Rate of compensation increase	3.75%	3.75%	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.50%	6.35%	6.50%	6.35%
Expected long term return on plan assets	7.75%	8.00%	n/a	n/a
Rate of compensation increase	3.75%	4.00%	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan (Continued)

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009 and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 and 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million and $22.7 million, respectively.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million and $18.1 million for the years ended December 31, 2009 and 2008, respectively. For the year ended December 31, 2010, Sun Life Services allocated $17.4 million to the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2010	2009	2008

Income tax expense (benefit):
Current	$ (78,166)	$ 40,092	$ (117,496)
Deferred	149,377	295,557	(698,447)

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2010	2009	2008

Expected federal income tax expense (benefit)	$ 71,920	$ 424,261	$ (1,029,506)
Low income housing tax credits	(2,028)	(3,880)	(4,016)
Separate account dividends received deduction	(14,702)	(16,232)	(18,144)
Prior year adjustments/settlements	5,243	1,320	(7,279)
Valuation allowance-capital losses	-	(69,670)	69,670
Goodwill impairment	11,559	-	176,886
Adjustments to tax contingency reserves	305	1,605	(932)
Other items	(1,358)	(1,949)	(2,628)

Federal income tax expense (benefit)	70,939	335,455	(815,949)
State income tax expense	272	194	6

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2010	2009
Deferred tax assets:
Actuarial liabilities	$ 155,285	$ 369,555
Tax loss carryforwards	347,172	240,035
Investments, net	188,110	354,208
Goodwill and other impairments	47,303	59,775
Other	74,218	71,726
Gross deferred tax assets	812,088	1,095,299
Valuation allowance	-	-
Total deferred tax assets	812,088	1,095,299

Deferred tax liabilities:
Deferred policy acquisition costs	(417,791)	(545,535)
Total deferred tax liabilities	(417,791)	(545,535)

Net deferred tax asset	$ 394,297	$ 549,764

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2010 and 2009 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2010 and 2009.  At December 31, 2010, the Company’s had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforwards.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively. The Company’s net deferred tax asset was $394.3 million and $549.8 million at December 31, 2010 and 2009, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.  During the year ended December 31, 2009, the Company released the cumulative recorded valuation allowance of $69.7 million that was initially established in 2008.  The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $31.2 million, $42.0 million and $50.7 million at December 31, 2010, 2009 and 2008, respectively.  Of the $31.2 million, $1.8 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net decreases in the tax liability for UTBs of $10.8 million, $8.7 million and $12.4 million in the years ended December 31, 2010, 2009 and 2008, respectively, resulted from the following:

	2010	2009	2008
Balance at January 1	$ 41,989	$ 50,679	$ 63,043
Gross increases related to tax positions in prior years	23,214	7,950	111,473
Gross decreases related to tax positions in prior years	(16,170)	(16,640)	(90,772)
Settlements	(20,187)	-	(33,065)
Close of tax examinations/statutes of limitations	2,371	-	-

Balance at December 31	$ 31,217	$ 41,989	$ 50,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized $6.4 million, ($9.0) million and $3.4 million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $6.6 million and $4.8 million of interest accrued at December 31, 2010 and 2009, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2010, as the Company did for the years ended December 31, 2009 and 2008.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock and net assets of Sun Life Vermont, to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company made income tax payments of $21.1 million in 2009, and received income tax refunds of $107.1 million and $113.2 million in 2010 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2010	2009	2008

Balance at January 1	$72,953	$71,316	$74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at January 1	67,243	65,969	68,957
Incurred related to:
Current year	83,384	86,905	79,725
Prior years	(1,823)	(5,817)	(6,557)
Total incurred	81,561	81,088	73,168
Paid losses related to:
Current year	(54,312)	(58,598)	(53,615)
Prior years	(25,627)	(21,216)	(22,541)
Total paid	(79,939)	(79,814)	(76,156)

Balance at December 31	76,181	72,953	71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at December 31	$68,865	$67,243	$65,969

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million, $5.8 million and $6.6 million in 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 20,061,043	$ 1,742,139	66.0
Minimum Income	$ 179,878	$ 59,322	62.2
Minimum Accumulation or Withdrawal	$ 12,233,731	$ 152,571	63.2

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change / Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $2.3 million and $250.5 million at December 31, 2010 and 2009, respectively. The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC and SIA for the years ended December 31:

	2010	2009
Balance at January 1	$2,173,642	$2,862,401
Acquisition costs deferred related to continuing operations	241,182	398,880
Amortized to expense of continuing operations during the year (1)	(732,265)	(1,013,681)
Adjustments related to discontinued operations	-	(73,958)
Balance at December 31	$1,682,559	$2,173,642

(1)	Includes interest, unlocking, and loss recognition components of amortization expense.

Please see Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC and SIA for future recoverability and determined that the assets were not impaired at December 31, 2010.

The Company wrote down DAC and SIA by $126.0 million and $326.9 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2010 and 2009, respectively.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  The $326.9 million charge for loss recognition in 2009 was reported as a component of amortization of DAC in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2010	2009
Balance at January 1	$168,845	$179,825
Amortized to expense during the year	(33,860)	(10,980)
Balance at December 31	$134,985	$168,845

Please see Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that these assets were not impaired at December 31, 2010.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income(1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses(2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and expenses
				-
Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-

Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading fixed maturity securities of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010, related to the Company’s trading securities.  Other Subs’ net investment income does not include changes in market value of trading fixed maturity securities.

(2)      SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading fixed maturity securities of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)      SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains, excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)
SLUS as parent’s and SLNY’s net investment (loss) income includes a decrease in market value of trading fixed maturity securities of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except per share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except in share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Short-term investments	1,208,320	58,991	-	-	1,267,311
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Investment in subsidiaries	518,560	-	-	(518,560)	-
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs and sales inducement asset	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:				-
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)			4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of year	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of year	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONDSENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of year	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of year	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Equity in net loss of subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of year	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of year	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management segment.

Individual Protection

The Individual Protection segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.

Group Protection

The Group Protection segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485

Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income tax expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account asset	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total benefits and expenses	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2010 and 2009, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2010	2009	2008

Statutory capital and surplus	$ 2,234,153	$ 2,037,661	$ 1,949,215
Statutory net loss	$ (77,503)	$ (23,879)	$ (1,431,516)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $188.0 million in 2011 without prior approval from the Delaware Commissioner of Insurance.

In 2010, 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However in 2009, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $29.6 million in 2011 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2010, 2009 or 2008.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.5 million in 2011 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2010	2009	2008
Unrealized gains (losses) on available-for-sale fixed maturity securities that were temporarily impaired	$83,926	$67,970	$(111,099)
Unrealized losses on pension and other postretirement plan adjustments	-	-	(88,721)
Changes due to non-credit OTTI losses on available-for-sale fixed maturity securities	(12,304)	(13,748)	-
Deferred income tax (expense) benefit	(25,069)	(18,978)	69,936

Accumulated other comprehensive income (loss)	$46,553	$35,244	$(129,884)

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2010 and 2009, the Company recorded benefits of $11.5 million and $15.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s By-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities under operating leases with terms of up to five years.  As of December 31, 2010, minimum future lease payments under such leases were $40 thousand for 2011.  The Company does not have any lease commitments after 2011.

Total rental expense for the years ended December 31, 2010, 2009 and 2008 was $7.2 million, $6.9 million and $8.2 million, respectively.